1933 Act Registration No. 333-
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                      [ ] Pre-Effective    [ ] Post-Effective
                           Amendment No.       Amendment No.

                            EVERGREEN MUNICIPAL TRUST
                     (Evergreen Alabama Municipal Bond Fund)
               [Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116

                       -----------------------------------
                    (Address of Principal Executive Offices)

                             Michael H. Koonce, Esq.
                               200 Berkeley Street
                           Boston, Massachusetts 02116

                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             David Mahaffey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street
                             Washington, D.C. 20006


      It is proposed that this filing will become effective on January 17, 2005, pursuant to Rule 488.

                            EVERGREEN MUNICIPAL TRUST

                                     PART A

                           PROSPECTUS/PROXY STATEMENT

                              [President's Message]
                                      LOGO
                     SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
                              420 North 20th Street
                            Birmingham, Alabama 35203

January 26, 2005

Dear Shareholder,

         On November 1, 2004, SouthTrust Corporation merged into Wachovia Corporation and management of the combined company undertook the process of comparing product offerings within the SouthTrust and Evergreen mutual fund families in order to offer a more streamlined, complete and competitive set of mutual funds while serving the interests of shareholders. As a shareholder of SouthTrust Alabama Tax-Free Income Fund ("SouthTrust Fund"), a series of SouthTrust Funds, you are invited to vote on proposals (1) to merge SouthTrust Fund into Evergreen Alabama Municipal Bond Fund ("Evergreen Fund"), a mutual fund within the Evergreen family of funds (the "Merger") and (2) to approve an Investment Advisory Agreement (the "Advisory Agreement") for SouthTrust Fund with Evergreen Investment Management Company, LLC ("EIMC"), the investment advisor to Evergreen Fund. The Board of Trustees of SouthTrust Funds has approved the Advisory Agreement and the Merger and recommends that you vote FOR both proposals.

                If approved by shareholders, this is how the Merger will work:

                o SouthTrust Fund will transfer all of its assets and identified liabilities to Evergreen Fund, a newly created series of Evergreen Municipal Trust.
                o Evergreen Fund will issue new shares that will be distributed to you in an amount equal to the value of your SouthTrust Fund shares that will be cancelled. You will receive Class I shares of Evergreen Fund in exchange for your shares of SouthTrust Fund. Although the number of shares you hold may change, the total value of your investment will not change as a result of the Merger.
                o You will not incur any sales loads or similar transaction charges as a result of the Merger.
                o It is expected that your receipt of Class I shares of Evergreen Fund in the Merger will be a non-taxable event for you for federal income tax purposes.
                o Details about Evergreen Fund's investment objective, principal investment strategies, principal risks, portfolio management team, performance, fees and expenses, etc., along with additional information about the proposed Merger, are contained in the attached prospectus/proxy statement. In addition, information regarding EIMC and the Advisory Agreement, which you are being asked to approve, is also contained in the attached prospectus/proxy statement. If approved by shareholders, the Advisory Agreement will remain in effect until the closing of the Merger (scheduled for March 2005). Please take the time to familiarize yourself with this information.

        Votes on both proposals will be cast at a special meeting of SouthTrust Fund's shareholders to be held on March 4, 2005. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope, or vote via one of the other methods mentioned below. Instructions on how to vote are included at the end of the prospectus/proxy statement.

         If you have any questions about the proposals or the proxy card, please call [Georgeson Shareholder Communications, Inc.,] our proxy solicitor, at __________ (toll-free). You may record your vote by telephone or Internet by following the voting instructions as outlined on your proxy card. If SouthTrust Fund does not receive your vote after several weeks, you may receive a telephone call from [Georgeson Shareholder Communications, Inc.] requesting your vote. The expenses of the Merger, including the costs of soliciting proxies, will be paid by EIMC..

         Thank you for taking this matter seriously and participating in this important process.

                                                    Sincerely,

                                                    [Signature]

                                                    ---------

                                                    [President]

                     SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
                              420 North 20th Street
                            Birmingham, Alabama 35203


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MARCH 4, 2005



         A Special Meeting (the "Meeting") of Shareholders of SouthTrust Alabama Tax-Free Income Fund ("SouthTrust Fund"), a series of SouthTrust Funds, will be held at the offices of Federated Investors, Inc., 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237 on March 4, 2005, at 2:00 p.m., Eastern Daylight Time, and any adjournment(s) thereof, for the following purposes, each of which is more fully described in the accompanying prospectus/proxy statement dated January 26, 2005:

1. To consider and act upon the Agreement and Plan of Reorganization, dated as of January 3, 2005 (the "Plan"), providing for the acquisition of all the assets of SouthTrust Fund by Evergreen Alabama Municipal Bond Fund ("Evergreen Fund"), a series of Evergreen Municipal Trust, in exchange for Class I shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of SouthTrust Fund. The Plan also provides for distribution of those shares of Evergreen Fund to shareholders of SouthTrust Fund in liquidation and subsequent termination of SouthTrust Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of SouthTrust Fund.

2. To consider and act upon a new Investment Advisory Agreement between SouthTrust Funds, on behalf of SouthTrust Fund, and Evergreen Investment Management Company, LLC.

3. To transact any other business which may properly come before the Meeting or any adjournment(s) thereof.

         On behalf of SouthTrust Fund, the Board of Trustees of SouthTrust Funds has fixed the close of business on January 7, 2005 as the record date for the determination of shareholders of SouthTrust Fund entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE, OR VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY CARD WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.


                    By order of the Board of Trustees of SouthTrust Funds,



                    ------------------
                    [President]










January 26, 2005

                   INFORMATION RELATING TO THE PROPOSED MERGER
                                       of
                    SOUTHTRUST ALABAMA TAX-FREE INCOME FUND,
                          a series of SouthTrust Funds
                                      into
                     EVERGREEN ALABAMA MUNICIPAL BOND FUND,
                      a series of Evergreen Municipal Trust

         This prospectus/proxy statement contains the information you should know before voting on the proposed merger (the "Merger") of SouthTrust Alabama Tax-Free Income Fund ("SouthTrust Fund") into Evergreen Alabama Municipal Bond Fund ("Evergreen Fund"). If approved, the Merger will result in your receipt of Evergreen Fund Class I shares in exchange for your SouthTrust Fund shares. The investment objective of each Fund is identical. Each Fund seeks to provide income exempt from federal income tax and the income tax imposed by the State of Alabama.

         Please read this prospectus/proxy statement carefully and retain it for future reference. Additional information concerning Evergreen Fund is provided in the "Additional Information" section of this prospectus/proxy statement. Additional information concerning SouthTrust Fund and the Merger is contained in the documents described in the box below, all of which have been filed with the Securities and Exchange Commission ("SEC").

                  MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE

----------------------------------------------------------------- ---------------------------------------------------------------
See:                                                              How to get these documents:
----------------------------------------------------------------- ---------------------------------------------------------------
----------------------------------------------------------------- ---------------------------------------------------------------

Prospectus for SouthTrust Fund, dated June 30, 2004, as           The Funds make all of these documents available to you free
supplemented December 10, 2004.                                   of charge if you:
                                                                  o     Call _________, or
Statement of additional information for SouthTrust Fund, dated    o     Write the Funds
at either address below. June 30, 2004.
                                                                  You can also obtain any of these documents for a fee from the
Annual report for SouthTrust Fund, dated April 30, 2004.          SEC if you:
                                                                  o      Call the SEC at 202-942-8090,
Statement of additional information, dated January 26, 2005, which relates to this prospectus/proxy statement and the Merger.  Or for free if you:
                                                                  o      Go to the EDGAR Database on the SEC's Website
                                                                         (http://www.sec.gov).

                                                                  To ask questions about this prospectus/proxy statement:
                                                                  o      Call __________, or
                                                                  o      Write to the Funds at either address below.


                                                                  The Funds' SEC file numbers are:
                                                                  o      SouthTrust Fund, 33-46190 and 811-6580; and
                                                                  o      Evergreen Fund, 333-36033and 811-08367.

----------------------------------------------------------------- ---------------------------------------------------------------

         Information relating to SouthTrust Fund contained in SouthTrust Fund's prospectus, statement of additional information, annual report, statement of additional information, dated January 26, 2005, relating to this prospectus/proxy statement, is incorporated by reference into this prospectus/proxy statement. Each of these documents has been filed with the SEC. Information that has been incorporated by reference into this prospectus/proxy statement is legally considered to be part of this prospectus/proxy statement.

         The SEC has not determined that the information in this prospectus/proxy statement is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.


         The shares offered by this prospectus/proxy statement are not deposits of a bank, and are not insured, endorsed or guaranteed by the FDIC or any government agency and involve investment risk, including possible loss of your original investment.


        The address of Evergreen Fund is 200 Berkeley Street, Boston,
                Massachusetts 02116 (Telephone: 800-343-2898).

        The address of SouthTrust Fund is 420 North 20th Street, Birmingham,
                Alabama 35203 (Telephone: 888-735-3441).


                PROSPECTUS/PROXY STATEMENT DATED JANUARY 26, 2005

                                TABLE OF CONTENTS


SUMMARY OF THE MERGER...........................................................
    What are the key features of the Merger?
    After the Merger, what class of shares of Evergreen Fund will I own?
    How do the Funds' investment objectives, principal investment strategies and risks compare? How do the Funds' sales charges and expenses compare? Will I be able to buy, sell and exchange shares the same way? How do the Funds' performance records compare?
    Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger? What will the advisory fee be after the Merger?
    What will be the primary federal tax consequences of the Merger?


    RISKS.......................................................................
    What are the principal risks of investing in each Fund?
    Are there any other risks of investing in the Funds?


MERGER INFORMATION..............................................................
    Reasons for the Merger
    Agreement and Plan of Reorganization
    Federal Income Tax Consequences
    Pro-forma Capitalization
    Distribution of Shares
    Purchase and Redemption Procedures
    Exchange Privileges
    Distribution and Tax Policies

INFORMATION ON SHAREHOLDERS' RIGHTS.............................................
    Form of Organization
    Capitalization
    Shareholder Liability
    Shareholder Meetings and Voting Rights
    Liquidation
    Liability and Indemnification of Trustees

INFORMATION REGARDING INVESTMENT ADVISORY AGREEMENT.............................
    The Investment Advisor and Evaluation by the Trustees
    Terms of the Advisory Agreement
    Fees Paid Under the Advisory Agreement
    More Information about EIMC
    Principal Executive Officers and Directors of EIMC
    Additional Information

VOTING INFORMATION CONCERNING THE MEETING.......................................
    Shareholder Information

FINANCIAL STATEMENTS AND EXPERTS................................................
LEGAL MATTERS...................................................................
OTHER BUSINESS..................................................................
ADDITIONAL INFORMATION..........................................................
INSTRUCTIONS FOR EXECUTING PROXY CARDS..........................................
OTHER WAYS TO VOTE YOUR PROXY ..................................................
EXHIBIT A--Form of Agreement and Plan of Reorganization.....................A-1
EXHIBIT B--Form of Advisory Agreement.......................................B-1

                              SUMMARY OF THE MERGER



         This section summarizes the primary features and consequences of the Merger. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this prospectus/proxy statement and its statement of additional information, in SouthTrust Fund's prospectus, statement of additional information, annual report, and in the Agreement and Plan of Reorganization.

[GRAPHIC OMITTED] What are the key features of the Merger?

         The Agreement and Plan of Reorganization (the "Plan") sets forth the key features of the Merger. For a complete description of the Merger, see the form of the Plan, attached as Exhibit A to this prospectus/proxy statement. The Plan generally provides for the following:

o the transfer of all of the assets of SouthTrust Fund to Evergreen Fund in exchange for Class I shares of Evergreen Fund.

o the assumption by Evergreen Fund of the identified liabilities of SouthTrust Fund. (The identified liabilities consist only of those liabilities reflected on SouthTrust Fund's statement of assets and liabilities determined immediately preceding the Merger.)

o the liquidation of SouthTrust Fund by distributing Class I shares of Evergreen Fund to SouthTrust Fund's shareholders and cancellation of all shares of SouthTrust Fund.

o the expected treatment of the receipt of Evergreen Fund shares by SouthTrust Fund's shareholders in the Merger as a non-taxable transaction for shareholders for federal income tax purposes.

o Evergreen Investment Management Company, LLC ("EIMC") will bear the cost of the Merger.


     The Merger is scheduled to take place on or about March 18, 2005.

[GRAPHIC OMITTED] After the Merger, what class of shares of Evergreen Fund will I own?

         You will receive Class I shares of Evergreen Fund in the Merger. The new shares you receive will have the same total value as your SouthTrust Fund shares as of the close of business on the day immediately prior to the Merger.

         The Board of Trustees of SouthTrust Funds, including the Trustees who are not "interested persons" (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has concluded that the Merger would be in the best interest of SouthTrust Fund and its shareholders, and that existing shareholders' interests will not be diluted as a result of the Merger. Accordingly, the Trustees have submitted the Plan for the approval of SouthTrust Fund's shareholders. The Trustees of Evergreen Municipal Trust have also approved the Plan on behalf of Evergreen Fund.

[GRAPHIC OMITTED] How do the Funds' investment objectives, principal investment strategies and risks compare?

         The investment objectives of Evergreen Fund and SouthTrust Fund are identical. Each Fund seeks to provide income exempt from federal income tax and the income tax imposed by the State of Alabama.

         SouthTrust Fund pursues its investment objective by investing in tax-exempt fixed income securities. During normal circumstances, at least 80% of the Fund's net assets will be invested in investment grade obligations issued by or on behalf of the State of Alabama, its political subdivisions, or agencies, the income from which will be exempt from federal and Alabama state income tax. Some of the interest from the Fund's investments may be subject to the federal alternative minimum tax for individuals and corporations.

         The portfolio managers select investments after assessing factors such as trends in interest rates, creditworthiness, the supply of appropriate municipal bonds, and portfolio diversification. Although the Fund is "non-diversified" for regulatory purposes, the portfolio managers seek to incorporate as much diversification among issuers of municipal bonds and industry sectors as market supply allows. In order to manage interest rate risks and produce competitive returns, the Fund expects to maintain an effective duration of four to eight years.

         Evergreen Fund has been recently organized and has not yet engaged in operations. It is expected that Evergreen Fund's investment strategies will be substantially identical to those of SouthTrust Fund as set forth above.

         In addition, Evergreen Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Funds' principal investment strategies and investment goals and, if employed, could result in lower return and potential loss of market opportunity.

         Because both Funds have identical investment objectives and substantially identical principal investment strategies, it is not anticipated that the securities held by SouthTrust Fund will be disposed of in significant amounts in connection with the Merger.

         The following table highlights the principal risks of investing in each of the Funds. For a detailed comparison of the Funds' risks, see the section entitled "Risks."

----------------------- ------------------------------------------------- ---------------- -------------
Risk                    Explanation                                       SouthTrust Fund  Evergreen
                                                                                           Fund
----------------------- ------------------------------------------------- ---------------- -------------
----------------------- ------------------------------------------------- ---------------- -------------
Municipal Securities    Local political and economic factors in the
Risk                    State of Alabama may adversely affect the value         X               X
                        and liquidity of municipal securities held by
                        each Fund
----------------------- ------------------------------------------------- ---------------- -------------
----------------------- ------------------------------------------------- ---------------- -------------
Interest Rate Risk      Interest rate risk is triggered by the
                        tendency for the value of debt securities and           X               X
                        certain dividend paying stocks to fall when
                        interest rates go up.
----------------------- ------------------------------------------------- ---------------- -------------
----------------------- ------------------------------------------------- ---------------- -------------
Credit Risk             The value of a debt security is directly
                        affected by the issuer's ability to repay               X               X
                        principal and pay interest on time.
----------------------- ------------------------------------------------- ---------------- -------------
----------------------- ------------------------------------------------- ---------------- -------------
Non-Diversification     A higher percentage of investments among fewer
Risk                    issuers may result in greater fluctuation in            X               X
                        the total market value of the Fund's portfolio
                        than in the portfolio of a fund which invests
                        in numerous issuers
----------------------- ------------------------------------------------- ---------------- -------------
----------------------- ------------------------------------------------- ---------------- -------------
Concentration Risk      An investment in a Fund that concentrates its
                        investments in a single state entails greater risk      X               X
                        than an investment in a fund that invests its
                        assets in numerous states
----------------------- ------------------------------------------------- ---------------- -------------


         SouthTrust Fund has other investment strategies, policies, practices and restrictions which, together with their related risks, are also set forth in its prospectus and statement of additional information.

[GRAPHIC OMITTED] How do the Funds' sales charges and expenses compare? Will I be able to buy, sell and exchange shares the same way?

         The sales charges and expenses for the Class I shares of Evergreen Fund and shares of SouthTrust Fund are different. For a complete description of the sales charges and expenses for each Fund, see the table below under the caption "Shareholder Fees" and the section "Merger Information - Distribution of Shares." You will not pay any front-end or contingent deferred sales charge in connection with the Merger. The procedures for buying, selling and exchanging shares of the Funds are similar. For more information, see "Merger Information - Purchase and Redemption Procedures" and "Merger Information - Exchange Privileges" below.

Shareholder Fees (fees paid directly from your investment)

-------------------------------------------------------          ------------------------------------------------------
SouthTrust Fund                                                  Evergreen Fund Pro Forma
-------------------------------------------------------          ------------------------------------------------------
------------------------------------- -----------------          ------------------------------- ----------------------
Shareholder Transaction Expenses                                 Shareholder Transaction                Class I
                                                                 Expenses
Maximum sales charge imposed on            3.50%                 Maximum sales charge imposed            None
purchases (as a % of offering price)                             on purchases (as a % of
                                                                 offering price)

Maximum contingent deferred sales          None*                 Maximum contingent deferred             None
charge (as a % of either the                                     sales charge (as a % of
redemption amount or initial                                     either the redemption amount
investment whichever is lower)                                   or initial investment
                                                                 whichever is lower)
------------------------------------- -----------------          ------------------------------- ----------------------

*A 1.00% redemption fee applies only to purchases of SouthTrust Fund shares at net asset value (investments of $1,000,000 or more) which are redeemed within one year of purchase. See "How to Redeem and Exchange Shares" in the SouthTrust Fund prospectus.

         The following tables allow you to compare the expenses of the Funds. Evergreen Fund is newly organized and has not had any operations to date. . The amounts for the shares of SouthTrust Fund set forth in the following table and in the examples are based on actual expenses for the fiscal year ended April 30, 2004. The table entitled "Evergreen Fund Pro Forma" shows you what the expenses are estimated to be for the twelve months ending August 31, 2005 assuming the Merger takes place.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------------------------------------
SouthTrust Fund (based on expenses for the fiscal year ended April 30, 2004)
---------------------------------------------------------------------------------------
---------------- ------------------- ------------- ------------------- ----------------
                                     Shareholder                          Total Fund
Management Fees      12b-1 Fees      Service Fees    Other Expenses       Operating
                                                                          Expenses
---------------- ------------------- ------------- ------------------- ----------------
---------------- ------------------- ------------- ------------------- ----------------
   0.60%(1)           0.25%(2)         0.25%(3)          0.33%            1.43%(4)
---------------- ------------------- ------------- ------------------- ----------------

---------------------------------------------------------------------------------------------------------------
Evergreen Fund Pro Forma (based on what the estimated combined expenses of
Evergreen Fund would be for the 12 months ending August 31, 2005)
---------------------------------------------------------------------------------------------------------------
---------------- ------------- -------------- --------------------- --------------------- ---------------------
                                                   Total Fund          Waiver of Fund          Total Fund
Management Fees                    Other       Operating Expense          Expenses         Operating Expenses
                  12b-1 Fees     Expenses       (Before Waiver)                              (After Waiver)
---------------- ------------- -------------- --------------------- --------------------- ---------------------
---------------- ------------- -------------- --------------------- --------------------- ---------------------
     0.42%          0.00%          0.28%             0.70%                 0.07%                0.63%(5)
---------------- ------------- -------------- --------------------- --------------------- ---------------------


(1) The investment advisor voluntarily waived a portion of the management fee, and can terminate this voluntary waiver at any time. The management fees paid by the Fund (after the voluntary waivers) was 0.25% for the fiscal year ended April 30, 2004.

(2) The Fund did not pay or accrue the distribution (12b-1) fee during the fiscal year ended April 30, 2004, and has no present intention of paying or accruing the distribution (12b-1) fee during the fiscal year ending April 30, 2005.
(3) The shareholder servicing agent voluntarily waived a portion of the shareholder services fee. The shareholder servicing agent can terminate this voluntary waiver at any time. The shareholder services fees paid by the Fund (after voluntary waivers) was 0.05% for the fiscal year ended April 30, 2004.

(4) Although not contractually obligated to do so, the investment advisor, distributor, shareholder servicing agent and administrator waived certain amounts. Total Fund Operating Expenses, after waivers, was 0.63%.

(5) The Fund's investment advisor has agreed to contractually waive the management fee and/or reimburse expenses for a period of two years beginning in March 2005 in order to limit Total Fund Operating Expenses so that they do not exceed, in the aggregate, the Fund's Total Fund Operating Expenses (After Waiver) listed above. Amounts waived and/or reimbursed may be recouped up to a period of three years following the end of the fiscal year of the fiscal year in which the fee waivers and/or expense reimbursements were made.

         The table below shows examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in SouthTrust Fund versus Evergreen Fund pro forma, assuming the Merger takes place, and are for illustration purposes only. The examples assume a 5% average annual return, that operating expenses for SouthTrust Fund are before waivers as shown in the table above and remain the same, that operating expenses for Evergreen Fund are after waivers in effect for the periods described above, and that you reinvest all of your dividends and distributions. Your actual costs may be higher or lower.

Examples of Fund Expenses

------------------------------- -------------------------------    ----------------------------------------
                                SouthTrust Fund                    Evergreen Fund (Class I) Pro Forma
------------------------------- -------------------------------    ----------------------------------------
------------------------------- ---------------------------------------------------------------------------
                                             Assuming Redemption at End of Period
------------------------------- -------------------------------    ----------------------------------------
------------------------------- -------------------------------    ----------------------------------------
After 1 year                                 $490                                    $64
------------------------------- -------------------------------    ----------------------------------------
------------------------------- -------------------------------    ----------------------------------------
After 3 years                                $787                                   $209
------------------------------- -------------------------------    ----------------------------------------
------------------------------- -------------------------------    ----------------------------------------
After 5 years                               $1,104                                  $375
------------------------------- -------------------------------    ----------------------------------------
------------------------------- -------------------------------    ----------------------------------------
After 10 years                             $2,,003                                  $857
------------------------------- -------------------------------    ----------------------------------------


[GRAPHIC OMITTED] How do the Funds' performance records compare?

         The following tables show how SouthTrust Fund has performed in the past. Evergreen Fund has been recently organized and has not yet engaged in any operations; consequently, it does not have an investment performance record. After the Merger, Evergreen Fund, as the successor to the SouthTrust Fund, will assume and publish SouthTrust Fund's investment performance record. Past performance (both before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)

         The table below shows the percentage gain or loss for shares of the SouthTrust Fund for the past ten complete calendar years. The table should give you a general idea of the risks of investing in SouthTrust Fund by showing how the Fund's return has varied from year-to-year for the periods shown. This table includes the effects of Fund expenses, but not the Fund's sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns would have been lower.

         --------------------------------------------------------------------------------------------------------
                                                         SouthTrust Fund
         --------------------------------------------------------------------------------------------------------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
               `95        `96        `97       `98      `99       `00        `01       `02       `03       '04
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
50%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
40%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
30%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
20%         11.23%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
10%                                                              9.12%               9.56%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
5%                                                                        4.67%               4.44%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
0%                     2.98%      5.69%      5.49%    -1.63%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
-5%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
-10%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
-20%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------

                 Best Quarter:                         ___ Quarter 200_        %
                 Worst Quarter:                        ___ Quarter 200_        %


         The next table lists SouthTrust Fund's average annual total return over the past one, five and ten years and since inception (through 12/31/2004), including any applicable sales charges. This table is intended to provide you with some indication of the risks of investing in SouthTrust Fund by comparing its performance with that of an index. At the bottom of the table, you can compare SouthTrust Fund's performance with the Lehman Brothers 1-10 Year Blend Municipal Bond Index (LB1-10BMB), unmanaged market index that provides a broad-based performance measure of the U.S. municipal bond market consisting of securities with up to ten-year maturities. (this description needs to be confirmed) An index does not include transaction costs associated with buying and selling securities or any mutual fund fees or expenses (including taxes). It is not possible to invest directly in an index.

Average Annual Total Returns (for the periods ended 12/31/2004)*

------------------------------------------------------------------------------------------------------------
                                              SouthTrust Fund
------------------------------------------------------------------------------------------------------------
-------------------------------    ----------------- --------------- ---------------- ----------------------
                                                                                        Performance Since
                                        1 Year          5 Years         10 Years            Inception
                                                                                           (--/--/--)
-------------------------------    ----------------- --------------- ---------------- ----------------------
-------------------------------    ----------------- --------------- ---------------- ----------------------
Return Before Taxes
-------------------------------    ----------------- --------------- ---------------- ----------------------
-------------------------------    ----------------- --------------- ---------------- ----------------------
Return After Taxes on
Distributions**
-------------------------------    ----------------- --------------- ---------------- ----------------------
-------------------------------    ----------------- --------------- ---------------- ----------------------
Return After Taxes on
Distributions and Sale of
Fund Shares**
-------------------------------    ----------------- --------------- ---------------- ----------------------
-------------------------------    ----------------- --------------- ---------------- ----------------------
LB1-10BMB
-------------------------------    ----------------- --------------- ---------------- ----------------------

        * The SouthTrust Alabama Tax-Free Income Fund is the successor to a portfolio of a common trust fund (CTF) managed by the investment advisor. At the Fund's commencement of operations, the assets from the CTF were transferred to the Fund on August 20, 1999 in exchange for Fund shares. The quoted performance data includes the performance of the CTF for periods before the SouthTrust Alabama Tax-Free Income Fund's registration statement became effective on August 10, 1999, as adjusted to reflect SouthTrust Alabama Tax-Free Income Fund's expenses and sales load. The CTF was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the CTF had been registered under the 1940 Act, the performance may have been adversely affected.

        ** The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of SouthTrust Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your SouthTrust Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. Due to the different tax treatment of CTFs, after-tax returns prior to August 10, 1999 cannot be calculated.

         For a detailed discussion of the manner of calculating total return, please see SouthTrust Fund's statement of additional information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

         Important information about SouthTrust Fund is also contained in management's discussion of SouthTrust Fund's performance. This information appears in SouthTrust Fund's most recent annual report.

[GRAPHIC OMITTED] Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger? What will the advisory fee be after the Merger?

Management of the Funds

         The overall management of Evergreen Fund and SouthTrust Fund is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Municipal Trust and the Board of Trustees of SouthTrust Funds, respectively.

Investment Advisor

         EIMC is the investment advisor to Evergreen Fund. Following are some key facts about EIMC:

         -----------------------------------------------------------------------
         o Is a subsidiary of Wachovia Corporation, the [4th] largest bank holding company in the United States based on total assets as of December 31, 2004.
         o    Has been managing mutual funds and private accounts since 1932.
         o Manages over $____ billion in assets for the Evergreen funds as of December 31, 2004.
         o    Is located at 200 Berkeley Street, Boston, Massachusetts 02116.
         -----------------------------------------------------------------------

Portfolio Management

         The day-to-day management of Evergreen Fund after the Merger will be handled by:

         -----------------------------------------------------------------------
         o Richard K. Marrone who has managed Evergreen Florida High Income Municipal Bond Fund since January 1995, Evergreen Florida Municipal Bond Fund since January 1998, and Evergreen North Carolina Municipal Bond Fund since January 1993. Mr. Marrone has been a Vice President and Senior Fixed Income portfolio manager since 1993 when he became affiliated with EIMC or one of its predecessors.
         -----------------------------------------------------------------------

Advisory Fees

         For its management and supervision of the daily business affairs of Evergreen Fund, EIMC is entitled to receive an annual fee equal to:

         ------- ---------------------------------------------------------------
         o 0.42% of the first $500 million of average daily net assets; 0.37% of the next $500 million of average daily net assets; 0.32% of the next $500 million of average daily net assets; and 0.27% of the assets above $1.5 billion of average daily net assets.
         o EIMC has contractually agreed to waive fees and/or reimburse expenses so that Total Fund Operating Expenses do not exceed 0.63% on the Class I shares of Evergreen Fund for a period of two years following the Merger.
         ------- ---------------------------------------------------------------

Legal Proceedings

         Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC (collectively, "Evergreen") have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

         In connection with one of these investigations, on July 28, 2004, the staff of the SEC informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff's proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC's affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Small Company Growth Fund and Evergreen Emerging Growth Fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the Fund's prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a Fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the Funds' prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the Fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client's net gain and the fees earned by EIMC and the expenses incurred by the Fund on the client's account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the Fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager's net gain and the fees earned by EIMC and expenses incurred by the Fund on the portfolio manager's account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

         Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen's mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen Funds.

         Evergreen does not believe the foregoing investigations and action will have a material adverse impact on the Evergreen Funds. There can be no assurance, however, that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Fund shares, which could increase Fund transaction costs or operating expenses, or have other adverse consequences on the Funds.

[GRAPHIC OMITTED] What will be the primary federal tax consequences of the Merger?

         Prior to or at the time of the Merger, SouthTrust Fund and Evergreen Fund will have received an opinion from Sullivan & Worcester LLP that the Merger has been structured so that no gain or loss will be realized by SouthTrust Fund or its shareholders for federal income tax purposes, as a result of receiving Evergreen Fund shares in connection with the Merger. The holding period and aggregate tax basis of shares of Evergreen Fund that are received by a SouthTrust Fund shareholder will be the same as the holding period and aggregate tax basis of shares of SouthTrust Fund previously held by such shareholder, provided that shares of SouthTrust Fund are held as capital assets. In addition, the holding period and tax basis of the assets of SouthTrust Fund in the hands of Evergreen Fund as a result of the Merger will be the same as the tax basis and holding period of such assets were in the hands of SouthTrust Fund immediately prior to the Merger. No gain or loss will be recognized by Evergreen Fund upon the receipt of the assets of SouthTrust Fund in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of SouthTrust Fund's identified liabilities.


                                      RISKS

[GRAPHIC OMITTED] What are the principal risks of investing in each Fund?

         An investment in either Fund is subject to certain risks. The principal risk factors for the Funds are identical due to the identical investment objectives and substantially identical policies of the Funds. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following tables and discussions highlight the principal risks associated with an investment in each of the Funds.

----------------------------------------------------------------- ---------------------------------------------------------------
SouthTrust Fund                                                   Evergreen Fund
----------------------------------------------------------------- ---------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                      Both Funds are subject to Municipal
                             Securities Risk. Both Funds invest primarily in municipal
                                    securities issued in the State of Alabama.

---------------------------------------------------------------------------------------------------------------------------------

         Local political and economic factors may adversely affect the value and liquidity of municipal securities held by each Fund. The value of municipal securities can be affected more by supply and demand factors or the creditworthiness of the issuer than market interest rates. Repayment of principal and interest on municipal securities acquired by a Fund depends on the ability of the issuer or project backing such securities to generate taxes or revenues. Because the Funds invest primarily in the State of Alabama they may be affected by the factors or events particular to that state.

----------------------------------------------------------------- ---------------------------------------------------------------
SouthTrust Fund                                                   Evergreen Fund
----------------------------------------------------------------- ---------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                              Both Funds are subject to Interest Rate
                          Risk. Both Funds invest a significant portion of their
                                    assets in debt securities.

---------------------------------------------------------------------------------------------------------------------------------

         Interest rate risk is triggered by the tendency for the value of debt securities to fall when interest rates go up. Since both Funds primarily invest in debt securities, if prevailing interest rates rise, then the value of the Funds' securities may decline. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from prevailing interest rate changes. When interest rates go down, interest earned by the Funds on their investments may also decline, which could cause the Funds to reduce the dividends they pay.

----------------------------------------------------------------- ---------------------------------------------------------------
SouthTrust Fund                                                   Evergreen Fund
----------------------------------------------------------------- ---------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                      Both Funds are subject to Credit
                             Risk. Both Funds invest a significant portion of their
                                        assets in debt securities.

---------------------------------------------------------------------------------------------------------------------------------


         The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. Since the Funds invest a significant portion of their assets in debt securities, the value of and total return earned on a shareholder's investment in a Fund may decline if an issuer fails to pay an obligation on a timely basis.



----------------------------------------------------------------- ---------------------------------------------------------------
SouthTrust Fund                                                   Evergreen Fund
----------------------------------------------------------------- ---------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                       Both Funds are subject to Non-Diversification Risk.
                                               Each Fund is non-diversified.

---------------------------------------------------------------------------------------------------------------------------------

         An investment in a Fund that is non-diversified entails greater risk than an investment in a diversified fund. When a Fund is non-diversified, it may invest up to 25% of its assets in a single issuer and up to 50% of its assets may consist of securities of only two issuers. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio than in the portfolio of a fund which invests in numerous issuers.

----------------------------------------------------------------- ---------------------------------------------------------------
SouthTrust Fund                                                   Evergreen Fund
----------------------------------------------------------------- ---------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                         Both Funds are subject to Concentration Risk.
                               Both Funds concentrate their investments in the State of Alabama.

---------------------------------------------------------------------------------------------------------------------------------

         An investment in a Fund that concentrates its investments in a single state entails greater risk than an investment in a fund that invests its assets in numerous states. The Fund may be vulnerable to any development in its named state's economy that may weaken or jeopardize the ability of the state's municipal bond issuers to pay interest and principal on their debt obligations.

[GRAPHIC OMITTED] Are there any other risks of investing in the Funds?

         Some additional secondary risks, for both Funds include call risk and tax risk. Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price. If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

         Also both funds are subject to a tax risk whereby the municipal securities held by the Fund may fail to meet certain legal requirements which allow it to be tax-exempt. If those requirements are not met, the interest received and distributed to shareholders by the Fund may be taxable. In addition, changes in federal tax laws may cause the prices of municipal securities to fall.



                               MERGER INFORMATION

Reasons for the Merger

         On November 1, 2004, and after approval by shareholders of both companies, SouthTrust Corporation merged into Wachovia Corporation. Prior to that merger, subsidiaries of Wachovia Corporation and SouthTrust Corporation had managed the Evergreen family of funds and the SouthTrust family of funds, respectively. Since November 1, 2004, management of this newly combined financial services company has undertaken the process of comparing product offerings within the SouthTrust and Evergreen fund families to determine opportunities for the elimination of duplicate products. The objective of the analysis was to ensure that a consolidated SouthTrust and Evergreen fund family offered a streamlined, more complete, competitive set of mutual funds, while serving the interests of the shareholders.

         At a special meeting held on December 9, 2004, all of the Trustees of SouthTrust Funds, including the Independent Trustees, considered and approved the Merger; they determined that the Merger was in the best interest of SouthTrust Fund and its shareholders and that the interests of existing shareholders of SouthTrust Fund would not be diluted as a result of the transactions contemplated by the Merger. In addition, Trustees of Evergreen Municipal Trust considered and approved the Merger on behalf of Evergreen Fund at a regular meeting held on December 8-9, 2004. They determined that the Merger was in the best interest of Evergreen Fund and its shareholders, and that the interests of existing shareholders of Evergreen Fund would not be diluted as a result of the transactions contemplated by the Merger.

           The historical activities of SouthTrust Fund will be carried out by the newly created Evergreen Fund, as a part of the larger Evergreen family of funds. The Trustees of Evergreen Municipal Trust considered the benefit of adding a product identical to SouthTrust Fund to the Evergreen family of funds.

         Before approving the Plan, the Trustees of SouthTrust Funds reviewed various factors about both Funds and the proposed Merger. The Trustees considered among other things:

o       the terms and conditions of the Merger;

o the fact that the Merger would not result in the dilution of shareholders' interests;

o the operating expenses of SouthTrust Fund and the estimated operating expenses of Evergreen Fund, as well as the agreement of the Evergreen Fund's investment advisor to contractually waive fees and/or reimburse expenses for a period of two years beginning in March 2005 in order to limit Total Fund Operating Expenses to 0.63%;

o compatibility of the Funds' investment objectives and principal investment strategies;

o the fact that EIMC will bear the expenses incurred by SouthTrust Fund and Evergreen Fund in connection with the Merger;

o the fact that Evergreen Fund will assume the assets and the identified liabilities of SouthTrust Fund;

o the fact that the Merger is expected to be tax-free for federal income tax purposes;

o alternatives available to shareholders of SouthTrust Fund, including the ability to redeem their shares;

o       the investment experience, expertise and resources of EIMC; and

o the service features and distribution resources available to shareholders of the Funds and the anticipated increased array of investment alternatives available to shareholders of the Evergreen family of funds.

         In connection with their consideration of the Merger, the Trustees of SouthTrust Funds met with SouthTrust Fund counsel and counsel to the Independent Trustees regarding the legal issues involved.

         Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Trustees and officers of SouthTrust Funds concluded that the proposed Merger would be in the best interests of SouthTrust Fund and its shareholders.

         In addition, Trustees of Evergreen Municipal Trust approved the Merger on behalf of Evergreen Fund.

Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Plan (a form of which is attached as Exhibit A to this prospectus/proxy statement).

         The Plan provides that Evergreen Fund will acquire all of the assets of SouthTrust Fund in exchange for Class I shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of SouthTrust Fund on or about March 18, 2005 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, SouthTrust Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable as of the Closing Date. Evergreen Fund will not assume any liabilities or obligations of SouthTrust Fund other than those reflected in an unaudited statement of assets and liabilities of SouthTrust Fund prepared as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern Time, on the business day immediately prior to the Closing Date (the "Valuation Time"). Evergreen Fund will provide the Trustees of SouthTrust Funds with certain indemnifications as set forth in the Plan.

         Shareholders of SouthTrust Fund will receive Class I shares of Evergreen Fund. The number of full (and fractional, if any) Class I shares of Evergreen Fund to be received by the shareholders of SouthTrust Fund will be determined by multiplying the number of full (and fractional, if any) shares of SouthTrust Fund by a factor which shall be computed by dividing the net asset value per share of the shares of SouthTrust Fund by the net asset value per share of the Class I shares of Evergreen Fund. Such computations will take place as of the Valuation Time. The net asset value per share of each class of shares of each Fund will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares. Evergreen Fund will then issue Class I shares to SouthTrust Fund to be distributed to its shareholders in exchange for their shares of SouthTrust Fund.

         State Street Bank and Trust Company, the custodian for Evergreen Fund and the expected custodian of SouthTrust Fund at the time of the Merger, will compute the net asset value per share of SouthTrust Fund's portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of Evergreen Fund, Rule 22c-1 under the 1940 Act, and the interpretations of such Rule by the SEC's Division of Investment Management.

         On or as soon after the Closing Date as is conveniently practicable, SouthTrust Fund will liquidate and distribute pro rata to SouthTrust Fund's shareholders of record as of the close of business on the Closing Date the full and fractional shares of Evergreen Fund received by SouthTrust Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of SouthTrust Fund's shareholders on Evergreen Fund's share records of its transfer agent. Each account of SouthTrust Fund's shareholders will receive the respective pro rata number of full and fractional shares of Evergreen Fund due to such shareholders. All issued and outstanding shares of SouthTrust Fund, including those represented by certificates, will be canceled. The shares of Evergreen Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, SouthTrust Fund will be terminated.

         The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by SouthTrust Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding the approval by SouthTrust Fund's shareholders, the Plan may be terminated (a) by the mutual agreement of SouthTrust Fund and Evergreen Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         Whether or not the Merger is consummated, EIMC will pay the expenses incurred by SouthTrust Fund and Evergreen Fund in connection with the Merger (including the cost of a proxy-soliciting agent). No portion of the expenses will be borne directly or indirectly by SouthTrust Fund, Evergreen Fund or their respective shareholders.

         If SouthTrust Fund shareholders do not approve the Merger, the Trustees of SouthTrust Funds will consider other possible courses of action which may be in the best interests of shareholders.


Federal Income Tax Consequences

         The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Merger, SouthTrust Fund and Evergreen Fund will each receive an opinion from Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Merger:

         (1) The transfer of all of the assets of SouthTrust Fund solely in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of SouthTrust Fund followed by the distribution of Evergreen Fund's shares to the shareholders of SouthTrust Fund in liquidation of SouthTrust Fund will constitute a "reorganization" within the meaning of section 368(a)(1)(F) of the Code, and Evergreen Fund and SouthTrust Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by Evergreen Fund upon the receipt of the assets of SouthTrust Fund solely in exchange for the shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of SouthTrust Fund;

         (3) No gain or loss will be recognized by SouthTrust Fund on the transfer of its assets to Evergreen Fund in exchange for Evergreen Fund's shares and the assumption by Evergreen Fund of the identified liabilities of SouthTrust Fund or upon the distribution (whether actual or constructive) of Evergreen Fund's shares to SouthTrust Fund's shareholders in exchange for their shares of SouthTrust Fund;

         (4) No gain or loss will be recognized by SouthTrust Fund's shareholders upon the exchange of their shares of SouthTrust Fund for shares of Evergreen Fund in liquidation of SouthTrust Fund;

         (5) The aggregate tax basis of the shares of Evergreen Fund received by each shareholder of SouthTrust Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of SouthTrust Fund held by such shareholder immediately prior to the Merger, and the holding period of the shares of Evergreen Fund received by each shareholder of SouthTrust Fund will include the period during which the shares of SouthTrust Fund exchanged therefor were held by such shareholder (provided that the shares of SouthTrust Fund were held as a capital asset on the date of the Merger); and

(6) The tax basis of the assets of SouthTrust Fund acquired by Evergreen Fund will be the same as the tax basis of such assets to SouthTrust Fund immediately prior to the Merger, and the holding period of such assets in the hands of Evergreen Fund will include the period during which such assets were held by SouthTrust Fund.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Merger is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of SouthTrust Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her SouthTrust Fund shares and the fair market value of Evergreen Fund shares he or she received. Shareholders of SouthTrust Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of SouthTrust Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Merger.


Pro-forma Capitalization

         The following table sets forth the capitalization of SouthTrust Fund as of November 30, 2004 and the capitalization of Evergreen Fund on a pro forma basis as of November 30, 2004, giving effect to the proposed acquisition of assets at net asset value and assuming the Merger had been consummated on that date. As a newly created series, Evergreen Fund will have nominal assets and liabilities immediately preceding the Closing Date. The pro forma data reflects an exchange ratio of 1.00 Class I share of Evergreen Fund issued for each share of SouthTrust Fund.

                      Capitalization of SouthTrust Fund and
                           Evergreen Fund (Pro Forma)

--------------------------------- --------------------------------------- --------------------------------------------
                                             SouthTrust Fund                      Evergreen Fund (Pro Forma)
Net Assets
Class A                                                              N/A                                           $0
Class B                                                              N/A                                           $0
Class C                                                              N/A                                           $0
Class I                                                              N/A                                  $58,346,972
SouthTrust Fund shares                                       $58,346,972                                          N/A
Total Net Assets                                             $58,346,972                                  $58,346,972
--------------------------------- --------------------------------------- --------------------------------------------
--------------------------------- --------------------------------------- --------------------------------------------
Net Asset Value Per Share
Class A                                                              N/a                                           $0
Class B                                                              N/a                                           $0
Class C                                                              N/a                                           $0
 Class I                                                             N/A                                       $10.60
SouthTrust Fund shares                                            $10.60                                          N/A
--------------------------------- --------------------------------------- --------------------------------------------
--------------------------------- --------------------------------------- --------------------------------------------
Shares Outstanding
Class A                                                              N/A                                            0
Class B                                                              N/A                                            0
Class C                                                              N/A                                            0
 Class I                                                             N/A                                    5,501,927
SouthTrust Fund shares                                         5,501,927                                          N/A
Total shares outstanding                                       5,501,927                                  5,501,927 0
--------------------------------- --------------------------------------- --------------------------------------------


Distribution of Shares

         Evergreen Investment Services, Inc. ("EIS"), a subsidiary of Wachovia Corporation, acts as underwriter of the shares of Evergreen Fund and Federated Securities Corp., a subsidiary of Federated Investors, Inc., acts as underwriter of shares of SouthTrust Fund. The underwriters distribute each Fund's shares directly or through broker-dealers, banks (including Wachovia Bank, N.A.), or other financial intermediaries. Evergreen Fund offers four classes of shares:
Class A, Class B, Class C and Class I. Only Class I shares are involved in the Merger. SouthTrust Fund offers one class of shares, shares, which is involved in the Merger. Each class of Evergreen Fund shares has a separate distribution arrangement and bears its own distribution expenses. (See "Distribution-Related and Shareholder Servicing-Related Expenses" ).

         The following is a summary description of charges and fees for the Class I shares of Evergreen Fund that will be received by SouthTrust Fund shareholders in the Merger. More detailed descriptions of the distribution arrangements applicable to the Class I shares of Evergreen Fund are contained in "Additional Information" , and those applicable to the shares of SouthTrust Fund are contained in SouthTrust Fund's prospectus and statement of additional information.

         Sales Charges and Other Related Fees. Class I shares of Evergreen Fund are sold at net asset value without any front-end sales charge or contingent deferred sales charge (CDSC) and, as indicated below, are not subject to distribution-related or shareholder servicing-related fees. Class I shares of Evergreen Fund are only available to certain classes of investors as is more fully described in the section entitled "Additional Information -- How to Choose the Share Class that Best Suits You" in this document. However, SouthTrust Fund shareholders who receive Evergreen Fund Class I shares in the Merger may continue to make subsequent purchases of Class I shares.

         SouthTrust Fund does impose a sales charge of up to 3.50% for purchases of its shares and its shares are subject to a shareholder servicing fee. SouthTrust Fund will also charge a redemption fee of 1.00%, but only on purchases of shares in excess of $1,000,000 which are redeemed within one year of purchase and were purchased at net asset value. See "Summary of the Merger" in this document and "What are the Funds' Fees and Expenses?" in SouthTrust Fund's prospectus for a description of the sales charge and redemption fee.

         Distribution-Related and Shareholder Servicing-Related Expenses. No Rule 12b-1 plan has been adopted by Class I shares of Evergreen Fund. SouthTrust Fund has adopted a Rule 12b-1 plan with respect to its shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.25% of average daily net assets attributable to the class. For the fiscal year ended April 30, 2004, SouthTrust Fund did not pay or accrue a 12b-1 fee and currently has no intention of paying or accruing a 12b-1 fee in the current fiscal year. The purpose of the 12b-1 fees is to promote the sale of more shares of the Fund to the public. The Fund may use 12b-1 fees for advertising and marketing and as a "service fee" to broker-dealers, banks and other financial institutions for additional shareholder services and/or the maintenance of accounts. SouthTrust Fund does pay a shareholder services fee at an annual rate of 0.25% of average daily net assets. For the fiscal year ended April 30, 2004, the amount paid in shareholder services fees by SouthTrust Fund after voluntary waivers was 0.05%. The shareholder servicing agent can terminate this voluntary waiver at any time. For more information about shareholder service fees, see "What are the Funds' Fees and Expenses?" and "How are the Funds Sold?" for SouthTrust Fund in its prospectus and "How are the Funds Sold?" in its statement of additional information.


Purchase and Redemption Procedures

         Investments in the Funds are not insured. The minimum initial purchase requirement for Class I shares of Evergreen Fund is $1,000,000. There is no minimum for subsequent purchases of shares of Evergreen Fund. If the reorganization is approved, SouthTrust Fund shareholders will not be subject to this minimum purchase requirement. The minimum initial purchase requirement for shares of SouthTrust Fund is $1,000, with a $50 minimum for subsequent purchases. Both Funds reserve the right to reject any purchase order. All funds invested in each Fund are invested in full and fractional shares. For more information on the pricing and purchasing of shares of Evergreen Fund, see "Calculating the Share Price," "How to Buy Shares" and "How to Reduce or Eliminate Your Sales Charge" in "Additional Information", and for more information on the pricing and purchasing of shares of SouthTrust Fund, see "What Do Shares Cost?" and "How to Purchase Shares" in SouthTrust Fund's prospectus.

         Each Fund provides for telephone, mail or wire redemption of shares at net asset value as next determined after receipt of a redemption request on each day the NYSE is open for trading. Each Fund reserves the right to redeem in-kind, under certain circumstances, by paying the redeeming shareholder the proceeds of a redemption in securities rather than in cash. Both Funds may involuntarily redeem shareholders' accounts that have less than the minimum initial investment of invested funds. For more information on redeeming shares of Evergreen Fund, see "How to Redeem Shares" in "Additional Information" , and for more information on redeeming shares of SouthTrust Fund, see "How to Redeem and Exchange Shares" and "Account and Share Information" in SouthTrust Fund's prospectus.

Exchange Privileges

         Holders of shares of a class of each Fund may exchange their shares for shares of the same class of any other fund within their respective fund families, except that currently shareholders of SouthTrust Fund may exchange their shares for Class A shares of Federated Funds. Neither Fund imposes a sales charge on exchanges. An exchange within either fund family represents an initial investment in another fund and must meet any minimum investment requirements imposed by such fund. Evergreen Fund may limit exchanges to five per calendar year and three per calendar quarter, while SouthTrust Fund has no express limit on the number of exchanges. However, it may modify or terminate the exchange privilege at any time. The SouthTrust Fund's management or adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other SouthTrust Funds. An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. Each Fund does, however, reserve the right to reject any purchase or exchange and to terminate an investor's investment or exchange privileges if the Fund determines that the trading activity by the investor may be materially detrimental to the interests of long-term shareholders. For more information on Evergreen Fund's current exchange procedures, and the requirements and limitations attendant thereto, see "How to Reduce or Eliminate the Sales Charge" and "How to Redeem Shares" in "Additional Information," and for more information on SouthTrust Fund's current exchange procedures, and the requirements and limitations attendant thereto, see "How to Redeem and Exchange Shares" in SouthTrust Fund's prospectus.


Distribution and Tax Policies

         Both Funds distribute their investment company taxable net income monthly, and both Funds distribute their net realized gains at least annually to shareholders of record on the dividend record date. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. See "Account and Share Information" in SouthTrust Fund's prospectus and "Tax Information" in SouthTrust Fund's statement of additional information and "The Tax Consequences of Investing in the Fund" in "Additional Information" for further information concerning Evergreen Fund's dividends, distributions, and tax treatment. For information on the tax consequences to SouthTrust Fund shareholders of the Merger, see "Merger Information - Federal Income Tax Consequences" above.

         After the Merger, shareholders of SouthTrust Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Evergreen Fund reinvested in shares of Evergreen Fund. Shareholders of SouthTrust Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Evergreen Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of Evergreen Fund.

         SouthTrust Fund has qualified and intends to continue to qualify, and Evergreen Fund intends to qualify, to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income. While so qualified, so long as the Fund distributes substantially all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.



                       INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization

         Evergreen Fund is a series of Evergreen Municipal Trust, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. Evergreen Municipal Trust is organized as a Delaware statutory trust and is governed by its Amended and Restated Agreement and Declaration of Trust (referred to herein as "Declaration of Trust"), Amended and Restated By-Laws, a Board of Trustees and by applicable Delaware and federal law. SouthTrust Fund is a series of SouthTrust Funds, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. SouthTrust Funds is organized as a Massachusetts business trust and is governed by its Master Trust Agreement (referred to herein as a "Trust Agreement"), By-Laws, a Board of Trustees and by applicable Massachusetts and federal law.

Capitalization

         The beneficial interests in Evergreen Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share. The beneficial interests in SouthTrust Fund are represented by an unlimited number of transferable shares with a par value of $0.001 per share. Evergreen Fund's Declaration of Trust and SouthTrust Fund's Trust Agreement permit the Trustees of each Trust to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund's shares represent equal proportionate interests in the assets belonging to the Fund. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Except as otherwise required by the 1940 Act or other applicable law, shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by Fund as to matters, such as approval of or amendments to investment advisory agreements or proposed Mergers, that affect only their particular Fund.

Shareholder Liability

         Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting statutory trust shareholder liability exists. As a result, to the extent that Evergreen Municipal Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, shareholders of Evergreen Municipal Trust may be subject to liability. To guard against this risk, the Declaration of Trust of Evergreen Municipal Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Municipal Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Evergreen Municipal Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Municipal Trust is remote.

         Under Massachusetts law, shareholders of SouthTrust Fund could, under certain circumstances, be held personally liable for the obligations of SouthTrust Funds. However, the Trust Agreement disclaims shareholder liability for acts or obligations of SouthTrust Funds. In addition, the Trust Agreement provides for indemnification out of all the property of SouthTrust Fund for all loss and expense of any shareholder of SouthTrust Fund held personally liable for the obligations of SouthTrust Funds solely by reason of the shareholder being or having been a shareholder of SouthTrust Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and SouthTrust Fund would be unable to meet its obligations.

Shareholder Meetings and Voting Rights

         Neither Evergreen Municipal Trust, on behalf of Evergreen Fund, nor SouthTrust Funds, on behalf of SouthTrust Fund, is required to hold annual meetings of shareholders. However, with respect to Evergreen Municipal Trust, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen Municipal Trust. In addition, each Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Neither Evergreen Municipal Trust nor SouthTrust Funds currently intends to hold regular shareholder meetings. Cumulative voting is not permitted. Except when a larger quorum is required by the applicable governing documents or other law, with respect to Evergreen Fund, 25% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter and with respect to SouthTrust Fund, a majority (greater than 50%) of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter. For Evergreen Fund, when a quorum is present, a majority (greater than 50%) of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). For SouthTrust Fund, when a quorum is present, a majority of the shares voted is sufficient to act on a matter (other than the election of Trustees of SouthTrust Funds, which requires a plurality, or unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

         Under the Declaration of Trust of Evergreen Municipal Trust, each share of Evergreen Fund will be entitled to one vote for each dollar or fraction of a dollar of net asset value applicable to such share. Under the Trust Agreement of SouthTrust Funds, as to any matter on which the shareholder is entitled to vote, each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Liquidation

         In the event of the liquidation of Evergreen Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to Evergreen Fund or attributable to the class over the liabilities belonging to Evergreen Fund or attributable to the class. In either case, the assets so distributable to shareholders of Evergreen Fund will be distributed among the shareholders in proportion to the number of shares of a class of Evergreen Fund held by them and recorded on the books of Evergreen Fund. In the event of liquidation of SouthTrust Fund, upon making provision for the payment of all outstanding charges, taxes, expenses and liabilities, whether due, accrued or anticipated, belonging to SouthTrust Fund , the Trustees will distribute the remaining assets belonging to SouthTrust Fund or class ratably among the holders of outstanding shares of SouthTrust Fund.

Liability and Indemnification of Trustees
         Under the Declaration of Trust of Evergreen Municipal Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         Under the Trust Agreement and By-Laws of SouthTrust Trust, a Trustee is liable only for his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Each Trustee is indemnified by the Trust to the fullest extent permitted by law against liability and all expenses, incurred by him as a result of any legal action in which he becomes involved by virtue of his being a Trustee, unless it is determined that the Trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         The Trustees of the SouthTrust Funds have voted to retain both their ability and the ability of officers of SouthTrust Funds to make claims under their existing Directors and Officers Liability Insurance Policy for a period of three years following consummation of the Merger. EIMC will bear the cost of such additional insurance coverage.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of Evergreen Municipal Trust and the Trust Agreement of SouthTrust Funds, their respective By-Laws and Delaware and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, Trust Agreement, By-Laws and Delaware and Massachusetts law directly for more complete information.

                INFORMATION REGARDING INVESTMENT ADVISORY AGREEMENT

The Investment Advisor and Evaluation by the Trustees

         On December 9, 2004, the Trustees, including all of the Independent Trustees, voted to terminate the existing Investment Advisory Agreement for SouthTrust Funds with SouthTrust Investment Advisors, a department of SouthTrust Bank (the "Prior Agreement") and to approve an Investment Advisory Agreement for SouthTrust Funds with EIMC to become effective upon the merger of SouthTrust Bank into Wachovia Bank and, subject to shareholder approval, to remain in effect until the earlier of the closing of the Merger (scheduled for March 2005) or May 2005 (the "Advisory Agreement"). The Prior Agreement was last submitted to a vote of shareholders on [________] with respect to SouthTrust Fund. Until the Advisory Agreement is approved by shareholders, advisory fees paid to EIMC under the Advisory Agreement will be paid into an escrow account at [ ]. Such fees will only be paid to EMIC if the Advisory Agreement is approved by shareholders.

         The material factors considered by the Trustees in approving the Advisory Agreement were: (i) the expected nature and quality of services to be provided by EIMC; (ii) the fact that there would be no change in the amount of advisory fees paid by the Fund under the Prior Agreement; (iii) the investment advisory experience and reputation of the personnel of EIMC, including the fact that the current investment personnel of SouthTrust Investment Advisors would continue managing the SouthTrust Fund under EIMC; and (iv) its administrative support services.

Terms of the Advisory Agreement

         The following description of the Advisory Agreement is qualified entirely by reference to the Advisory Agreement, the form of which is attached as Exhibit B to this prospectus/proxy statement. The terms of the Advisory Agreement are substantially similar to the terms of the Prior Agreement. The Advisory Agreement provides in substance: (1) that, subject to the supervision of the Board of Trustees of SouthTrust Funds, EIMC would be responsible for the day-to-day investment and reinvestment of SouthTrust Fund's securities, (2) that SouthTrust Fund will pay EIMC a maximum fee equal to [0.60%] of average daily net assets and EIMC agrees to maintain all current expense caps or waivers in effect with EIMC; (3) that, as required by the 1940 Act, it will continue for a period of two years from its effective date and thereafter from year to year if approved at least annually by a majority vote of the outstanding shares of SouthTrust Fund or by a majority of the Trustees and a majority of the Independent Trustees; (4) that it may be terminated, without penalty, by SouthTrust Investment Advisors, by the Trustees or by a majority vote of the outstanding shares of SouthTrust Fund upon 60 days prior written notice to _____; and (5) that it will terminate automatically in the event of its "assignment" as such term is defined in the 1940 Act.

Fees Paid Under the Advisory Agreements

         The Prior Agreement and Advisory Agreement for SouthTrust Fund each provides that the investment advisor be paid a fee at the annual rate listed below:

  ------------------------------------------------------------------------------
  o 0.60% of average daily net assets.

  o EIMC agrees to contractually waive fees and/or reimburse expenses so that the Fund's Total Fund Operating Expenses do not exceed 0.63%.
  ------------------------------------------------------------------------------

         For the most recently completed fiscal year ended on April 30, 2004, SouthTrust Fund paid $153,361 of aggregate advisory fees to SouthTrust Fund Advisors.

More Information about EIMC

         EIMC also serves as investment advisor to the following Evergreen funds, which have investment objectives similar to the Fund's, at the fee rates set forth below:

                                                                                        Annual Investment
                                                      Net Assets as of          Advisory Fee (as a Percent of Daily
   Fund                                              September 30, 2004              Net Assets of the Fund)
   ----                                              ------------------              -----------------------

Evergreen Florida Municipal Bond Fund                   $424,709,855            0.42% of first $500 million, plus
                                                                                0.37% of next $500 million,  plus
                                                                                0.32% of next $500 million, plus
                                                                                0.27% of amounts over $1.5 billion

Evergreen  Florida High Income  Municipal  Bond         $381,252,004            0.47% of first $500 million, plus
Fund                                                                            0.42% of next $500 million, plus
                                                                                0.37% of next $500 million, plus
                                                                                0.32% of amounts over $1.5 billion

Evergreen North Carolina Municipal Bond Fund            $657,349,569            0.42% of first $150 million, plus
                                                                                0.37% of next $250 million, plus
                                                                                0.32% of next $500 million, plus
                                                                                0.27% of amounts over $1.5 billion


Principal Executive Officers and Directors of EIMC

         The following is a list of EIMC's principal executive officers and directors. As stated above, EIMC's principal address is 200 Berkeley Street, Boston, Massachusetts 02116.

         Name                       Title

         Dennis H. Ferro            Director and President
         W. Douglas Munn            Director and Chief Operating Officer
         Richard S. Gershen         Director
         Christopher P. Conkey      Chief Investment Officer
         Matthew Moss               Chief Financial Officer
         Michael H. Koonce Chief Legal Officer and Secretary
         Barbara A. Lapple Chief Compliance Officer and Senior Vice President


Additional Information

         SouthTrust Bank, a wholly owned subsidiary of SouthTrust Corporation, currently acts as custodian for the securities and cash of SouthTrust Fund. For these services, SouthTrust Fund paid custody fees in the amount of $6,135 for the fiscal year ended April 30, 2004.


                    VOTING INFORMATION CONCERNING THE MEETING

         This prospectus/proxy statement is being sent to shareholders of SouthTrust Fund in connection with a solicitation of proxies by the Trustees of SouthTrust Funds, to be used at the Special Meeting of Shareholders (the "Meeting") to be held at 2:00 p.m., Eastern time, on March 4, 2005, at the offices of Federated Investors, Inc., 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237, and at any adjournment(s) thereof. This prospectus/proxy statement, along with the Notice of the Meeting and a proxy card, are first being mailed to shareholders of SouthTrust Fund on or about January 26, 2005. Only shareholders of record as of the close of business on January 7, 2005 (the "Record Date") will be entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) thereof. The costs incurred in connection with the solicitation of proxies and the costs of holding the Meeting will be borne by EIMC.

         If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Proxies on which no instructions are given will be voted FOR the proposed Merger, FOR the Advisory Agreement and FOR any other matter deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming a quorum is present, abstentions and broker non-votes will have the effect of being counted as votes against the Merger, which must be approved by a majority of the votes cast and entitled to vote. However, such "broker non-votes" will not have the effect of being counted as votes against the Advisory Agreement, which must be approved by a majority of the outstanding shares. A proxy may be revoked at any time on or before the Meeting by (i) sending a signed, written letter of revocation to the Secretary of SouthTrust Funds at the address set forth on the cover of this prospectus/proxy statement which is received by the Trust prior to the Meeting;
(ii) properly executing and delivering a subsequent proxy, which is received by SouthTrust Funds prior to the Meeting; or (iii) by attending the Meeting, requesting a return of any previously delivered proxy and voting in person. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Merger contemplated thereby and FOR approval of the Advisory Agreement.

         Approval of the Merger will require the affirmative vote of a majority (greater than 50%) of SouthTrust Fund's shares voted at the Meeting, assuming a quorum (at least a majority of the Fund's shares entitled to vote) is present. Approval of the Advisory Agreement requires the vote of a majority of the outstanding voting securities of SouthTrust Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% of the shares of the SouthTrust Fund that are present or represented at the Meeting if more than 50% of the shares outstanding on the Record Date are present in person or by proxy at the Meeting; or (b) more than 50% of the shares of SouthTrust Fund outstanding on the Record Date.

         In voting for the Merger and the Advisory Agreement, each share of SouthTrust Fund will be entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.

         Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal telephone solicitations conducted by officers or other representatives of SouthTrust Funds (who will not be paid for their soliciting activities). In addition, [Georgeson Shareholder Communications, Inc.,] the Fund's proxy solicitor, may make proxy solicitations. [Georgeson Shareholder Communications, Inc.] has been engaged to assist the solicitation of proxies at an estimated cost of $____, which is being paid by EIMC. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail or by Internet, vote by telephone or attend the Meeting in person. (See the back of this prospectus/proxy statement for voting instructions.) As discussed above, any proxy given by you is revocable.

         The holders of a majority of the shares of SouthTrust Fund outstanding as of the Record Date, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Meeting. Assuming a quorum is present at the Meeting, approval of the Plan requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of SouthTrust Fund, as such term is defined in the 1940 Act. The term "majority of the outstanding voting securities" means the affirmative vote of the lesser of
(i) 67% or more of the voting securities of SouthTrust Fund present at the Meeting if more than 50% of the outstanding voting securities of SouthTrust Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of SouthTrust Fund. In voting for the Plan, each share of SouthTrust Fund will be entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.

         If SouthTrust Fund shareholders do not vote to approve the Merger and/or the Advisory Agreement, the Trustees of SouthTrust Fund will consider other possible courses of action in the best interests of shareholders. In the event that a quorum is not present at the Meeting or, even if a quorum is so present, in the event sufficient votes to approve the proposals are not received before the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for a reasonable time after the date set for the original Meeting. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the proposal for a reasonable time after the date set for the original Meeting. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting. Any adjournments will require an affirmative vote by a majority of the shares entitled to vote on the proposal present in person or by proxy at the session of the Meeting to be adjourned. The costs of any additional solicitation and of any adjourned session will be borne by EIMC.

         A SouthTrust Fund shareholder who objects to the proposed Merger will not be entitled under either Massachusetts law or the Trust Agreement of SouthTrust Funds to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and if the Merger is approved, shareholders will be free to redeem the shares of Evergreen Fund that they receive in the transaction at their then-current net asset value. Shares of SouthTrust Fund may be redeemed at any time prior to the completion of the Merger. Shareholders of SouthTrust Fund may wish to consult their tax advisors as to any differing consequences of redeeming SouthTrust Fund shares prior to the Merger or exchanging such shares in the Merger for Evergreen Fund shares.

         SouthTrust Fund does not hold annual shareholder meetings. If the Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of SouthTrust Funds at the address set forth on the cover of this prospectus/proxy statement so that they will be received by SouthTrust Fund in a reasonable period of time prior to the time before SouthTrust Fund solicits proxies for that meeting.

         The votes of the shareholders of Evergreen Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

         NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise SouthTrust Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares. EIMC will reimburse bankers, broker-dealers and others for their reasonable expenses in forwarding solicitation materials to the beneficial owners of shares of SouthTrust Fund.

Shareholder Information

         As of the Record Date, ___________ of shares of beneficial interest of SouthTrust Fund were outstanding.

     ----------------------------------- ----------------------------------

     ----------------------------------- ----------------------------------

     ----------------------------------- ----------------------------------


         As of the Record Date, the officers and Trustees of SouthTrust Funds beneficially owned as a group less than 1% of the outstanding shares of SouthTrust Fund. To SouthTrust Fund's knowledge, the following persons owned beneficially or of record more than 5% of the outstanding shares of SouthTrust Fund as of the Record Date:

-------------------------------------- ------------------------ ------------------------ -------------------------
Name, Address, and State of            Number of Shares Owned    Percentage of Shares    Percentage of Shares of
Organization (if company)                                       of Class Before Merger      Class After Merger
-------------------------------------- ------------------------ ------------------------ -------------------------
-------------------------------------- ------------------------ ------------------------ -------------------------

-------------------------------------- ------------------------ ------------------------ -------------------------

         As of the Record Date, the officers and Trustees of Evergreen Municipal Trust beneficially owned as a group less than 1% of each class of the outstanding shares of Evergreen Fund. To Evergreen Municipal Trust's knowledge, no persons owned beneficially or of record more than 5% of any class of Evergreen Fund's outstanding shares as of the Record Date.


THE TRUSTEES OF SOUTHTRUST FUNDS RECOMMEND APPROVAL OF THE MERGER AND THE ADVISORY AGREEMENT. ANY UNMARKED PROXY CARDS WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE MERGER AND THE ADVISORY AGREEMENT.



                        FINANCIAL STATEMENTS AND EXPERTS

         The annual report of SouthTrust Fund, dated April 30, 2004 and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein into this prospectus/proxy statement and into the Registration Statement in reliance upon the report of KPMG LLP, an independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. Because Evergreen Fund has not yet commenced investment operations, financial statements and highlights are not yet available for the Fund.


                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Evergreen Fund will be passed upon by Sullivan & Worcester LLP, Washington, D. C.

                                 OTHER BUSINESS

         The Trustees of SouthTrust Funds do not intend to present any other business at the Meeting other than as set forth in the Notice of the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournment(s) thereof, the persons named in properly executed proxies will vote thereon in accordance with their judgment.



                             ADDITIONAL INFORMATION

         SouthTrust Fund and Evergreen Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at 233 Broadway, New York, New York 10279, and 175 W. Jackson Blvd., Suite 900, Chicago, Illinois 60604, at prescribed rates.


         The following additional information supplements information about Evergreen Fund contained elsewhere in the prospectus/proxy statement.

CALCULATING THE SHARE PRICE

The value of one share of Evergreen Fund, also known as the net asset value, or NAV, is calculated by adding up Evergreen Fund's total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding for Evergreen Fund. Evergreen Fund's NAV is calculated at 4 p.m. Eastern time on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier. The NAV of Class I shares of Evergreen Fund is calculated separately.

The price per share you pay for a purchase of shares of Evergreen Fund or the amount you receive for a redemption of shares of Evergreen Fund is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.
Shares become entitled to income distributions declared generally on the first business day following receipt by Evergreen Fund's transfer agent of payment for the shares.

Each security held by a Fund is valued using the most current market price quotations for that security. However, the Funds will "fair value" securities when (i) quotations are not available from any outside source; (ii) quotations are stale and there is no current trading activity in the security; and (iii) closing quotations as received from an outside source do not reflect the current market value. The Fund will price these securities at a fair value according to policies established by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.

If a Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated. The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the New York Stock Exchange is open. In addition, closing market prices for foreign securities may not reflect current value as of the time Evergreen Fund values its shares. Many foreign markets close substantially before 4:00 p.m. Eastern Time, and events occurring after such close may materially affect the value of securities traded in those markets. To address this, Evergreen Fund's fair value pricing policies provide for valuing foreign securities at fair value if an event or development has occurred subsequent to the close of the foreign market that would materially affect the value of the security. Substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. Under Evergreen Fund's fair value pricing policies, the values of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. In these instances, the value of the foreign securities is determined by applying a fair value coefficient supplied by a Board-approved third-party service provider. As a result of the foregoing, it is possible that fair value prices will be used by Evergreen Fund to a significant extent.

HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU
After choosing a Fund, you select a share class. Pay particularly close attention to the fee structure of each class so you know how much you will be paying before you invest.

There are several ways in which you may be able to reduce or eliminate sales charges. For example, combining the amounts held in Evergreen fund accounts by certain family members, or committing to invest an amount eligible for reduced sales charges within a certain period of time, may allow you to reduce or eliminate the sales charge. You may also be able to eliminate your sales charge based on how you make your investment in the Evergreen funds (such as through a financial advisor's wrap account program), based on your relationship to the Evergreen funds and their related companies (for example, if you are an employee of Wachovia Corporation or a broker-dealer that sells Evergreen funds) and under certain circumstances (for example, upon the death or disability of a shareholder named on the account). See "How To Reduce or Eliminate Your Sales Charge" below for more details about these programs, and remember to inform Evergreen or your investment professional of any other holdings in Evergreen funds or circumstances that may make you eligible for reduced sales charges.

Class I
Evergreen Fund offers Class I shares at NAV without a front-end sales charge, contingent deferred sales charge or 12b-1 fees. Class I shares are offered, subject to the minimum initial purchase requirement stated under "How To Buy Shares," only to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of the Evergreen funds with certain financial services firms, to certain institutional investors and to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

Additional Compensation to Financial Services Firms
EIMC or EIS has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC's or EIS's resources, as the case may be, and are in addition to any front-end sales charges, up-front commissions, Rule 12b-1 fees or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. Please contact your investment professional for more details regarding these arrangements or contact an Evergreen funds service representative for a listing of financial services firms with whom we have such arrangements.

HOW TO BUY SHARES
Evergreen funds make investing easy. Once you decide on an amount and a share class, simply fill out an application and send in your payment, or talk to your investment professional.

                                     Minimum Initial Purchase of Class I Shares1          Minimum Additional Purchases
  Regular Accounts                   $ 1,000,000                                          None
  IRAs                               N/A                                                  None
  Systematic Investment Plan         N/A                                                  $ 25/monthly (for Class A, B and C)
1 The Evergreen Funds may redeem accounts that fall below the minimum initial purchase amount.

  Method             Opening an Account                             Adding to an Account
By Mail or
through an           o        Complete and sign the account             o  Make your check payable to Evergreen funds.
Investment                    application. Applications may be          o  Write a note specifying:
Professional                  downloaded off our website at             |X| the Fund name
                              EvergreenInvestments.com.                 |X| share class
                              o Make the check payable to Evergreen     |X| your account number
                              funds. Cash, credit cards, third          |X| the name(s)
                              in which the account is registered party checks,
                              credit card checks or                     o    Mail to the address to the left or deliver to
                              money orders will not be accepted.             your investment professional (provided he or
                     o        Mail the application and your check            she has a broker-dealer arrangement with EIS).
                              to the address below:

                              Postal Service Address:
                              Evergreen Investments
                              P.O. Box 8400
                              Boston, MA 02266-8400

                              Overnight Address:
                              Evergreen Investments
                              66 Brooks Drive, Suite 8400
                              Braintree, MA 02184-3800

                     o        Or deliver them to your investment professional
                              (provided he or she has a broker-dealer
                              arrangement with EIS).
By Phone
                     o        Instruct your bank to wire or         o        Call the Evergreen Express Line at
                              transfer your purchase (they may               1.800.346.3858 24 hours a day or to speak with
                              charge a wiring fee).                          an Evergreen funds service representative call
                     o        Complete the account application and           1.800.343.2898 between 8 a.m. and 6 p.m.
                              mail to:                                       Eastern time, on any business day.
                              Postal Service Address:               o        If your bank account is set up on file, you can
                              Evergreen Investments                          request either:
                              P.O. Box 8400                         |X|      Federal Funds Wire (offers immediate access to
                              Boston, MA 02266-8400                                   funds) or
                              Overnight Address:                    |X|      Electronic transfer through the Automated
                              Evergreen Investments                                   Clearing House which avoids wiring
                              66 Brooks Drive, Suite 8400                             fees.
                              Braintree, MA 02184-3800
                     o         Shares become entitled to income distributions
                               declared generally on the first business day
                               following receipt by Evergreen Fund's transfer
                               agent of payment for the shares.
                     o        Trades accepted after 4 p.m. Eastern time on market
                              trading days will receive the next market trading day's closing price. 1
By Exchange
                     o        You can make an additional investment by exchange
                              from an existing Evergreen funds account by
                              contacting your investment professional or an
                              Evergreen funds service representative, by calling
                              the Evergreen Express Line at 1.800.346.3858 or by
                              visiting our website at EvergreenInvestments.com.
                              2
                     o        You can only exchange shares from your account
                              within the same class and under the same
                              registration.
                     o        There is no sales charge or redemption fee when
                              exchanging funds within the Evergreen funds
                              family. 3
                     o        Orders placed before 4 p.m. Eastern time on market
                              trading days will be processed at that day's
                              closing share price. Orders placed after 4 p.m.
                              Eastern time will be processed at the next market
                              trading day's closing price. 1
                     o        "Round-trip" exchanges are limited to three per
                              calendar quarter, but in no event more than five
                              per calendar year.
                     o        Exchanges between accounts which do not have
                              identical ownership must be made in writing with a
                              signature guarantee (See "Exceptions: Redemption
                              Requests That Require A Signature Guarantee" on
                              the next page).
Systematic
Investment Plan      o        You can transfer money automatically  o        To establish automatic investing for an
(SIP)                         from your bank account into your               existing account, call 1.800.343.2898 for an
                              Fund account on a monthly or                   application.
                              quarterly basis.                      o        The minimum is $25 per month or $75 per
                     o        Initial investment minimum is $50 if           quarter.
                              you invest at least $25 per month     o        You can also establish an investing program
                              with this service.                             through direct deposit from your paycheck. Call
                     o        To enroll, check off the box on the            1.800.343.2898 for details.
                              account application and provide:
                     |X|      your bank account information
                     |X|      the amount and date of your monthly
                                       or quarterly investment

1. Evergreen Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EIS.
Evergreen Fund has approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received prior to the Fund's closing time. These financial service firms may charge transaction fees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the market or due to other unusual circumstances.

2. Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes. The
Evergreen funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange or purchase if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

3. This does not apply to exchanges from Class A shares of an Evergreen money market fund, unless the account has been subject to a previous sales charge.


HOW TO REDEEM SHARES

  Methods                 Requirements

  Call Us
                        o        Call the Evergreen Express Line at
                                 1.800.346.3858 24 hours a day or to speak with
                                 an Evergreen funds service representative call
                                 1.800.343.2898 between 8 a.m. and 6 p.m.
                                 Eastern time, on any business day.
                        o        This service must be authorized ahead of time, and is
                                 only available for regular accounts. 1
                        o        All authorized requests made before 4 p.m.
                                 Eastern time on market trading days will be
                                 processed at that day's closing price. Requests
                                 made after 4 p.m. Eastern time will be
                                 processed the next market trading day. 2
                        o        We can either:
                                |X| wire the proceeds into your bank account (service
                                    charges may apply)
                                |X| electronically transmit the proceeds into your bank account via the Automated
                                    Clearing House service
                                |X|      mail you a check.
                        o        All telephone calls are recorded and may be
                                 monitored for your protection. We are not
                                 responsible for acting on telephone orders we
                                 believe are genuine.
                        o        See "Redemption Requests That Require a
                                 Signature Guarantee" below for requests that
                                 must be made in writing with your signature
                                 guaranteed.

  Write Us
                        o        You can mail a redemption request to:
                                 Postal Service Address:
                                 Evergreen Investments
                                 P.O. Box 8400
                                 Boston, MA 02266-8400
                                 Overnight Address:
                                 Evergreen Investments
                                 66 Brooks Drive, Suite 8400
                                 Braintree, MA 02184-3800
                        o        Your letter of instructions must:
                                |X|     list the Fund name and the account number
                                |X|     indicate the number of shares or dollar value you
                                        wish to redeem
                                |X|     be signed by the registered owner(s)
                        o       See "Redemption Requests That Require a Signature
                                Guarantee" below for requests that must
                                 be signature guaranteed.
                        o        To redeem from an IRA or other retirement
                                 account, call 1.800.343.2898 for special
                                 instructions.

  Redeem Your Shares
in Person               o        You may also redeem your shares by contacting your investment professional or an Evergreen funds service representative.
                        o        A fee may be charged for this service.

  Systematic
Withdrawal Plan (SWP)   o        You can transfer money
                                 automatically from your Fund account on a
                                 monthly or quarterly basis - without redemption
                                 fees.
                        o        The withdrawal can be mailed to you, or deposited
                                 directly into your bank account.
                        o        The minimum is $75 per month.
                        o        The maximum is 1.00% of your account per month or 3.00% per quarter.
                        o        To enroll, call 1.800.343.2898 for instructions.

1. Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange or purchase if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund. 2. Evergreen Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EIS. Evergreen Fund has approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received prior to the Fund's closing time. These financial service firms may charge transaction fees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the market or due to other unusual circumstances.

Timing of Proceeds
Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to ten business days to redeem any investments made by check or Automated Clearing House transfer. We also reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if the account balance falls below the initial minimum amount.

Redemption Requests That Require A Signature Guarantee
To protect you and the Evergreen funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at such entities as those listed below. A notary public is not authorized to provide a signature guarantee. Only the most current medallion issued by the Securities Transfer Agent Medallion Program, Inc. will be accepted. For additional information about signature guarantee, please contact your financial advisor or call Evergreen. The following circumstances require signature guarantees:

o You are redeeming more than $50,000.
o You want the proceeds transmitted into a bank account not listed on the account.
o You want the proceeds payable to anyone other than the registered owner(s) of the account.
o Either your address or the address of your bank account has been changed within 30 days.
o The account is registered in the name of a fiduciary corporation or any other organization.
         In these cases, additional documentation is required:
         corporate accounts: certified copy of corporate resolution fiduciary accounts: copy of the power of attorney or other governing document

Who Can Provide A Signature Guarantee:
o        Commercial Bank
o        Trust Company
o        Savings Association
o        Credit Union
o        Member of a U.S. stock exchange

OTHER SERVICES

Evergreen Express Line
1.800.346.3858
Use our automated, 24-hour service to check the value of your investment in Evergreen Fund; purchase, redeem or exchange Evergreen Fund shares; find Evergreen Fund's price, yield or total return; or order a statement or duplicate tax form.

Automatic Reinvestment of Distributions
For the convenience of investors, all dividends and capital gains distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your statement.

Payroll Deduction
If you want to invest automatically through your paycheck, call us to find out how you can set up direct payroll deductions. The amounts deducted will be invested in your Fund account using the Electronic Funds Transfer System. We will provide the Fund account number. Your payroll department will let you know the date of the pay period when your investment begins. Visit our website at EvergreenInvestments.com for more information.

Telephone Investment Plan
You may make additional investments electronically in an existing Fund account at amounts of not less than $100 or more than $10,000 per investment. Telephone requests received by 4 p.m. Eastern time will be invested the day the request is received.

Dividend Exchange
You may elect on the application to reinvest capital gains and/or dividends earned in one Evergreen fund into an existing account in another Evergreen fund in the same share class and same registration -- automatically. Please indicate on the application the Evergreen fund(s) into which you want to invest the distributions.

THE TAX CONSEQUENCES OF INVESTING IN THE FUND

You may be taxed in two ways:
o On Fund distributions (dividends and capital gains).

o On any profit you make when you sell any or all of your shares.

Fund Distributions
A mutual fund passes along to all of its shareholders the net income or profits it receives from its investments. The shareholders of the fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. Evergreen Fund expects that substantially all of the its regular dividends will be exempt from federal income tax, other than the alternative minimum tax. Evergreen Fund will distribute two types of taxable income to you: o Dividends. To the extent that regular dividends are derived from investment income that is not tax-exempt, or from short-term capital gains, you will have to include them in your federal taxable income. Evergreen Fund pays a monthly dividend from the dividends, interest and other income on the securities in which it invests. That taxable portion of such dividend distributions, if any, would not be eligible for the 15% tax rate on dividend income for individuals.

o Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. Evergreen Fund generally distributes capital gains, if any, at least once a year, near the end of the calendar year. Short-term capital gains reflect securities held by Evergreen Fund for a year or less and are considered ordinary income just like dividends. Profits on securities held longer than 12 months are considered long-term capital gains when they are distributed to shareholders. Individual shareholders receiving such distributions are taxed at a rate no higher than 15%.

Dividend and Capital Gain Reinvestment
Unless you choose otherwise on the account application, all dividend and capital gain payments will be reinvested to buy additional shares. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested to buy additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. We will send you a statement each January with the federal tax status of dividends and distributions paid by Evergreen Fund during the previous calendar year.

Profits You Realize When You Redeem Shares
When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

Tax Reporting
Evergreen Service Company, LLC or your broker provides you and the IRS with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale, except for money market transactions, are reported on Form 1099B. You must report these on your tax return. You could pay a penalty if you neglect to report them. You may obtain a copy of the Evergreen Service Company, LLC tax information guide at EvergreenInvestments.com. Please consult your tax advisor for further information regarding the federal, state and local tax consequences of an investment in a fund.

Retirement Plans
You may invest in Evergreen Fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans (SEPs), 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

FUND OPERATING POLICIES AND PROCEDURES

The Evergreen funds are operated in compliance with policies and procedures approved by the Board of Trustees. The Board reviews the policies and procedures and recommends changes for continued appropriateness. In addition, the Board has designated a chief compliance officer, who is in responsible for reviewing these policies and procedures and monitoring the Evergreen funds' compliance with them. The chief compliance officer reports directly to the Board and provides the Board with quarterly reports.

Short-Term Trading
Excessive short-term trading in a Fund's shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of or otherwise have a negative impact on the value of the Fund's shares.

To limit the negative effects of short-term trading on the Fund, the Evergreen funds have adopted certain restrictions on trading by investors. Investors are limited to three "round-trip" exchanges per calendar quarter and five "round-trip" exchanges per calendar year. A "round-trip" exchange occurs when an investor exchanges from one fund to another fund and back to the original fund. In addition, the Fund reserves the right to reject any purchase or exchange, and to terminate an investor's investment or exchange privileges, if the Fund determines in its sole discretion that trading activity by the investor may be materially detrimental to the interests of long-term shareholders. The Fund may reject purchases or exchanges, or terminate investment or exchange privileges, even if the investor has not exceeded the three-per-quarter/five-per-year limits described above. In considering whether trading activity may be materially detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

The Evergreen funds attempt to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis. However, there are certain limitations on Evergreen Fund's ability to detect and prevent trading that would violate these restrictions. For example, while EvergreenFund has access to trading information relating to investors who trade and hold their shares directly with EvergreenFund, the Fund may not have access to such information for investors who trade through financial intermediaries such as broker/dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Evergreen Fund. In the case of omnibus accounts, EvergreenFund does not have access to information regarding trading activity by individual investors, and therefore is unable to monitor for excessive short-term trading or violations of the Fund's trading restrictions. For these and other reasons, it is possible that excessive short-term trading or trading in violation of the Evergreen Fund's trading restrictions may occur despite the Fund's efforts to prevent them.

Fund Pricing
EIMC is committed to providing a daily NAV for Evergreen Fund that is reflective of the securities held within the portfolio. In order to achieve this, the Fund relies on current market quotations for portfolio securities when they are readily available and reliable. If no recent market data is available for a security, or if the available data is deemed not to be indicative of current value, the Fund will price that security at a fair value according to the policies established by the Board of Trustees. See "Calculating the Share Price."

EIMC has a Pricing Committee which meets regularly and presents its report to the Board of Trustees. The Board of Trustees' also has a Pricing Committee which is involved in fair valuation issues. In addition, EIMC employs a pricing administrator to monitor pricing activity daily.

EIMC believes that the Evergreen funds' pricing policies will help to limit opportunities for price arbitrage within the funds.

Portfolio Holdings
EIMC is committed to providing all Evergreen fund shareholders equal access to portfolio holdings. A complete listing of portfolio holdings for every Evergreen fund as of each calendar quarter end is made available to the public approximately 15 calendar days after the quarter end at EvergreenInvestments.com. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, posted to EvergreenInvestments.com within approximately 15 calendar days after the month end. No other dissemination of portfolio holdings will be allowed to any shareholder, potential shareholder or party external to the Evergreen funds, except (i) as required by law, (ii) to external subadvisors with respect to the Fund it advises, or (iii) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place to prevent the misuse of nonpublic information.

Transactions with Affiliates
EIMC and the Evergreen funds have policies and procedures that regulate their activities in situations where conflicts of interest could be detrimental to a Fund or its shareholders. In compliance with SEC exemptions, the Evergreen funds may engage in certain transactions with affiliates as long as certain conditions are met. Examples of such transactions include (i) a fund's purchase of securities from an unaffiliated underwriter in a public offering for which an affiliate is acting as an underwriter; (ii) the transfer of securities from one fund to another fund with an affiliated investment advisor, without use of a broker-dealer; and (iii) the use of an affiliated broker-dealer for effecting transactions in a fund's portfolio. The Board reviews reports provided quarterly on these matters to ensure that the Funds are in compliance with its policies and procedures regarding these activities and relevant SEC regulations.

Proxy Voting
EIMC recognizes that it has a fiduciary duty to vote proxies on behalf of the Evergreen funds who have delegated such responsibility to EIMC, and that in all cases proxies should be voted in a manner reasonably believed to be in the best interest of the Fund and its shareholders. For a copy of EIMC's proxy voting policies and procedures, please see the SAI or visit EvergreenInvestments.com.

A copy of the proxy voting records indicating how the Evergreen funds have voted proxies relating to portfolio securities during the twelve-month period ended June 30, may be obtained, without charge, by visiting EvergreenInvestments.com, or the SEC's website at sec.gov.

Privacy
EIMC and its affiliates are dedicated to providing you with the highest level of service and protecting your privacy. As technology transforms the way information is collected and distributed, we want you to know that we have implemented a number of industry-leading practices for safeguarding the privacy and security of financial information about you. EIMC and its affiliates employ safeguards to protect customer information and to prevent fraud. EIMC and its affiliates do not sell customer information to other companies for marketing purposes. For more information, visit EvergreenInvestments.com or call
1.800.343.2898 to speak to a representative.







January 26, 2005

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

     REGISTRATION                                    VALID SIGNATURE

     CORPORATE ACCOUNTS

     (1) ABC Corp.                                   ABC Corp.
     (2) ABC Corp.                                   John Doe, Treasurer
     (3) ABC Corp.                                   John Doe
        c/o John Doe, Treasurer
     (4) ABC Corp. Profit Sharing Plan               John Doe, Trustee


     TRUST ACOUNTS

     (1) ABC Trust Jane B. Doe, Trustee (2) Jane B. Doe, Trustee Jane B. Doe u/t/d 12/28/78


     CUSTODIAL OR ESTATE ACCOUNTS

     (1) John B. Smith, Cust.                       John B. Smith
         f/b/o John B. Smith, Jr. UGMA
     (2) John B. Smith                              John B. Smith, Jr., Executor

     After completing your proxy card, return it in the enclosed postage paid envelope.


                          OTHER WAYS TO VOTE YOUR PROXY

     Vote By Telephone:

1. Read the prospectus/proxy statement and have your proxy card at hand. 2. Call the toll-free number indicated on your proxy card. 3. Enter the control number found on your proxy card. 4. Follow the simple recorded instructions.


     Vote By Internet:

1. Read the prospectus/proxy statement and have your proxy card at hand. 2. Go to the website indicated on your proxy card and follow the voting instructions.

         The above methods of voting are generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about the proxy card, please call [Georgeson Shareholder Communications, Inc.,] our proxy solicitor, at ___________ (toll free).

                                                                EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 3rd day of January, 2005, by and between Evergreen Municipal Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Acquiring Fund Trust"), with respect to its Evergreen Alabama Municipal Bond Fund series (the "Acquiring Fund"), and the SouthTrust Funds, a Massachusetts business trust, with its principal place of business at 420 North 20th Street, Birmingham, Alabama 35203 (the "Selling Fund Trust"), with respect to its SouthTrust Alabama Tax-Free Income Fund series (the "Selling Fund").

         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(f) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class I shares of beneficial interest, $0.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein.

         WHEREAS, the Trustees of the Selling Fund Trust have determined that the Selling Fund should exchange all of its assets and the identified liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
          THE ACQUIRING FUND SHARES AND THE ASSUMPTION OF SELLING FUND
                LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund. The Acquiring Fund hereby agrees to indemnify each Trustee and officer of the Selling Fund Trust against all liabilities and expenses incurred by such Trustee in the manner and to the extent that such liabilities and expenses would have been indemnified under the Selling Fund Trust's Master Trust Agreement and By-Laws. Evergreen Investment Management Company, LLC agrees to pay for the continuation of the existing D&O insurance coverage for the Trustees and officers of the Selling Fund Trust for a period of three years following the Closing Date.

         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)), which has been distributed to shareholders of the Selling Fund.

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8 TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of shares of the Selling Fund will receive Class I shares of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. State Street Bank and Trust Company shall make all computations of value in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about March 21, 2005 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern Time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, LLC, as transfer agent for the Selling Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Evergreen Service Company, LLC, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund's share transfer books of accounts in the names of the Selling Fund Shareholders. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Selling Fund Trust or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Selling Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The audited financial statements of the Selling Fund at April 30, 2004 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since April 30, 2004, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year substantially all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Selling Fund Trust or the Selling Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware statutory trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise.

                  (g) The Acquiring Fund will meet the requirement of Subchapter M of the Code for qualification and treatment as a regulated investment company for each fiscal year of its operation and will distribute in each such year all net investment income and realized capital gains.

                  (h) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (i) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (j) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (k) The information furnished by the Acquiring Fund to the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (l) As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (m) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V
              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.3 APPROVAL BY SHAREHOLDERS. The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Trust's President and Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein. Such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund Trust at which the contents of the Registration Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Acquiring Fund Trust's officers and other representatives of the Acquiring Fund Trust), no facts have come to their attention that lead them to believe that the Registration Statement as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund Trust or the Selling Fund Trust or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund Trust or the Selling Fund Trust not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to information relating to the Selling Fund or the Acquiring Fund, contained in the Registration Statement, and that such opinion is solely for the benefit of the Selling Fund.

         In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust.

         7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Reed Smith, LLP, counsel to the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Selling Fund Trust's Declaration of Trust or By-laws, or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Reed Smith, LLP appropriate to render the opinions expressed therein. Such counsel shall also state that they have participated in conferences with officers and other representatives of the Selling Fund Trust at which the contents of the Registration Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement (except to the extent indicated in paragraph (f) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Selling Fund Trust's officers and other representatives of the Selling Fund Trust), no facts have come to their attention that lead them to believe that the Registration Statement as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund Trust or the Selling Fund Trust or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund Trust or the Selling Fund Trust not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to information relating to the Selling Fund or the Acquiring Fund, contained in the Registration Statement, and that such opinion is solely for the benefit of the Acquiring Fund.

         In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Fund Trust's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's net investment company taxable or tax exempt income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

         8.6 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(f) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

         8.7 The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund; and

(c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.

         In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (c) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund's management and were found to be mathematically correct.

                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Evergreen Investment Management Company, LLC or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof, provided however, that the due authorization, execution and delivery of this Agreement, in the case of the Selling Fund, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to the conflict of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 With respect to both the Selling Fund Trust and the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust. The obligations of the Selling Fund Trust or of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Selling Fund Trust or the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.


                        EVERGREEN MUNICIPAL TRUST ON BEHALF OF EVERGREEN ALABAMA MUNICIPAL BOND FUND


                        By: ____________________________

                        Name:

                        Title:   Authorized Officer




                        SOUTHTRUST FUND ON BEHALF OF SOUTHTRUST ALABAMA TAX-FREE INCOME FUND


                        By: _____________________________

                        Name:

                        Title:   Authorized Officer



                        EVERGREEN INVESTNMENT MANAGEMENT COMPANY, LLC

                        Solely for the purposes of Articles 1.3 and 9.1 of the Agreement,

                        By: ____________________________

                        Name:

                        Title: Authorized Officer

                                                                EXHIBIT B


                      FORM OF INVESTMENT ADVISORY AGREEMENT

         AGREEMENT made as of _____________, 2005 between SouthTrust Funds, a business trust organized under the laws of the Commonwealth of Massachusetts (herein called the "Company"), and Evergreen Investment Management Company, LLC (the "Adviser"), a registered investment adviser and department of Wachovia Bank.

         WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act'); and

         WHEREAS, the Company has six investment portfolios: SouthTrust U.S. Treasury Money Market Fund, SouthTrust Bond Fund, SouthTrust Value Fund, SouthTrust Income Fund, SouthTrust Alabama Tax-Free Income Fund, and SouthTrust Growth Fund (the "Portfolios"); and

         WHEREAS, the Company desires to retain the Adviser to furnish investment advisory services to the Portfolios, and the Adviser is willing to furnish such services.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. Appointment. The Company hereby appoints the Adviser to act as investment adviser to the Company's Portfolios for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         2. Delivery of Documents. The Company has furnished the Adviser with properly certified and authenticated copies of each of the following:

                  (a) The Company's Master Trust Agreement dated March 4, 1992 as amended from time to time (the "Master Trust Agreement");

                  (b) The Company's By-Laws as currently in effect (such By-Laws, and any amendments thereto made from time to time, are herein called the "By-Laws");

                  (c) Resolutions of the Company's Board of Trustees authorizing the appointment of the Adviser as investment adviser and approving this Agreement;

                  (d) The Company's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") on March 5, 1992 and all amendments thereto;

                  (e) The Company's Registration Statement on Form N-1A under the Securities Act of 1933 as amended ("1933 Act") and under the 1940 Act as filed with the SEC on March 5, 1992 and all amendments thereto; and

                  (f) The Company's most recent prospectus (such prospectus and all amendments and supplements thereto are herein called "the Prospectus").

         The Fund will furnish the Adviser from time to time with copies of all amendments of or supplements to the foregoing.

         3. Management.

                  (a) Subject to the supervision of the Company's Board of Trustees, the Adviser will provide a continuous investment program for the Company's Portfolios, including investment research and management with respect to all securities and investments and cash equivalents in said Portfolios. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to such Portfolios; and shall execute or direct the execution of all such transactions with the issuer of such securities, with brokers and dealers, and in any other manner permitted by law that is in the best interest of the Company and its shareholders.

                  (b) The Adviser will provide the services under this Agreement in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Prospectus and resolutions of the Company's Board of Trustees.

                  (c) In the event that the Company establishes additional portfolios with respect to which it desires to retain The Adviser to act as investment adviser hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Company in writing whereupon such portfolio shall become a "Portfolio" hereunder.

                  (d) The Adviser further agrees that it:

                           (i) will comply with all applicable Rules and
Regulations of the SEC, the provisions of the Internal Revenue
Code relating to regulated investment companies, applicable banking laws and regulations, and policy decisions adopted by the Company's Trustees as made from time to time;

                           (ii) will select broker-dealers in accordance with
guidelines established by the Company's Board of Trustees from time to time and in accordance with applicable law (consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Company with research advice and other services);

                           (iii) will maintain books and records with respect to
the securities transactions of the Company's Portfolios, and will furnish the Company's Board of Trustees with such periodic, regular and special reports as the Board may request; and
                                              ---

                           (iv) will treat confidentially and as proprietary
information of the Company all records and other information relative to the Company and prior, present or potential shareholders; and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and such records may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

         4. Services Not Exclusive. The investment management services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

         5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

         6. Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Company.

         7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, effective as of the date hereof, the Company will pay the Adviser and the Adviser will accept as full compensation therefor, subject to the provisions of paragraph 6, above, a fee, computed daily and paid monthly (in arrears), at an annual rate of .50% of the average daily net assets of the SouthTrust U.S. Treasury Money Market Fund, .60% of the average daily net assets of the SouthTrust Bond Fund, .75% of the average daily net assets of the SouthTrust Value Fund, .60% of the average daily net assets of the SouthTrust Income Fund, .75% of the average daily net assets of the SouthTrust Growth Fund, and .60% of the average daily net assets of the SouthTrust Alabama Tax-Free Income Fund." net assets of the Bond Fund and .75% of the average daily net assets of the Stock Fund.

         Such fees shall be paid into escrow until such time as the Company's shareholders approve this Agreement in the manner required by applicable law.

         If in any fiscal year the aggregate expenses of any Portfolio exceeds the expense limitations of any state in which shares of a Portfolio are qualified for sale, the Adviser will reimburse the applicable Portfolio for such excess expenses. The obligation of the Adviser to reimburse the Company hereunder is limited in any fiscal year to the amount of its fee payable by such Portfolio for such fiscal year, provided, however, that notwithstanding the foregoing, the Adviser shall reimburse the Company for such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over such Portfolio so requires. Such expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.

         8. Limitation of Liability. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Adviser in the performance of its obligations and duties under this Agreement.

         9. Duration and Termination.

                  (a) With respect to each Portfolio, this Agreement shall continue in effect until the effective date of the reorganization of such Portfolio into a comparable Evergreen Fund; provided, however that if the shareholders of such Portfolio have not approved this Agreement within 150 days from the date hereof, this Agreement shall terminate with respect to that Portfolio.

                  (b) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Company (by vote of the Company's Board of Trustees or by vote of a majority of the outstanding voting securities of the Company's Portfolios) or by the Adviser on sixty days' written notice.

                  (c) This Agreement will immediately terminate in the event of its assignment.

                  (d) As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the meaning of such terms in the 1940 Act.

                  (e) Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of any Portfolio shall be effective to continue this Agreement with respect to any such Portfolio notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Portfolio affected thereby, and (b) that this Agreement has not been approved by vote of a majority of the outstanding shares of the Company, unless such approval shall be required by applicable law or otherwise.

         10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to any Portfolio until approved by vote of a majority of the outstanding voting securities of such Portfolio.

         11. Names. The term "SouthTrust Funds" means and refers to the Trustees from time to time serving under the Master Trust Agreement of the Company dated March 4, 1992 as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Company hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Company, personally, but bind only to the trust property of the Company, as provided in the Master Trust Agreement of the Company. The execution and delivery of this Agreement has been authorized by the Trustees of the Company and signed by the President of the Company, acting as such; and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Company as provided in the Master Trust Agreement.

                  12. Regulation S-P Compliance.

                  (a) The Company and the Adviser hereby acknowledge that the Fund may disclose shareholder "nonpublic personal information" ("NPI") as contemplated by Regulation S-P, 17 CFR Page 248, to the Adviser as agent of the Fund and solely in furtherance of fulfilling the Adviser's contractual obligations under the Agreement in the ordinary course of business to support the Fund and its shareholders. The Fund and the Adviser further acknowledge that Regulation S-P permits financial institutions, such as the Fund, to disclose NPI of its "customers" and "consumers" (as those terms are therein defined in Regulation S-P) to affiliated and nonaffiliated third parties of the Fund, without giving such customers and consumers the ability to opt out of such disclosure, for the limited purposes of processing and servicing transactions (17 CFR ss. 248.14) ("Section 248.14 NPI"); for specified law enforcement and miscellaneous purposes (17 CFR ss. 248.15) ("Section 248.15 NPI") ; and to service providers or in connection with joint marketing arrangements (17 CFR ss. 248.13) ("Section 248.13 NPI").

                  (b) The Adviser hereby agrees to be bound to use and redisclose such NPI only for the limited purpose of fulfilling its duties and obligations under the Agreement, for law enforcement and miscellaneous purposes as permitted in 17 CFR ss.ss. 248.15, or in connection with joint marketing arrangements that the Funds may establish with the Adviser in accordance with the limited exception set forth in 17 CFR ss. 248.13.

         (c) The Adviser further represents and warrants that, in accordance with 17 CFR ss. 248.30, it has implemented, and will continue to carry out for the term of the Agreement, policies and procedures reasonably designed to:

o insure the security and confidentiality of records and NPI of Fund customers,

o protect against any anticipated threats or hazards to the security or integrity of Fund customer records and NPI, and

o protect against unauthorized access to or use of such Fund customer records or NPI that could result in substantial harm or inconvenience to any Fund customer.

                  (d) The Adviser may redisclose Section 248.13 NPI only to: (i) the Funds and affiliated persons of the Funds ("Fund Affiliates"); (ii) affiliated persons of the Adviser ("Adviser Affiliates") (which in turn may disclose or use the information only to the extent permitted under the original receipt); (iii) a third party not affiliated with the Adviser ("Nonaffiliated Third Party") under the service and processing (ss.248.14) or miscellaneous (ss.248.15) exceptions, but only in the ordinary course of business to carry out the activity covered by the exception under which the Adviser received the information in the first instance; and (iv) a Nonaffiliated Third Party under the service provider and joint marketing exception (ss.248.13), provided the Adviser enters into a written contract with the Nonaffiliated Third Party that prohibits the Nonaffiliated Third Party from disclosing or using the information other than to carry out the purposes for which the Funds disclosed the information in the first instance.

         (e) The Adviser may redisclose Section 248.14 NPI and Section 248.15 NPI to: (i) the Funds and Fund Affiliates; (ii) Adviser Affiliates (which in turn may disclose the information to the same extent permitted under the original receipt); and (iii) a Nonaffiliated Third Party to whom the Funds might lawfully have disclosed NPI directly.

                  (f) The Adviser is obligated to maintain beyond the termination date of the Agreement the confidentiality of any NPI it receives from the Fund in connection with the Agreement or any joint marketing arrangement, and hereby agrees that this Amendment shall survive such termination.

         13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                       SOUTHTRUST FUNDS


                       By:
                            ------------------------------------------


                      Title: _______________________________




                       EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

                       By:     ______________________________


                       Title:  ______________________________

                                                         __________, 2005


SouthTrust Funds
420 North 20th Street
Birmingham, AL 35203

         In connection with the Investment Advisory Agreement dated ___________, 2005, by and between SouthTrust Funds ("the Funds") and Evergreen Investment Management Company, LLC ("EIMC"), EIMC hereby agrees to waive fees and/or reimburse expenses of any Fund incurred or accrued commencing on the date EIMC commences serving as the investment adviser to the Fund to the extent that the Fund's Total Operating Expenses during that period as a percentage of Fund's average net assets during that period on an annualized basis would otherwise exceed the percentage for that Fund set forth below:

               SouthTrust U.S. Treasury Money Market Fund - 0.58%
                          SouthTrust Value Fund - 1.01%
                          SouthTrust Bond Fund - 0.93%
                         SouthTrust Income Fund - 0.73%
                 SouthTrust Alabama Tax Free Income Fund - 0.69%
                         SouthTrust Growth Fund - 1.20%

         This agreement may be terminated by EIMC after May 31, 2005 upon 60 days' written notice by EIMC to the Funds, provided, however, that any such termination shall not relieve EIMC of its obligation hereunder with respect to any period prior to the termination date.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                             Evergreen Investment Management Company, LLC

                             By:
                             -----------------------------------------------
                            Title:


Agreed and Accepted To:

SOUTHRTUST FUNDS


By:____________________________
Title:

                            EVERGREEN MUNICIPAL TRUST

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                    SOUTHTRUST ALABAMA TAX-FREE INCOME FUND

                                   a Series of

                                SOUTHTRUST FUNDS
                              420 North 20th Street
                            Birmingham, Alabama 35203

                        By and In Exchange For Shares of

                      EVERGREEN ALABAMA MUNICIPAL BOND FUND

                                   a Series of

                            EVERGREEN MUNICIPAL TRUST
                               200 Berkeley Street
                        Boston, Massachusetts 02116-5034
                                 (800) 343-2898

         This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of SouthTrust Alabama Tax-Free Income Fund ("SouthTrust Fund"), a series of SouthTrust Funds, to Evergreen Alabama Municipal Bond Fund ("Evergreen Fund"), a series of Evergreen Municipal Trust, in exchange for Class I shares (to be issued to holders of SouthTrust Fund shares of SouthTrust Fund) of beneficial interest, $0.001 par value per share, of Evergreen Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

(1) The Statement of Additional Information of SouthTrust Fund, dated June 30, 2004;

(2)           Annual Report of SouthTrust Fund, dated April 30, 2004.



         After the Merger, Evergreen Fund will be the accounting and performance survivor.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of SouthTrust Fund dated January 26, 2005. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to SouthTrust Funds at the address or phone number set forth above.

         The date of this Statement of Additional Information is January 26,
2005.

Statement of Additional Information


SOUTHTRUST BOND FUND

SOUTHTRUST INCOME FUND

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND

PORTFOLIOS OF SOUTHTRUST FUNDS

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for SouthTrust Bond Fund, SouthTrust Income Fund, and SouthTrust Alabama Tax-Free Income Fund (the Funds) dated June 30, 2004. This SAI incorporates by reference the Funds' Annual Report. Obtain the prospectus or the Annual Reports without charge by calling 1-800-843-8618.



June 30, 2004

                            Contents
                            How are the Funds Organized?
                            Securities in Which the Funds Invest
                            What do Shares Cost?
                            How are the Funds Sold?
                            Exchanging Securities for Shares
                            Subaccounting Services
                            Redemption Fee
                            Redemption in Kind
                            Massachusetts Partnership Law
                            Account and Share Information
                            Tax Information
                            Who Manages and Provides Services to the Funds? How Do the Funds Measure Performance?
                            Financial Information
                            Investment Ratings
                            Addresses


Cusip 844734202
Cusip 844734400
Cusip 844734608

G00859-07 (6/04)





HOW ARE THE FUNDS ORGANIZED?

The SouthTrust Bond Fund and SouthTrust Income Fund are diversified portfolios of SouthTrust Funds (Company). The Alabama Tax-Free Income Fund is a non-diversified portfolio of the Company. The Company is an open-end management investment company that was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on March 4, 1992. The Company may offer separate series of shares representing interests in separate portfolios of securities.

The Board of Trustees has established five diversified and one non-diversified investment portfolios. This SAI relates to SouthTrust Bond Fund, SouthTrust Income Fund, and SouthTrust Alabama Tax-Free Income Fund. The Funds' investment adviser is SouthTrust Investment Advisors(Adviser), a registered investment adviser and a department of SouthTrust Bank.


SECURITIES IN WHICH THE FUNDS INVESTS

In pursuing its investment strategy, the Funds may invest in the following securities for any purpose that is consistent with its investment objective.

Following is a table that indicates which types of securities are a:

P =Principal investment of the Funds;

A = Acceptable (but not principal) investment of the Funds; or

N = Not an acceptable investment of the Funds.

                                                                Alabama Tax
Securities                              Bond Fund   Income      Free Income
                                                     Fund       Fund
Equity Securities                           N         A           N
   Common Stocks                            N         A           N
   Preferred Stocks                         A         A           N
   Warrants                                 N         A           N
Fixed Income Securities                     P         P           A
   Treasury Securities                      P         P           A
   Agency Securities                        P         P           N
   Corporate Debt Obligations 1             P         P           N
      Commercial Paper                      A         A           N
      Demand Instruments                    A         A           N
   Taxable Municipal Bonds                  A         A           N
   Mortgage-Backed Securities 2             P         P           N
   Collateralized Mortgage Obligations      P         P           N
(CMOs)
      Sequential CMOs                       P         P           N
      PACs, TACs and Companion Classes      P         P           N
      IOs and POs                           A         A           N
      Floaters and Inverse Floaters         A         A           N
      Z Classes and Residual Classes        A         A           N
   Asset Backed Securities                  P         P           N
   Zero Coupon Securities                   A         A           N
   Bank Instruments                         A         A           A
   Credit Enhancement                       A         A           A
  Convertible Securities 3                  A         A           N
  Tax Exempt Securities                     N         N           P
   General Obligation Bonds                 N         N           P
   Special Revenue Bonds                    N         N           P
  Private Activity Bonds                    N         N           A
  Tax Increment Financing Bonds             N         N           A
  Municipal Notes                           N         N           A
  Municipal Bond Insurance                  N         N           A
Variable Rate Demand Instruments            A         A           A
Foreign Securities                          A         A           N
   Depositary Receipts                      A         A           N
   Foreign Government Securities            A         A           N
Derivative Contracts                        A         A           A
Special Transactions                        A         A           A
   Repurchase Agreements                    A         A           A
   Reverse Repurchase Agreements            A         A           N
   Delayed Delivery Transactions            A         A           N
   To Be Announced Securities               A         A           N
   Securities Lending 4                     A         A           A
   Asset Coverage                           A         A           A
Investing in Securities of Other            A         A           A
Investment Companies
Illiquid Securities                         A         A           A

1. The Bond Fund and Income Fund may invest in corporate debt obligations which are rated, at the time of purchase, investment grade by an NRSRO, or, if unrated, are of comparable quality as determined by the Adviser. If a security's rating is reduced below the required minimum after a Fund has purchased it, the Fund is not required to sell the security, but may consider doing so.

2. The Bond Fund and Income Fund will invest in mortgage backed securities which are rated, at the time of purchase, investment grade by an NRSRO, or if unrated, of comparable quality as determined by the Adviser.

3. The Bond Fund and Income Fund will invest in convertible securities which are rated, at the time of purchase, investment grade by an NRSRO, or if unrated, of comparable quality as determined by the Adviser.

4. Such loans will not exceed 33 1/3% of a Fund's total assets. Loans of portfolio securities by a Fund will be collateralized by cash, letters of credit or U.S. government securities which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

SECURITIES DESCRIPTIONS AND TECHNIQUES

Equity Securities

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Income Fund invests. The Bond Fund may invest in preferred stocks.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock.

Warrants

Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

Fixed Income Securities

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Funds invest.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.


Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation, and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.



Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Funds may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Commercial Paper

Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

Demand Instruments

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Funds treat demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Taxable Municipal Securities

Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, the Funds may invest in taxable municipal securities.

Mortgage Backed Securities

Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class.

The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Sequential CMOs

In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

PACs, TACs and Companion Classes

More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

IOs and POs

CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

Floaters and Inverse Floaters

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Z Classes and Residual Classes

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Asset Backed Securities

Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

Zero Coupon Securities

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Credit Enhancement

All of the Funds may purchase securities backed by credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

Convertible Securities

Convertible securities are fixed income securities that the Bond Fund and Income Fund have the option to exchange for equity securities at a specified conversion price. The option allows a Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, a Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed income and equity securities for purposes of their investment policies and limitations, because of their unique characteristics.

Tax Exempt Securities

Tax exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.

General Obligation Bonds

General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

Special Revenue Bonds

Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds.

Private Activity Bonds

Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.

The interest on many types of private activity bonds is subject to the federal alternative minimum tax (AMT). The Alabama Tax-Free Fund may invest in bonds subject to AMT.

Tax Increment Financing Bonds

Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.

Municipal Notes

Municipal notes are short-term tax exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

Municipal Bond Insurance

The Alabama Tax-Free Fund may purchase municipal securities covered by insurance which guarantees the timely payment of principal at maturity and interest on such securities ("Policy" or "Policies"). These insured municipal securities are either (1) covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party ("Issuer-Obtained Insurance") or (2) insured under master insurance policies issued by municipal bond insurers, which may by purchased by the Fund. The premiums for the Policies may be paid by the Fund and the yield on the Fund's portfolio may be reduced thereby.

The Fund may require or obtain municipal bond insurance when purchasing municipal securities which would not otherwise meet the Fund's quality standards. The Fund may also require or obtain municipal bond insurance when purchasing or holding specific municipal securities, when, in the opinion of the Fund's Adviser, such insurance would benefit the Fund (for example, through improvement of portfolio quality or increased liquidity of certain securities).

Issuer-Obtained Insurance policies are non-cancelable and continue in force as long as the municipal securities are outstanding and their respective insurers remain in business. If a municipal security is covered by Issuer-Obtained Insurance, then such security need not be insured by the Policies purchased by the Fund.

The Fund may purchase two types of Policies issued by municipal bond insurers. One type of Policy covers certain municipal securities only during the period in which they are in the Fund's portfolio. In the event that a municipal security covered by such a Policy is sold from the Fund, the insurer of the relevant Policy will be liable for those payments of interest and principal which are due and owing at the time of the sale.

The other type of Policy covers municipal securities not only while they remain in the Fund's portfolio but also until their final maturity even if they are sold out of the Fund's portfolio, so that the coverage may benefit all subsequent holders of those municipal securities. The Fund will obtain insurance which covers municipal securities until final maturity even after they are sold out of the Fund's portfolio only if, in the judgment of the Fund's Adviser, the Fund would receive net proceeds from the sale of those securities, after deducting the cost of such permanent insurance and related fees, significantly in excess of the proceeds it would receive if such municipal securities were sold without insurance. Payments received from municipal bond issuers may not be tax-exempt income to shareholders of the Fund.

The Fund may purchase Policies from MBIA Corp. (MBIA), AMBAC Indemnity Corporation (AMBAC), Financial Guaranty Insurance Company (FGIC), or any other municipal bond insurer which is rated AAA by Standard & Poor's (S&P) or Aaa by Moody's Investors Service, (Moody's). Each Policy guarantees the payment of principal and interest on those municipal securities it insures. The Policies will have the same general characteristics and features. A municipal security will be eligible for coverage if it meets certain requirements set forth in the Policy. In the event interest or principal on an insured municipal security is not paid when due, the insurer covering the security will be obligated under its Policy to make such payment not later than 30 days after it has been notified by the Fund that such non-payment has occurred.

MBIA, AMBAC, and FGIC will not have the right to withdraw coverage on securities insured by their Policies so long as such securities remain in the Fund's portfolio, nor may MBIA, AMBAC, or FGIC cancel their Policies for any reason except failure to pay premiums when due. MBIA, AMBAC, and FGIC will reserve the right at any time upon 90 days' written notice to the Fund to refuse to insure any additional municipal securities purchased by the Fund after the effective date of such notice. The Fund reserves the right to terminate any of the Policies if it determines that the benefits to the Fund of having its portfolio insured under such Policy are not justified by the expense involved.

Additionally, the Fund reserves the right to enter into contracts with insurance carriers other than MBIA, AMBAC, or FGIC if such carriers are rated AAA by S&P or Aaa by Moody's.

Variable Rate Demand Instruments

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Funds treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond thirteen months.

Foreign Securities

Foreign securities are securities of issuers based outside the United States. The Funds consider an issuer to be based outside the United States if:

o it is organized under the laws of, or has a principal office located in, another country;

o    the principal trading market for its securities is in another country; or

o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

Depositary Receipts

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Foreign Government Securities

Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.



Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate, stock market, currency and credit risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.


Special Transactions

Repurchase Agreements

Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Funds will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Funds' custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which a Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which a Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

To Be Announced (TBA) Securities

As with other when issued transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. However, the seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.

Securities Lending

The Funds may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, a Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

A Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks.

Asset Coverage

In order to secure its obligations in connection with derivatives contracts or special transactions, the Funds will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds a Fund's obligations. Unless a Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations entering into an offsetting derivative contract or terminating a special transaction. This may cause a Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

Investing in Securities of Other Investment Companies

The Funds may invest their assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out their investment policies and managing their uninvested cash. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by a Fund in shares of other investment companies may be subject to such duplicate expenses.

Illiquid Securities

The Funds may invest up to 15% of the total value of their net assets in securities that are illiquid. An illiquid security is one which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued it on its books. Repurchase agreements with maturities in excess of seven days will be considered by the Funds to be illiquid.

Temporary Defensive Investments

The Funds may temporarily depart from their principal investment strategies by investing their assets in U.S. government obligations, notes, zero coupon securities (in the case of the Bond Fund and Income Fund), and repurchase agreements collateralized by U.S. government obligations. In the case of Alabama Tax-Free Fund, temporary defensive investments may include taxable securities. The Funds may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause a Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

INVESTMENT RISKS

Interest Rate Risks

o Prices of fixed income securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

o Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Sector Risks

o Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of a Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Liquidity Risks

o Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on a Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

o Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

o OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Leverage Risks

o Leverage risk is created when an investment exposes a Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify a Fund's risk of loss and potential for gain.

o Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risks

o Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

o Many fixed income securities receive credit ratings from services such as S&P and Moody's. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Funds must rely entirely upon the Adviser's credit assessment.

o Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

o Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategy.

Prepayment Risks

o Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high interest rate mortgages when mortgage rates fall. This results in the prepayment of mortgage backed securities with higher interest rates. Conversely, prepayments due to refinancings decrease when mortgage rates increase. This extends the life of mortgage backed securities with lower interest rates. As a result, increases in prepayments of high interest rate mortgage backed securities, or decreases in prepayments of lower interest rate mortgage backed securities, may reduce their yield and price. This relationship between interest rates and mortgage prepayments makes the price of mortgage backed securities more volatile than most other types of fixed income securities with comparable credit risks.

Call Risks

o Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

o If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Interest Rate Risks

o Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

o Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Stock Market Risks

o The value of equity securities in the Income Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline and you could lose money. The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

Tax Risks

o In order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Alabama Tax-Free Fund to shareholders to be taxable.

o Changes or proposed changes in federal tax laws may cause the prices of municipal securities to fall.

Currency Risks

o Exchange rates for currencies fluctuate daily. The combination of currency risk and interest rate risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

o The Adviser attempts to manage currency risk by limiting the amount a Fund invests in securities denominated in a particular currency. However, diversification will not protect a Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Risks of Foreign Investing

o Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

o Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Funds and their Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

o Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Funds' investments.



Risks of Investing in Derivative Contracts

o The Fund's use of derivative contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts in which the Fund invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivatives contracts may be mispriced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Finally, derivative contracts may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Derivative contracts may also involve other risks described in this prospectus, such as interest rate, credit, liquidity and leverage risks.



Risks of Investing in Alabama

o The economy of Alabama historically has relied on manufacturing and natural resource-based industries which included textiles, apparel, food processing, coal mining and timber. Throughout the 1990's, many of these industries have faced intense competition from overseas and have been forced to downsize or dramatically alter the way they do business in response to these threats. As a result, the Alabama economy has undergone much diversification and transition in the past decade. Since the 1991 recession, the State's proactive business development policies have yielded big results with growth in high technology, health care, banking and business services, particularly in the Birmingham, Huntsville, and Mobile metropolitan areas. Once heavily reliant on the steel industry, the Greater Birmingham area has exhibited significant transformation, and has demonstrated its resiliency by attracting several major companies to the region in recent years. This has fueled a dramatic suburban expansion that has greatly benefited the real estate development and construction trades.

o The outlook for the future is that modest economic growth will continue with growth in some industries more than offsetting downsizing in the textile and apparel sectors. Particularly noteworthy is growth associated with automobile manufacturing as Mercedes-Benz (a subsidiary of Daimler-Chrysler) has operated an assembly plant in Vance, Alabama since 1998 and Honda has built a plant in Lincoln, Alabama which was completed in 2001 to meet increased demand for sport-utility vehicles. This should allow solid employment growth to continue with unemployment expected to keep pace with the national average as it has substantially closed the gap. These trends indicate stable to modestly improving demographic and credit fundamentals for issuers of municipal debt within the State.

o The State has been characterized by conservative financial management and fiscal practices as is evidenced by its fairly low general obligation debt burden and its ability to consistently maintain a AA credit rating from both Standard and Poor's and Moody's Investors Service. The state constitution does not allow for deficit spending so should a revenue shortfall occur, the governor is required to cutback spending across the board. This has not occurred since 1993 and is not expected in the current year.

INVESTMENT LIMITATIONS

The following investment limitations pertain to each of the SouthTrust Funds. No Fund may:

1. Purchase securities of any one issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or certificates of deposit for any such securities if more than 5% of the value of the Fund's total assets, taken at current value, would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company, except that up to 25% of the value of the Fund's total assets, taken at current value, may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

2. Borrow money or issue senior securities except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. No Fund will purchase securities while its aggregate borrowings including reverse repurchase agreements and borrowing from banks in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this limitation.

3. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments that are issued (as defined in Investment Limitation No. 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and (ii) repurchase agreement secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and(c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry).

4. Purchase or sell real estate, except that a Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the Investment Company Act of 1940 (1940 Act).

6. Act as an underwriter of securities, except to the extent that it may be deemed an underwriter within the meaning of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale.

7. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts, options on futures contracts and transactions in securities on a when-issued or forward commitment basis, and except that a non-money market fund may enter into forward foreign currency contracts and options thereon in accordance with its investment objectives and policies.

8.   Purchase securities of companies for the purpose of exercising control.

9. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, a Fund's sale of securities short against the box or a Fund's transactions in securities on a when-issued or forward commitment basis, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

10. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, and may engage in transactions in securities on a when-issued or forward commitment basis, and except that a non-money market fund may enter into forward foreign currency contracts and options thereon in accordance with its investment objectives and policies.

11. Make loans, except that each Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately negotiated), may lend portfolio securities and enter into repurchase agreements in accordance with its investment objective and policies.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

The above limitations cannot be changed unless authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the 1940 Act.

Because the Bond Fund's name refers to bonds, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to invest, under normal circumstances, less than 80% of its assets in investment grade bonds.

Portfolio Turnover

The Bond Fund experienced higher turnover variation during the past two years. The Bond Fund's portfolio was restructured as a result of the Adviser's expectation of the general direction of interest rates.



Determining Market Value of Securities

Market values of the Funds' portfolio securities are determined as follows:

o for equity securities, according to the last sale price or official closing price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

o for fixed income securities, according to the mean between bid and asked prices as furnished by an independent pricing service;

o futures contracts and options are valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the- counter market are valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost or at fair market value as determined in good faith by the Board; and

o for all other securities, at fair value as determined in accordance with procedures established by and under general supervision of the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider: institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.



WHAT DO SHARES COST?

The Funds' net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of each Fund.

REDUCING OR ELIMINATING THE FRONT-END SALES CHARGE

You can reduce or eliminate the applicable front-end sales charge, as follows:


Quantity Discounts

Larger purchases can reduce or eliminate the sales charge you pay. You can combine purchases of Shares made on the same day by you, your spouse and your children under age 21. In addition, purchases made at one time by a Trustee or fiduciary for a single trust estate or a single fiduciary account can be combined.

Accumulated Purchases

If you make an additional purchase of Shares, you can count previous Share purchases still invested in the Funds in calculating the applicable sales charge on the additional purchase.

Concurrent Purchases

You can combine concurrent purchases of the same share class of two or more SouthTrust Funds in calculating the applicable sales charge.

Letter of Intent

You can sign a Letter of Intent committing to purchase a certain amount of Shares within a 13-month period to combine such purchases in calculating the sales charge. The Funds' custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

Reinvestment Privilege

You may reinvest, within 30 days, your redemption proceeds at the next determined NAV, without any sales charge.

Through SouthTrust Funds Shareholder Services

If you purchase Fund shares directly through SouthTrust Funds Shareholder Services, your purchase will be made at the next determined NAV, without any Sales charge.

Purchases by Affiliates of the Funds

The following individuals and their immediate family members may buy Shares at NAV without any sales charge because there are nominal sales efforts associated with their purchases:

o the current or retired Trustees, employees and sales representatives of the Funds, the Adviser, the Distributor and their affiliates and the immediate family members of these individuals;

o    retired employees of SouthTrust Corporation and it's affiliates;

o investors for whom SouthTrust Corporation or one of it's affiliates acts in a fiduciary, advisory, custodial, agency or similar capacity (this does not include transactions executed by SouthTrust Securities, Inc., including, but not limited to, self-directed Individual Retirement Accounts); and

o employees who purchase Shares through a payroll deduction plan sponsored by their employees.

HOW ARE THE FUNDS SOLD?

Under the Distributor's Contract with the Funds, the Distributor (Federated Securities Corp.) located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 offers Shares on a continuous, best-efforts basis.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales. The Distributor generally pays up to 90% (and as much as 100%) of this charge to investment professionals for sales and/or administrative services. Any payments to investment professionals in excess of 90% of the front-end sales charge are considered supplemental payments. The Distributor retains any portion not paid to an investment professional.

RULE 12B-1 PLAN (Income Fund and Alabama Tax Free Income Fund Only)

As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of Shares so that overall Fund assets are maintained or increased. This helps the Funds achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and Share redemptions. In addition, the Funds' service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Funds may compensate the Distributor more or less than its actual marketing expenses. In no event will the Funds pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

The maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

SHAREHOLDER SERVICES

The Funds may pay SouthTrust Bank for providing shareholder services and maintaining shareholder accounts. SouthTrust Bank may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS

Investment professionals may be paid fees, in significant amounts, out of the assets of the Distributor. These fees do not come out of Fund assets. The Distributor may be reimbursed by the Adviser or its affiliates.

These supplemental payments may be based upon such factors as the number or value of Shares the investment professional sells or may sell; the value of client assets invested; and/or the type and nature of services, sales support or marketing support furnished by the investment professional. In addition to these supplemental payments, an investment professional may also receive payments under the Rule 12b-1 Plan and/or Service Fees.

EXCHANGING SECURITIES FOR SHARES

You may contact the Distributor to request a purchase of Shares in exchange for securities you own. The Funds reserve the right to determine whether to accept your securities and the minimum market value to accept. The Funds will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.

SUBACCOUNTING SERVICES

Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

REDEMPTION FEE

In order to discourage short-term investments in the Funds, the Company charges a redemption fee in connection with redemptions of shares held less than one year which were purchased at NAV (for $1,000,000 or more). The charge is 1% of either the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares, and is retained by the Funds and not paid to the Distributor.

The redemption fee is not assessed on:

o exchanges (except if shares acquired by exchange were then redeemed within twelve months of the initial purchase);

o redemptions made in connection with distributions from qualified retirement plans, 403(b) plans or IRAs due to death, disability or attainment of age 591/2;

o redemptions resulting from the tax-free return of excess contributions to IRAs or employee benefit plans; and

o    redemptions through certain automatic withdrawals.

REDEMPTION IN KIND

Although the Funds intend to pay Share redemptions in cash, they reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of the Funds' portfolio securities.

Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Funds' Board determines that payment should be in kind. In such a case, the Funds will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Funds determine their NAV. The portfolio securities will be selected in a manner that the Funds' Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Company. To protect its shareholders, the Company has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Company.

In the unlikely event a shareholder is held personally liable for the Company's obligations, the Company is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Company will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Company. Therefore, financial loss resulting from liability as a shareholder will occur only if the Company itself cannot meet its obligations to indemnify shareholders and pay judgments against them.



ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS

Each share of the Funds gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Company have equal voting rights, except that in matters affecting only a particular Fund, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Company's outstanding shares of all series entitled to vote.

As of June 1, 2004 the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Bond Fund Shares: LYNSPEN & Co., Birmingham, AL, owned approximately 10,445,465 Shares (77.92%).

As of June 1, 2004 the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Income Fund Shares: LYNSPEN & Co.,
Birmingham, AL owned approximately 8,209,732 Shares (90.35%).

As of June 1, 2004 the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Alabama Tax-Free Income Fund Shares: FISERV, Philadelphia, PA, owned approximately 968,370 Shares (16.95%); LYNSPEN &
Co., Birmingham, AL, owned approximately 4,550,555 Shares (79.64%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.





TAX INFORMATION

FEDERAL INCOME TAX

The Funds intend to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, they will not receive special tax treatment and will pay federal income tax.

The Funds will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Company's other portfolios will be separate from those realized by a Fund.

FOREIGN INVESTMENTS

If a Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Funds intend to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the coupon income generated by the portfolio, whereas tax-basis income includes gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If a Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to Federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of a Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund intends to qualify for certain Code stipulations that would allow shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of a Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.


WHO MANAGES AND PROVIDES SERVICES TO THE FUND?

BOARD OF TRUSTEES

The Board is responsible for managing the Company's business affairs and for exercising all the Company's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). The Company comprises six portfolios.

As of June 1, 2004, the Fund's Board and Officers as a group owned less than 1% of the Fund's outstanding Shares.


INTERESTED TRUSTEES BACKGROUND AND COMPENSATION
       Name
    Birth Date                                                  Aggregate
      Address                                                 Compensation
  Positions Held    Principal Occupation(s) for Past Five     From Company
   with Company      Years, Other Directorships Held and   (past fiscal year)
Date Service Began           Previous Positions
--------------------------------------------------------------------------------
  William O. Vann *Principal Occupations:  President and         $12,000
    Birth Date:    Chairman, Vann Family Investments,
January 28, 1942   LLC; Trustee and Past Chairman, The
P.O. Box 10645     Childrens' Hospital of Alabama.
Birmingham, AL
TRUSTEE            Previous Position: Chairman and Chief
Began serving:     Executive Officer, Young & Vann
April 1992         Supply Co.; Partner, B&B
                   Investments.

Thomas M. Grady.*  Principal Occupations:  Partner of the        $12,000
Birth Date: July   law firm of Hartsell & Williams,
25, 1941           P.A.; Member, Board of Directors,
P.O. Box 2         Pfeiffer University; Trustee, Cannon
-------------------Foundation.
708 McLain Road
Kannapolis, NC
TRUSTEE
Began serving:
March 1996

Billy L. Harbert,   Principal Occupations:  President and        $12,000
Jr. *               Chief Executive Officer, B. L.
Birth Date: May     Harbert International LLC
23, 1965            (construction).
-------------------
B.L. Harbert Other Directorships Held: International LLC Member/Shareholder, Bonaventure 820 Shades Creek Capital, LLC; Member /Shareholder, Parkway Bonaventure Partners LLC; Board Birmingham, AL Member/ Shareholder, Founders Trust TRUSTEE Company, Inc.; and Member Began serving: /Shareholder, Treble Range Partners,
March 1998          LLC.


--------------------------------------------------------------------------------
* Each Trustee is considered to be "interested" because of his ownership of the common stock of SouthTrust Corporation. Each "interested" Trustee has resigned from the Company effective as of the close of the June 4, 2004 Board Meeting.


INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

        Name
     Birth Date                                                   Aggregate
       Address                                                   Compensation
 Positions Held with    Principal Occupation(s) for Past Five    From Company
       Company           Years, Other Directorships Held and     past fiscal
 Date Service Began              Previous Positions                 year)
-------------------------------------------------------------------------------
Charles G. Brown, IIIPrincipal Occupation:  President, Tubular     $13,200
Birth Date: November Products Company (since 1985); Managing
27, 1953             Partner, Red Hollow Partnership.
Tubular Products Co.
1400 Red Hollow Road
Birmingham, AL
CHAIRMAN AND TRUSTEE
Began serving: April
1992

Russell W. Chambliss Principal Occupations:  President and         $12,000
Birth Date: December Chief Executive Officer, Mason Corporation
26, 1951             (manufacturer of roll formed aluminum and
Mason Corporation    steel products).
123 Oxmoor Road
---------------------
Birmingham, AL
TRUSTEE
Began serving: April
1992

Dr. Lawrence W.      Principal Occupation:  Sr. Managing           $12,000
Greer                Partner, Greer Capital Advisers;
Birth Date: October  President, S.C.O.U.T. Corp.
26, 1944
---------------------Other Directorships Held: Chairman, Board
Greer Capital        of Directors, Southern BioSystems;
Advisers LLC         Director, Daily Access Concepts, Inc.,
2200 Woodcrest       Electronic HealthCare Systems, Inc.,
Place, Suite 309     Cumberland Pharmaceuticals, Biotechnology
Birmingham, AL       Association of Alabama, and Research
TRUSTEE              Foundation- University of Alabama at
Began serving:       Birmingham.
October 1999

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
George H. Jones, III Principal Occupation: President, Jones        $12,000
Birth Date: April 1, & Kirkpatrick PC (accounting firm).
1950
Jones &
Kirkpatrick PC
300 Union Hill Drive
Birmingham, AL
TRUSTEE
Began Serving:
August 2001




OFFICERS**
Name
Birth Date
Address
Positions Held with Company

                                Principal Occupation(s) and Previous Positions
Richard S. White, Jr.        Principal Occupations: Division President,
Birth Date: March 14, 1934   SouthTrust Capital Management Group.
SouthTrust Bank
420 North 20th Street        Previous Positions: Executive Vice President,
Birmingham, AL               SouthTrust Capital Management Group.
PRESIDENT
Began Serving: March 2002



Charles L. Davis,           Principal Occupations: Vice President, Managing
Jr.                         Director of Mutual Fund Services, Federated Services
------------------          Company, and President, Edgewood Services, Inc.
Birth Date: March
23, 1960                     Previous Positions: President, Federated Clearing
Federated                    Services and Director, Business Development, Mutual
Investors                    Fund Services, Federated Services Company.
Tower
1001 Liberty
Avenue
Pittsburgh, PA
                                CHIEF EXECUTIVE
OFFICER
Began Serving:
December 2002
--------------------------------------------------------------------------------
Edward C. Gonzales           Principal Occupations: Executive Vice President  of
Birth Date: October 22, 1930 some of the Funds in the Federated Fund Complex;
Federated Investors Tower    Vice Chairman, Federated Investors, Inc.; Trustee,
1001 Liberty Avenue          Federated Administrative Services.
Pittsburgh, PA
EXECUTIVE VICE               Previous Positions:  President and Trustee or
PRESIDENT                    Director of some of the Funds in the Federated Fund
Began Serving: December 2002 Complex; CEO and Chairman, Federated Administrative
                             Services; Vice President, Federated Investment
                             Management Company, Federated Investment Counseling
                             Federated Global Investment Management Corp. and
                             Passport Research, Ltd.; Director and Executive Vic
                             President, Federated Securities Corp.; Director,
                             Federated Services Company; Trustee, Federated
                             Shareholder Services Company.

                             ---------------------------------------------------
Charles A. Beard             Principal Occupation: Senior Vice President,
Birth Date: October 26, 1946 SouthTrust Asset Management.
SouthTrust Bank
420 North 20th Street        Previous Positions:  Senior Vice President and
Birmingham, AL               Marketing Director, SouthTrust Capital Management
VICE PRESIDENT               Group.
Began Serving: March 2002

                             ---------------------------------------------------
                             Principal Occupation:  Vice President, Federated
Beth S. Broderick            Services Company (1997 to present).
Birth Date: August 2, 1965
Federated Investors Tower    Previous Positions:  Client Services Officer,
1001 Liberty Avenue          Federated Services Company (1992-1997).
Pittsburgh,
PA
VICE PRESIDENT
Began Serving: July 1998

Richard J. Thomas             Principal Occupation:  Principal Financial Officer
-----------------------------and Treasurer of the Federated Fund Complex; Senior
Birth Date: June 17, 1954    Vice President, Federated Administrative Services.
Federated Investors Tower
1001 Liberty Avenue          Previous Positions: Vice President, Federated
Pittsburgh, PA               Administrative Services; held various management
TREASURER                    positions within Funds Financial Services Division
Began Serving: December 2002 of Federated Investors, Inc.

John  D. Johnson             Principal Occupation:  Counsel, Reed Smith LLP
Birth Date: November 8, 1970
-----------------------------Previous Positions:  Associate Corporate Counsel,
Federated Investors Tower    Federated Investors, Inc. (1999-2002); Associate,
1001 Liberty Avenue          Kirkpatrick& Lockhart LLP (1997 to 1999)
Pittsburgh, PA
SECRETARY
Began Serving: March 2001
--------------------------------------------------------------------------------
** Officers do not receive any compensation from the Funds.

COMMITTEES OF THE BOARD

                                                                              MEETINGS
  BOARD      COMMITTEE                                                          HELD
COMMITTEE     MEMBERS                     COMMITTEE FUNCTIONS                DURING LAST
                                                                             FISCAL YEAR
-----------------------------------------------------------------------------------------
  Audit  Dr. Lawrence W.  The Audit Committee reviews and recommends to the     Five
         Greer            full Board the independent auditors to be selected
         Charles G.       to audit the Funds' financial statements; meets
         Brown, III       with the independent auditors periodically to
         Russell W.       review the results of the audits and report the
         Chambliss        results to the full Board; evaluates the
         George H. Jones, independence of the auditors, reviews legal and
         III              regulatory matters that may have a material effect
                          on the financial statements, related compliance
                          policies and programs, and the related reports
                          received from regulators; review s the Funds' internal
                          audit function; reviews compliance with the Funds'
                          code of conduct/ethics; reviews valuation issues;
                          monitors inter-fund lending transactions; reviews
                          custody services and issues and investigates any
                          matters brought to the Committee's attention that are
                          within the scope of its duties.

ExecutiveCharles G.       The Executive and Governance Committee makes          Three
and      Brown, III       recommendations to the Board regarding committees
Governance                of the Board and committee assignments, along with
         Russell W.       recommendations regarding the composition of the
         Chambliss        Board and candidates for election; makes
         Dr. Lawrence W.  recommendations regarding the structure of agendas
         Greer            and materials for meetings of the Board;  oversees
         George H. Jones, the process of evaluating the functions of the
         III              Board and makes recommendations for compensation
                          of Trustees not affiliated with the Adviser or the
                          Distributor for the Trust. The Committee also oversees
                          the ongoing education of the Trustees, and monitors
                          the performance of legal counsel to the Trust.

MarketingRussell W. The Marketing Committee reviews the Funds' One Chambliss marketing plans and provides guidance to Fund
         -----------------management on marketing strategies to increase Thomas
         M. Grady Fund assets and create economies of scale. Billy L.
         Harbert, Jr.


Board ownership of shares in the Southtrust funds family of Investment companies
AS OF DECEMBER 31, 2003


                                  Dollar Range of        Aggregate Dollar
         Interested                 Shares Owned             Range of
      Board Member Name       in SouthTrust Bond Fund,     Shares Owned
                               SouthTrust Income Fund  in SouthTrust Funds
                               and SouthTrust Alabama         Family
                              Tax-Free Income Fund
----------------------------------------------------------------------------
William O. Vann                         None             $10,001-$50,000
Thomas M. Grady                         None             $10,001-$50,000
Billy L. Harbert, Jr.                   None                   None


         Independent
      Board Member Name
----------------------------------------------------------------------------
Charles G. Brown, III          SouthTrust Bond Fund:   $50,001 to $100,0000
                               $10,001 to $50,000
Russell W. Chambliss                    None            $10,001 to $50,000
Lawrence W. Greer, M.D.                 None                   None
George H. Jones, III                    None             $10,001-$50,001

--------------------------------------------------------------------------------

The Trust has a deferred compensation plan (the "Plan") that permits any Trustee that is not an "affiliated person" of the Trust to elect to defer receipt of all or a portion of his or her compensation. The deferred compensation that would have otherwise been paid to the Trustee is invested, at the Trustee's direction, in one or more of the SouthTrust Funds. A Trustee may elect to participate in the Plan during any quarter. At the time for commencing distributions from a Trustee's deferral account, which is no later than when the Trustee ceases to be a member of the board, the Trustee may elect to receive distributions in a lump sum or on an annual or quarterly basis over a period of five years.



INVESTMENT ADVISER

The Adviser, SouthTrust Investment Advisors, a registered investment adviser and a department of SouthTrust Bank, conducts investment research and makes investment decisions for the Funds.

The Adviser shall not be liable to the Company or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Company.

As required by the 1940 Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the adviser's management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to other funds in the Federated fund family.

In assessing the adviser's performance of its obligations, the Board also considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the adviser's industry standing and reputation and in the expectation that the adviser will have a continuing role in providing advisory services to the Fund.

The Board also considers the compensation and benefits received by the adviser. This includes fees received for services provided to the Fund by other entities in the SouthTrust organization and research services received by the adviser from brokers that execute Fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the Fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the Fund; performance and expenses of comparable Fund; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's service and fee. The Fund's Board is aware of these factors and takes them into account in its review of the Fund's advisory contract.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the SouthTrust Funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives a significant amount of information about the Fund and the SouthTrust organization. SouthTrust provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the adviser's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor or "peer group" funds), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the adviser and its affiliates; compliance and audit reports concerning the SouthTrust Funds and the SouthTrust companies that service them; and relevant developments in the mutual fund industry and how the Fund and/or SouthTrust are responding to them.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Fund. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Fund under separate contracts (e.g., for serving as the Fund's administrator and transfer agent). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Fund trades.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Fund, nor does the Board consider any one of them to be determinative. Because the totality of circumstances includes considering the relationship of the Fund to the SouthTrust family of funds, the Board does not approach consideration of every fund's advisory contract as if that were the only fund offered by SouthTrust.

Code of Ethics Restrictions on Personal Trading

As required by SEC rules, the Funds, their Adviser, and their Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Company Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Funds could buy, they also contain significant safeguards designed to protect the Funds and their shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

Voting Proxies on Fund Portfolio Securities

The Adviser endeavors to vote proxies relating to securities in the Funds' portfolios in the interest of the Funds and their shareholders. The Adviser has established policies and procedures to achieve this goal. In particular, these policies and procedures describe how the Adviser: (1) fulfills its proxy voting obligations; (2) identifies and addresses conflicts of interest that may arise as a result of relationships or commercial dealings between the Adviser and the issuer or management of the issuer whose proxy the Adviser is voting on behalf of a Fund; and (3) if a conflict of interest exists, ensures that its voting decision is not influenced by the conflict.

It is the policy of the Adviser to rely primarily on the recommendations of an independent proxy voting service. By relying on a proxy voting service, the Adviser will help ensure that shares voted by the proxy voting service are in the best interests of the Funds (and their shareholders) and are not the result of any conflict of interest that may arise as a result of relationships or commercial dealings between the Adviser and an issuer or its management.

The Adviser may from time to time override the proxy voting service if the Adviser determines that it is in the interest of the Funds (and their shareholders) to vote a proxy differently. In addition, proxy voting issues may arise in which the proxy voting service declines to vote a proxy. In both cases, it is the policy of the Adviser to vote such proxies in the best interests of the Funds (and their shareholders) and to document the reasons for both the decision to override the proxy voting service and the reasons for voting the proxy in a particular way.

It is the general policy of the Adviser to vote any Fund proxy for which the Adviser has overridden the proxy voting service, or which the proxy voting service has declined to vote the proxy, by considering the guidance of the procedures of the proxy voting service ("PVS Procedures") together with the guidance of the Standards of Practice Handbook published by the CFA Institute (formerly known as the Association for Investment Management Research) (the "CFA Standards"). The Adviser will document the basis for its decision on how to vote a proxy with reference to both the PVS Procedures of the proxy voting service and the CFA Standards. The Adviser will maintain a copy of the PVS Procedures and the CFA Standards in its records in accordance with SEC regulations and make them available to Adviser personnel who vote client proxies not voted by the proxy voting service.

In keeping with the CFA Standards, it is the policy of the Adviser to maintain at all times operational information barriers between the personnel involved in determining whether and how to vote such proxies and those personnel involved in activities that might give rise to a conflict of interest due to their own relationships or due to commercial dealings of SouthTrust Bank or its affiliates.

To implement the Funds' proxy voting policy, the Adviser has established a Proxy Oversight Committee. The Proxy Oversight Committee consists of the Adviser's Director of Research, the Chief Investment Officer, and Chief Administrative Officer.

      It is the responsibility of the Proxy Oversight Committee to:

o Monitor, evaluate and periodically review the proxy voting service and the proxy voting procedures used by such service;

o At least annually review votes cast by the proxy voting service to ensure that such votes are in accordance with the procedures of the proxy voting service, and in particular, to review how the proxy voting service voted new or controversial issues;

o Establish a program to provide for initial and ongoing annual staff training with respect to this policy and the procedures adopted pursuant to this policy; and

o Establish, monitor and periodically review procedures:

(a) For voting Fund proxies in the event that the proxy voting service declines to vote a Fund proxy or the Adviser determines to override the proxy voting service and vote the proxy itself;

(b) For documenting cases in which the Adviser determines to override the proxy voting service;

(c) To address any conflicts of interest that may arise for proxies voted by the Adviser;

(d) To document contacts, if any, between an issuer and personnel of the Adviser with responsibility for voting proxies;

(e)  To ensure compliance with SEC recordkeeping requirements;

(f)  To ensure the successful function of operational information barriers;

(g) To address situations in which the operational information barriers fail to prevent the personnel voting the proxies from learning of a commercial or other relationship between the issuer and the Adviser or its officers, directors or employees; and

(h) To ensure that any proxy voted by the Adviser is voted in a Fund's (and its shareholders) best interest notwithstanding any conflict of interest that may arise regarding that proxy.

o Establish and appoint the membership of one of more Proxy Voting Committees, which shall have the responsibility for determining the manner in which a Fund proxy will be voted in the event that the proxy voting service declines to vote a Fund proxy or the Adviser determines to override the proxy voting service and vote the proxy itself. Unless and until the Proxy Oversight Committee determines to the contrary, each of the SouthTrust Funds that invest in voting securities maintains a standing Proxy Voting Committee comprised of the Director of Research, the Chief Investment Officer and the Fund manager. In the event that two or more positions on a Proxy Voting Committee are held by the same person, the Proxy Voting Committee may consider the views of other Adviser personnel.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Funds and other funds distributed by the Distributor and its affiliates. The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Funds' operating expenses. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Company's Board.

Investment decisions for the Income Fund are made independently from those of other accounts managed by the Adviser. Except as noted below, when the Income Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Income Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Income Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Income Fund.

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the bond Fund and the Alabama Tax-Free Income Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

Investment decisions for the Bond Fund and the Alabama Tax-Free Income Fund are made independently from those of other accounts managed by the Adviser. When the Bond Fund and the Alabama Tax-Free Income Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Funds and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Funds, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Funds.

Research Services

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

Investment decisions for the Funds are made independently from those of other accounts managed by the Adviser. When the Funds and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Funds and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Funds, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Funds.

ADMINISTRATOR

Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all of the SouthTrust Funds as specified below:

                                   Average Aggregate Daily
 Maximum Administrative          Net Assets of the SouthTrust Funds
           Fee
       0.150 of 1%                on the first $250 million
       0.125 of 1%                 on the next $250 million
       0.100 of 1%                 on the next $250 million
       0.075 of 1%               on assets in excess of $750 million

--------------------------------------------------------------------------------

Notwithstanding the foregoing, the administrative fee received during any fiscal year shall be at least $50,000 per portfolio. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

Prior to January 1, 2002, Federated Services Company also provided certain accounting and recordkeeping services with respect to each Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses. Effective January 1, 2002, State Street Bank and Trust Company provides these fund accounting services to the Funds for an annual fee of 0.03% of the average daily net assets of each Fund.

CUSTODIAN

SouthTrust Bank is custodian for the securities and cash of the Funds.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Funds pays the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditor for the Fund, KPMG LLP, conducts its audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that its audit is planned and performed to obtain reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.


FEES PAID BY THE FUNDS FOR SERVICES
Bond Fund
For the Year Ended April              2004           2003               2002
30
Advisory Fee Earned                 $854,837       $865,352           $871,247
Administrative Fee                  135,379         138,738            137,871
Shareholder Service Fee              71,237           --                 --

--------------------------
Income Fund
For the Year Ended April              2004           2003               2002
30
Advisory Fee Earned                 $523,146       $465,325           $437,646
Advisory Fee Reduction              226,697         201,641            209,195
Administrative Fee                   82,821         89,269             100,000
Administrative Fee                     --           14,656             30,742
Reduction
Shareholder Services Fee             43,596           --                 --

--------------------------
Alabama Tax-Free Income
Fund
For the Year Ended April              2004           2003               2002
30
Advisory Fee Earned                 $368,067       $336,180           $330,538
Advisory Fee Reduction              214,706         196,105            211,188
Administrative Fee                   58,268         53,894             52,303
Shareholder Services Fee             30,672           --                 --

-------------------------------------------------------------------------------

HOW DO THE FUNDS MEASURE PERFORMANCE?
The Funds may advertise Share performance by using the Securities and Exchange Commission's (SEC) standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Funds' or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.




Average Annual Total Returns and Yields

Bond Fund

Total returns are given for the one-year, five-year, and ten-year periods ended April 30, 2004.

Yield is given for the 30-day period ended April 30, 2004.



----------------     --------------      1 Year        5 Years        10 Years
                     30-Day Period
Total Return
   Before Taxes           N/A           (2.71)%         4.52%          5.70%
   After Taxes
and                  --------------     (4.28)%         2.41%          3.35%
----------------          N/A
   Distributions
   After Taxes
on                   --------------
----------------                        (1.76)%         2.54%          3.38%
                          N/A
Distributions
and Sale
   Of Shares
Yield                    3.16%            N/A            N/A            N/A
----------------------------------------------------------------------------

Income Fund

Total returns are given for the one-year, five-year, and start of performance periods ended April 30, 2004.

Yield is given for the 30-day period ended April 30, 2004.

                                                                   Start of
                     ------------------                         Performance on
----------------                            1 Year   5 Years   January 10, 1996
                       30-Day Period
Total Return
   Before Taxes             N/A            (2.50)%    4.05%         4.47%
   After Taxes
and                  ------------------    (3.80)%    2.04%         2.34%
----------------            N/A
   Distributions
   After Taxes
on                   ------------------
----------------                           (1.63)%    2.20%         2.46%
                            N/A
Distributions
and Sale
   Of Shares
Yield                      2.45%             N/A       N/A           N/A
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------

Alabama Tax- Free Income Fund*

Total return are given for the one-year, five-year, and 10-year periods ended April 30, 2004.

Yield is given for the 30-day period ended April 30, 2004.


                                               1 Year        5 Years    10 Years
                        30-Day Period
Total Return
   Before Taxes              N/A              (2.01)%         4.05%      4.54%
   After Taxes
and                  --------------------     (2.11)%         3.92%      4.48%
----------------             N/A
   Distributions
   After Taxes
on                   --------------------
----------------                              (0.04)%         3.95%      4.20%
                             N/A
Distributions
and Sale
   Of Shares
Yield                       3.15%               N/A            N/A        N/A
Tax-Equivalent              5.25%               N/A            N/A        N/A
Yield
* The Alabama Tax- Free Income Fund is the successor to a portfolio of a common trust fund managed by the Adviser.
--------------------------------------------------------------------------------
At the Fund's commencement of operations, the assets from the common trust fund were transferred to the Fund on August 20, 1999 in exchange for Fund shares. The quoted performance data includes the performance of the common trust fund for the periods before the Fund's registration statement became effective on August 10, 1999, as adjusted to reflect the Fund's expenses and sales load.

The common trust fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

tOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

YIELD

The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

TAX EQUIVALENCY TABLE

Set forth below is a sample of a tax-equivalency table that may be used in advertising and sales literature. This table is for illustrative purposes only and is not representative of past or future performance of the Alabama Tax- Free Income Fund. The interest earned by the municipal securities owned by the Fund generally remains free from federal regular income tax and is often free from state and local taxes as well. However, some of the Fund's income may be subject to the federal alternative minimum tax and state and/or local taxes.

                        TAXABLE YIELD EQUIVALENT FOR 2004
                                STATE OF ALABAMA

Taxable Yield Equivalent for 2004 State of Alabama
Tax Bracket:
Federal           10.00%      15.00%      25.00%      28.00%      33.00%      35.00%
Combined
Federal          15.000%     20.000%     30.000%     33.000%     38.000%     40.000%
& State
Joint Return:       $0    -  $14,301  -  $58,101  -  $117,251 -  $178,651 -    Over
                  $14,300    $58,100     $117,250    $178,650    $319,100    $319,100
Single Return:      $0    -   $7,151  -  $29,051  -  $70,351  -  $146,751 -    Over
                  $7,150     $29,050  -- $70,350     $146,750    $319,100    $319,100

Tax-Exempt                             Taxable Yield Equivalent
Yield
0.50%             0.59%       0.63%       0.71%       0.75%       0.81%       0.83%
1.00%             1.18%       1.25%       1.43%       1.49%       1.61%       1.67%
1.50%             1.76%       1.88%       2.14%       2.24%       2.42%       2.50%
2.00%             2.35%       2.50%       2.86%       2.99%       3.23%       3.33%
2.50%             2.94%       3.13%       3.57%       3.73%       4.03%       4.17%
3.00%             3.53%       3.75%       4.29%       4.48%       4.84%       5.00%
3.50%             4.12%       4.38%       5.00%       5.22%       5.65%       5.83%
4.00%             4.71%       5.00%       5.71%       5.97%       6.45%       6.67%
4.50%             5.29%       5.63%       6.43%       6.72%       7.26%       7.50%
5.00%             5.88%       6.25%       7.14%       7.46%       8.06%       8.33%
5.50%             6.47%       6.88%       7.86%       8.21%       8.87%       9.17%
6.00%             7.06%       7.50%       8.57%       8.96%       9.68%       10.00%
6.50%             7.65%       8.13%       9.29%       9.70%       10.48%      10.83%
7.00%             8.24%       8.75%       10.00%      10.45%      11.29%      11.67%
7.50%             8.82%       9.38%       10.71%      11.19%      12.10%      12.50%
8.00%             9.41%       10.00%      11.43%      11.94%      12.90%      13.33%
8.50%             10.00%      10.63%      12.14%      12.69%      13.71%      14.17%
9.00%             10.59%      11.25%      12.86%      13.43%      14.52%      15.00%
---------------------------------------------------------------------------------------
Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.
--------------------------------------------------------------------------------------

PERFORMANCE COMPARISONS

Advertising and sales literature may include:

o references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

o charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and

o information about the mutual fund industry from sources such as the Investment Company Institute.

In reports or other communications to shareholders or in advertising material, the Funds may compare their performance with that of other mutual funds as listed in the rankings prepared by Lipper Ratings Inc., CDA Technologies, Inc., or similar independent services, which monitor the performance of mutual funds or with other appropriate indices of investment securities. In addition, certain indices may be used to illustrate historic performance of select asset classes. These may include, among others, the Lehman Brothers Index of Baa-rated Corporate Bonds, the T-Bill Index, and the "Stocks, Bonds and Inflation Index published annually by Ibbotson Associates. The performance information may also include evaluations of the Funds published by ranking services and financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal.

The Funds may compare their performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Funds may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price.


FINANCIAL INFORMATION

The Financial Statements for the Funds for the fiscal year ended April 30, 2004 are incorporated herein by reference to the Annual Report to Shareholders dated April 30, 2004.


INVESTMENT RATINGS

Standard and Poor's Long-Term Debt Rating Definitions
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade. B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.
CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default. Moody's Investors Service Commercial Paper Ratings Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of seniorshort-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


Moody's Investors Service Long-Term Debt Ratings
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities. A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.
NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody's. NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody's.
NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody's. Fitch Ratings Long-Term Debt Rating Definitions AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade. B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.
CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.
Commercial Paper (CP) Ratings
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of seniorshort-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity. Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Commercial Paper (CP) Ratings
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1--A Short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign(+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. A-2--A Short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions thatn obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
Fitch Ratings Commercial Paper Rating Definitions
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.
F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

ADDRESSES

southtrust bond fund
southtrust income fund
southtrust alabama tax- free income fund portfolios of southtrust funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000


Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser
SouthTrust Investment Advisors
420 North 20th Street
Birmingham, AL 35203

Custodian
SouthTrust Bank
420 North 20th Street
Birmingham, AL 35203

Transfer Agent and Dividend Disbursing Agent
Federated Shareholder Services Company
P.O. Box 8600 Boston, MA 02266-8600


Independent Auditors
KPMG LLP
99 High Street
Boston, MA 02110

ANNUAL REPORT APRIL 30, 2004
SOUTHTRUSTFUNDS
It's about trust./sm/
SouthTrust U.S. Treasury Money Market Fund
SouthTrust Income Fund
SouthTrust Bond Fund
SouthTrust Alabama Tax-Free Income Fund
SouthTrust Value Fund
SouthTrust Growth Fund
SOUTHTRUST FUNDS




MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SouthTrust U.S. Treasury Money Market1

Throughout the reporting period, money market funds continued to experience a rather stable yield environment despite a small rise in the overall Treasury market. In an effort to spark economic growth, the Federal Reserve Board (Fed) continued to maintain a rather accommodative stance towards monetary policy. However, with signs of an improving job market combined with some signs of inflation, short-term Treasury yields slowly began to anticipate an increase in the federal funds target rate. While longer dated Treasury yields remained volatile, yields on three-month Treasury bills and overnight repurchase agreements have remained relatively flat over the reporting period. However during the first quarter of 2004, yields of six-month Treasury Bills and one year Treasury Notes began to increase, confirming the likelihood of future Fed tightening.

Over the past year, the majority of the Fund remained in overnight repurchase agreements in order to obtain the consistently higher yield to comparable Treasuries. However during the first quarter of 2004, the Fund took some opportunities to invest in six month Treasury Bills as yields have become attractive versus overnight repurchase agreements.

SouthTrust Income Fund

Sector allocation and issuer selection were the principal drivers to performance for the reporting period ended April 30, 2004. The sector allocation had the greatest impact on the performance during the past six months. Yields of U.S. Treasury securities were volatile during the twelve-month reporting period and ended higher than they were six and twelve months prior. The yield of the 5-year Treasury rose 0.9 percentage points during the reporting period to end at 3.6% after being as low as 2% in June 2003 and reaching 3.6% in September 2003 and April 2004.

Throughout the reporting period, the Fund maintained a maturity structure that was similar to or slightly shorter to its benchmark, the Merrill Lynch 1-5 Year Government / Corporate Index.2 The Fund benefited from maintaining an over-allocation to corporate bonds along with a similar allocation to triple-B rated debt. The Fund's strategic allocation to mortgages provided a better return than Treasury and Federal agency securities. The mortgage sector provided the second best

Annual Report






performance behind corporate bonds during the past six and twelve month periods. While the level of yields rose during the twelve-month period, the 2-year Treasury and the Fund's allocation to this maturity sector, benefited from the significant yield advantage provided over a one-year security along with the aging process experienced by a two-year security rolling down the yield curve to a one-year security in twelve months.

SouthTrust Bond Fund

Over the past year the bond market continued to perform well, but not without its share of volatility. Over the past six-months, the average yield on the 10-year Treasury was 4.15%, with a high of 4.60% and a low of 3.10%. Earlier last year, deflationary issues and a weaker than expected economy took center stage pushing yields to all-time lows. Today, that disappointment has been replaced by solid growth, especially in manufacturing, and a rapidly improving jobs picture. Driven by profit growth and balance sheet repair, corporate bonds continued to perform well. Riskier companies, or what is known as high beta credits outperformed. Defensive credits, such as consumer products or pharmaceuticals, lagged the corporate bond index. In general, mortgages outperformed but their performance has been uneven given the wild swings in yields.

As long as the economy continues to improve at or above its current trend, the Fed appears comfortable with the prospects of rising rates. It is important to remember that policy can still be accommodative even if the Fed were to begin raising rates. As such, Bond Fund may reposition securities to take advantage of this new dynamic in the marketplace. For the twelve month reporting period ended April 30, 2004, the Bond Fund returned 0.80% to shareholders at NAV. The Fund maintained an overweight in a diversified mix of corporate bonds which was the primary driver of performance during the reporting period.

SouthTrust Alabama Tax-Free Income Fund4

Over the past twelve month reporting period municipal yields followed the movement of Treasury yields moving higher. However, the rise of municipal yields during this time period was accompanied by volatility. Investor reaction to economic reports accompanied by market anticipation of how the Federal Open Market Committee will handle economic policy sent interest rates on a roller coaster ride in the summer of 2003 and traded across a range of 1.00%. With the market and the media focusing on consecutively weaker employment reports, municipal yields declined through the winter of 2004. However, investors were surprised as the month of April 2004 was ushered in with very strong employment data pushing municipal yields higher.

Municipal yields are influenced by Treasury yields plus the supply and availability of municipal bonds. With interest rates having moved to a "generationally" low level, the interest rate environment was favorable for record issuance of municipal debt. Over the past twelve months investors saw new municipal issuance in excess of $370 billion.

Tax revenues that support many municipal issues showed a continual increase over the past year after declining over the previous two years. This trend was a positive for the security of municipal issuers. During 2003, both tobacco securitization and airlines bonds offered investors ideal reasons to maintain portfolio diversification. Ongoing litigation against the tobacco companies and continued expense management issues in the airline industry hampered the strength of these issuers.

For the twelve-month period ended April 30, 2004, the SouthTrust Alabama Tax-Free Income Fund returned a total return of 1.55% at net asset value.3 The Fund's largest sector allocations continued to be in general obligations, education and essential-use revenue bonds. Two-thirds of the portfolio holdings were in AAA rated bonds with the Fund's average maturity at 9.0 years. This high quality, intermediate structure should keep the Fund well positioned for the volatile environment we envision for 2004.

SouthTrust Value Fund

The SouthTrust Value Fund had another good six months providing a return of 10.49% versus 6.27% for the Standard & Poor's 500 Index (S&P 500). For the fiscal year ending April 30, 2004, the Fund provided a total return of 31.87%3 versus 22.88% for the S&P 500.5 The strength was broad based and helped by the Fund avoiding stocks with major disappointments.

The Fund's large overweighting in the energy sector started to outperform in late 2003 and made a significant contribution to the Fund's total return. While the Fund took some profits, it continued to keep a significant overweight in the energy sector. Across the board strength in the Fund's energy holdings was due in part to

Annual Report






highly respected exploration and production company XTO, returning over 70% during the fiscal year and over 40% for the six-month period. FMC Technologies, the leader in deep water sub sea products returned over 40% for the year, as did Transocean, the large off shore driller and Schlumberger, which is generally considered to be the leading oil service company. Many of these returns came in the December 2003 through March 2004 time frame, helping the Fund during the most recent period.

The Fund's good performance also resulted from a wide range of stocks in many different sectors. The Fund long-standing position in J.C. Penney continued its positive move as the company announced an agreement to sell the Eckerd drug store chain. The proceeds should strengthen their balance sheet and allow management to focus on accelerating the already strong momentum in their department store and catalogue businesses. J.C. Penney provided a return of over 40% for the six months and over 100% return for the fiscal year. Our positive view of Tyco's strong operating businesses and new management has so far been correct with the stock up over 75% for the year and 30% for the six months. Improving prospects for travel and the strong housing market helped Cendant to an excellent 66% return for the year. Other stocks making a significant contribution to the Fund's performance included: Yum! Brands the highly respected manager of Pizza Hut, Taco Bell, KFC, and several other restaurant chains; First Data Corporation, a leader in financial processing; and Ace Limited, a diversified insurance company. Our choice of less favored banks proved to be the correct one as Fleet Boston was acquired by Bank of America and Bank One is under agreement to be acquired by J.P. Morgan.

Looking forward, we believe the pharmaceutical sector, which is out-of-favor with Wall Street analysts, is currently one of the more undervalued sectors. As a result drug stocks in the Fund's Portfolio represent a significant overweighting, versus the S&P 500. Pfizer, a large, highly respected, global pharmaceutical company remains the Fund's largest individual holding, with Abbott Labs, Bristol-Myers, Johnson & Johnson, and Shire Pharmaceuticals also in the portfolio. Besides Pfizer, the Fund's top five holdings include previously mentioned Tyco International, Cendant and First Data, along with CVS, the large drug store chain. CVS's anticipated acquisition of 1,260 Eckerd drug stores should provide them with a much improved competitive position. We continue to remain focused on holding a highly diversified portfolio of companies that we believe are undervalued in the current market.





SouthTrust Growth Fund

For the twelve month reporting period ended April 30, 2004, the SouthTrust Growth Fund returned 15.32% at NAV.3 Performance trailed that of the S&P 500 and the Fund's peer group. During the last year, performance was inversely correlated with capitalization size. An environment where high beta and lower quality stocks outperform creates significant headwinds for us with our focus being on higher quality, mega-cap names. Thus, the last twelve months has been a challenging environment for us on a relative basis.

Our approach to managing the Fund centers around our definition of growth companies. Growth companies produce sales gains at a premium to other companies. We believe they provide more consistent earnings patterns. We also believe they are more profitable and, as such, are able to fund future expansion. We seek financially strong companies with proven management and business plans to enhance superior growth prospects. The typical holding in the Fund will have a market capitalization of $10 billion or greater at the time of initial purchase.


The Fund continued to adhere to its disciplined approach and found opportunity in a number of large cap growth names that we felt were attractively priced. We initiated positions in Analog Devices, Bed Bath & Beyond, and Medco Health Solutions. We increased the Fund's weightings in names such as Walt Disney, Cisco Systems, Amgen, and Harley-Davidson. Harley-Davidson, which we highlighted in last year's annual report, typifies the traditional portfolio holding--a stock market capitalization of $10 billion or higher with a mid to high teens earnings growth rate purchased at a reasonable valuation. Throughout the first half of 2003, the company exceeded earnings expectations each quarter but the stock declined due to investor concern about slower earnings growth, revenue pulled forward from the 100th anniversary models, the boost to earnings from the financial services division, and maturation of the heavy motorcycle market. We felt this was still a very high quality company with favorable supply/demand characteristics that was being unduly punished by investors, especially considering the way the Company has historically managed bike pricing by undersupplying the market. Our cost in HDI is about $43. The stock closed the April 30, 2004 fund fiscal year at a little over $56.

      (1) An investment in money market funds is neither insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


Annual Report





      (2) The ML1-5GC is an unmanaged index trading short term U.S. government securities and short-term domestic investment grade corporate bonds with maturities between 1 and 4.99 years. Investments cannot be made in an index.


      (3) Yields will vary. Performance quoted is based on net asset value ("NAV"), reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price, for the Alabama Tax-Free Income Fund Value and Growth Funds were (2.01)%, 25.94% and 10.13%, respectively. The Alabama Tax-Free Fund's maximum sales charge is 3.5%. The Value and Growth Funds have a maximum sales charge of 4.5%. Mutual fund performance charges over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.southtrust.com or call 1-888-735-3441.


      (4) Income may be subject to the federal alternative minimum tax.


      (5) The S&P 500 Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performances of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.



SOUTHTRUST INCOME FUND





Growth of a $10,000 Investment in SouthTrust Income Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Income Fund (the "Fund") from January 10, 1996 (start of performance) to April 30, 2004, compared to the Merrill Lynch 1-5 Year Government/Corporate Index ("ML1-5GC")+.




Average Annual Total Return For The Period Ended April 30, 2004++



      1 Year  (2.50)%
      5 Years  4.05%
      Start of Performance (1/10/1996)  4.47%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
      * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund's performance assumes the reinvestment of all dividends and distributions. The ML1-5GC has been adjusted to reflect reinvestment of dividends on securities in the index. + The ML1-5GC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. This index is unmanaged. ++ Total return quoted reflects all applicable sales charges.



SOUTHTRUST BOND FUND





Growth of a $10,000 Investment in SouthTrust Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Bond Fund (the "Fund") from April 30, 1994 to April 30, 2004, compared to the Lehman Brothers Government/Credit Index ("LBGCT")+.




Average Annual Total Return For The Period Ended April 30, 2004++



      1 Year  (2.71)%
      5 Years  4.52%
      10 Years  5.70%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
      * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.00% ($10,000 investment minus $400 sales charge = $9,600). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCT has been adjusted to reflect reinvestment of dividends on securities in the index. + The LBGCT is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.
      ++ Total return quoted reflects all applicable sales charges. The total returns and graph above are based on the original sales charge of 4.00%. On March 1, 1996, the sales charge on the SouthTrust Bond Fund changed to 3.50%.



SOUTHTRUST ALABAMA TAX-FREE INCOME FUND





Growth of a $10,000 Investment in SouthTrust Alabama Tax-Free Income Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Alabama Tax-Free Income Fund (the "Fund") from April 30, 1994+ to April 30, 2004, compared to the Lehman Brothers 1-10 Year Municipal Bond Index ("LB1-10BMB")++.




Average Annual Total Return For The Period Ended April 30, 2004+++



      1 Year  (2.01)%
      5 Years  4.05%
      10 Years  4.54%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
      * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund's performance assumes the reinvestment of all dividends and distributions. The LB1-10BMB has been adjusted to reflect reinvestment of dividends on securities in the index. + The Fund is the successor to a portfolio of a Common Trust Fund. The quoted performance data includes performance of the Common Trust Fund for the period from April 30, 1994 to August 20, 1999 when the Fund first commenced operations, as adjusted to reflect the Fund's anticipated expenses. The Common Trust Fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Common Trust Fund had been registered under the 1940 Act, the performance may have been adversely affected.
      ++ The LB1-10BMB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.
      +++ Total return quoted reflects all applicable sales charges.



SOUTHTRUST VALUE FUND





Growth of a $10,000 Investment in SouthTrust Value Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Value Fund (the "Fund") from April 30, 1994 to April 30, 2004, compared to the Standard & Poor's 500 Index ("S&P 500")+.




Average Annual Total Return For The Period Ended April 30, 2004++



      1 Year  25.94%
      5 Years  1.99%
      10 Years  11.26%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
      * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. + The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.
      ++ Total return quoted reflects all applicable sales charges. On March 1, 1996, the sales charge for SouthTrust Value Fund changed from 4.50% to 3.50%. The total returns and graph above are based on the original sales charge of 4.50%. Effective July 1, 1996, the sales charge for SouthTrust Value Fund was changed back to 4.50%



SOUTHTRUST GROWTH FUND





Growth of a $10,000 Investment in SouthTrust Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Growth Fund (the "Fund") from April 30, 1994+ to April 30, 2004, compared to the Standard & Poor's 500 Index ("S&P 500")++.




Average Annual Total Return For The Period Ended April 30, 2004+++



      1 Year  10.13%
      5 Years  (4.97)%
      10 Years  9.20%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
      * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. + The Fund is the successor to a portfolio of a Common Trust Fund. The quoted performance data includes performance of the Common Trust Fund for the period from April 30, 1994 to August 20, 1999 when the Fund first commenced operations, as adjusted to reflect the Fund's anticipated expenses. The Common Trust Fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Common Trust Fund had been registered under the 1940 Act, the performance may have been adversely affected.
      ++ The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.
      +++ Total return quoted reflects all applicable sales charges.



SOUTHTRUST U.S. TREASURY MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
April 30, 2004





      Principal
      Amount



        Value



      U.S. TREASURY OBLIGATIONS--48.8% U.S. TREASURY BILLS--42.2%
      $100,000,000 (1) 0.992%, 5/6/2004  $99,986,076
      50,000,000 (1) 0.911%, 5/20/2004   49,976,382
      50,000,000 (1) 0.955%, 5/27/2004   49,966,146
      100,000,000 (1) 1.006%, 7/8/2004   99,813,945
      100,000,000 (1) 0.968%-0.989%, 8/5/2004   99,742,400
      100,000,000 (1) 0.979%-1.000%, 8/26/2004   99,684,750
      100,000,000 (1) 1.001%-1.026%, 9/9/2004   99,638,840
      50,000,000 (1) 1.130%, 10/14/2004   49,745,236





         TOTAL      648,553,775





         U.S. TREASURY NOTE--6.6% 100,000,000 2.000%, 11/30/2004 100,468,148





      TOTAL U.S. TREASURY OBLIGATIONS   749,021,923





      REPURCHASE AGREEMENTS--51.2%
      100,000,000 Agreement with Bear Stearns Co., Inc., 0.910%, dated 4/30/2004, to be repurchased at $100,007,583 on 5/3/2004, collateralized by U.S. Government National Strips and Strips Principal with various maturities to 2/15/2014, collateral market value $102,832,185 (at
      amortized cost)   100,000,000
      100,000,000 Agreement with Dresdner Bank, 0.900%, dated 4/30/2004, to be repurchased at $100,007,500 on 5/3/2004, collateralized by U.S. Treasury Notes maturing on 4/30/2006, collateral market value $102,003,898 (at amortized cost) 100,000,000 160,842,000 Agreement with Greenwich Capital Markets, Inc., 0.930%, dated 4/30/2004, to be repurchased at $160,854,465 on 5/3/2004, collateralized by U.S. Government National Strips and Strips Principal with various maturities to 2/15/2023, collateral market value $164,059,488 (at amortized cost) 160,842,000







      Principal
      Amount



        Value



      $ 55,000,000 Agreement with Lehman Brothers, Inc., 0.910%, dated 4/30/2004, to be repurchased at $55,004,171 on 5/3/2004, collateralized by U.S. Government National Strips with various maturities to 8/15/2012, collateral market value $56,100,481 (at amortized cost) $ 55,000,000 160,000,000 Agreement with Morgan Stanley & Co., Inc., 0.930%, dated 4/30/2004, to be repurchased at $160,012,400 on 5/3/2004, collateralized by U.S. Treasury Bonds, U.S. Treasury Notes, U.S. Treasury Bills and a U.S. Treasury Inflationary Index with various maturities to 5/15/2030,
      collateral market value $161,574,738 (at amortized cost)   160,000,000
      210,000,000 Agreement with Warburg Securities, 0.920%, dated 4/30/2004, to be repurchased at $210,016,100 on 5/3/2004, collateralized by U.S. Government National Strips and Strips Principal with various maturities to 11/15/2027, collateral market value $214,201,410 (at amortized cost) 210,000,000





      TOTAL REPURCHASE AGREEMENTS   785,842,000





      TOTAL INVESTMENTS--100.0%
      (at amortized cost)(2)   1,534,863,923





      OTHER ASSETS AND LIABILITIES--NET--0.0%   513,099





      TOTAL NET ASSETS--100%  $1,535,377,022







      (1) Yield at date of purchase. (2) Also represents cost for federal tax purposes.
      Note: The categories of investments are shown as a percentage of total net assets at April 30, 2004.



SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2004





      Principal
      Amount




        Value



      COLLATERALIZED MORTGAGE OBLIGATIONS--1.5%
          FINANCE--1.5%
      $1,287,859   Government National Mortgage Association, Series 2003-111,
      Class VA, 5.50%, 3/16/2013
      (identified cost $1,365,533)  $  1,332,355





      CORPORATE BONDS--44.8%
          CONSUMER CYCLICAL--1.5%
      750,000   Sysco Corp., Note, 4.75%, 7/30/2005   772,989
      550,000   Target Corp., Note, 5.50%, 4/1/2007   585,839





          TOTAL   1,358,828





          CONSUMER DURABLES--0.7%
      390,000   Fortune Brands, Inc., Note, 2.875%, 12/1/2006   389,321
      220,000 (1)  Harley Davidson, Inc., Series 144A, 3.625%, 12/15/2008
      217,140





          TOTAL   606,461





          CONSUMER NON-DURABLES--3.1%
      220,000   Anheuser-Busch Cos., Inc., Deb., 7.25%, 9/15/2015   237,877
      860,000   Coca-Cola Enterprises, Inc., 5.375%, 8/15/2006   909,460
      900,000   Kraft Foods, Inc., Note, 4.625%, 11/1/2006   931,376
      700,000   McDonald's Corp., Note, Series MTNG, 3.875%, 8/15/2007   712,062





          TOTAL   2,790,775





          ENERGY--5.8%
      348,800   ChevronTexaco Corp., Deb., 8.11%, 12/1/2004   362,175
      700,000   ChevronTexaco Corp., Note, 3.50%, 9/17/2007   706,778
      1,000,000   Conoco, Inc., 5.45%, 10/15/2006   1,064,264
      260,000   DTE Energy Co., Sr. Note, 6.45%, 6/1/2006   276,347
      915,000   Marathon Oil Corp., Note, 5.375%, 6/1/2007   965,464







      Principal
      Amount




        Value



      $   500,000  Pemex Project Funding Master, 6.125%, 8/15/2008  $
522,500
      1,340,000  Valero Energy Corp., Unsecd. Note, 3.50%, 4/1/2009   1,284,499





         TOTAL   5,182,027





         FINANCIAL SERVICES--15.0%
      500,000 (1) AIG SunAmerica Global Financial, Bond, Series 144A, 5.85%,
      8/1/2008   538,444
      860,000  Bank of America Corp., Sr. Note, 3.25%, 8/15/2008   838,663
      645,000  CIT Group, Inc., Sr. Note, 5.50%, 11/30/2007   682,066
      755,000  Citigroup, Inc., 5.75%, 5/10/2006   800,764
      480,000  Countrywide Home Loans, Inc., Note, 3.25%, 5/21/2008   466,409
      445,000  Credit Suisse First Boston USA, Inc., Note, 5.75%, 4/15/2007
      474,823
      1,200,000  Ford Motor Credit Co., Global Bond, 6.875%, 2/1/2006
1,270,693
      1,000,000  General Electric Capital Corp., Note, 6.80%, 11/1/2005
      1,067,013
      730,000  General Motors Acceptance Corp., 4.50%, 7/15/2006   746,203
      725,000  General Motors Acceptance Corp., 7.50%, 7/15/2005   765,183
      875,000  Household Finance Corp., Unsecd. Note, 4.125%, 12/15/2008
      875,536
      1,220,000  John Deere Capital Corp., 4.50%, 8/22/2007   1,259,975
      250,000  Key Bank, N.A., Sub. Note, Series BKNT, 6.50%, 4/15/2008
269,003
      250,000  Lehman Brothers Holdings, Inc., 7.875%, 11/1/2009   293,105
      145,000  Lehman Brothers Holdings, Inc., Note, 8.25%, 6/15/2007   165,498
      555,000  Marsh & McLennan Cos., Inc., Unsecd. Note, 3.625%, 2/15/2008
      551,784
      860,000  Morgan Stanley, Bond, 5.80%, 4/1/2007   919,237







      Principal
      Amount




        Value



      $   240,000  Wachovia Corp., Unsecd. Note, 4.95%, 11/1/2006  $     251,331
      1,000,000  Wells Fargo & Co., Sub. Note, 7.125%, 8/15/2006   1,098,929





         TOTAL   13,334,659





         HEALTHCARE--0.9%
      750,000  Bristol-Myers Squibb Co., Note, 4.75%, 10/1/2006   781,905





         INDUSTRIALS--2.0%
      800,000  Emerson Electric Co., Unsecd. Note, 5.50%, 9/15/2008   849,683
      880,000  Pitney Bowes, Inc., Note, 5.875%, 5/1/2006   934,703





         TOTAL   1,784,386





         PROCESS INDUSTRIES--0.7%
      580,000  PPG Industries, Inc., Note, 6.50%, 11/1/2007   637,439





         RETAIL TRADE--1.0%
      800,000  Price/Costco, Inc., Sr. Note, 7.125%, 6/15/2005   843,646





         TECHNOLOGY--4.8%
      480,000  First Data Corp., Note, 3.375%, 8/1/2008   472,128
      1,220,000  Hewlett-Packard Co., Note, 5.50%, 7/1/2007   1,298,791
      960,000  IBM Corp., Note, 4.875%, 10/1/2006   1,006,802
      385,000  Texas Instruments, Inc., Note, 6.125%, 2/1/2006   408,821
      1,000,000 United Technologies Corp., Unsecd. Note, 6.625%, 11/15/2004 1,026,680





         TOTAL   4,213,222





         TELECOMMUNICATIONS--6.3%
      740,000  360 Communications Co., Sr. Note, 7.50%, 3/1/2006   802,759
      200,000  BellSouth Telecommunications, Inc., Unsecd. Note, 6.375%,
      6/15/2004   201,127
      870,000  Comcast Corp., Note, 6.20%, 11/15/2008   935,527
      870,000 (1) Cox Enterprises, Inc., Note, Series 144A, 8.00%, 2/15/2007
      974,644
      585,000  Deutsche Telekom International Finance BV, Company Guarantee,
      3.875%, 7/22/2008   582,409







      Principal
      Amount




        Value



      $   500,000  Illinois Bell Telephone Co., Deb., 6.625%, 2/1/2025  $498,387
      135,000  SBC Communications, Inc., Note, 5.75%, 5/2/2006   142,918
      500,000  Sprint Capital Corp., Company Guarantee, 6.00%, 1/15/2007
      531,819
      860,000  Verizon Global Funding, Note, 6.125%, 6/15/2007   928,437





         TOTAL   5,598,027





         TRANSPORTATION--2.0%
      875,000  American Airlines, Inc., Pass Thru Cert., Series 1999-1, 7.024%,
      10/15/2009   883,279
      875,000  Continental Airlines, Inc., Pass Thru Cert., Series 00-2, 7.487%,
      4/2/2012   882,077





         TOTAL   1,765,356





         UTILITIES--1.0%
      860,000  Georgia Power Co., Note, 6.20%, 2/1/2006   913,837





      TOTAL CORPORATE BONDS
      (identified cost $39,364,096)   39,810,568





      GOVERNMENT AGENCIES--24.5%
                                FEDERAL HOME LOAN
      MORTGAGE CORPORATION--9.9%
      2,000,000  3.50%, 4/1/2008   1,977,932
      1,525,000  4.00%, 10/29/2007   1,530,579
      451,679  5.50%, 2/1/2009   468,796
      274,601  5.50%, 1/1/2014   283,426
      1,238,468  5.50%, 12/1/2017   1,272,078
      426,597  6.00%, 4/1/2017   445,782
      1,675,000  6.25%, 3/5/2012   1,771,046
      845,184  6.50%, 9/1/2016   894,787
      147,546  7.50%, 2/1/2023   159,841





         TOTAL   8,804,267





         FEDERAL NATIONAL MORTGAGE ASSOCIATION--13.8%
      1,409,471  4.50%, 6/1/2013   1,417,947
      1,525,000  4.75%, 1/2/2007   1,590,136







      Principal
      Amount




        Value



      $   449,835  5.50%, 12/1/2014  $     464,740
      937,779  5.50%, 4/1/2017   968,175
      1,750,000  5.50%, 5/2/2006   1,846,143
      340,662  5.50%, 8/1/2018   349,935
      159,645  5.50%, 8/1/2018   163,991
      781,187  6.00%, 1/1/2017   815,517
      281,092  6.00%, 1/1/2018   293,421
      395,385  6.00%, 11/1/2014   413,660
      351,942  6.00%, 12/1/2017   367,380
      1,500,000  6.00%, 12/15/2005   1,590,281
      401,805  6.00%, 2/1/2009   419,240
      310,080  6.00%, 2/1/2018   323,648
      398,800  6.00%, 8/1/2009   418,829
      265,287  6.50%, 8/1/2013   281,339
      475,671  7.00%, 10/1/2007   502,633





         TOTAL   12,227,015





         GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--0.8%
      239,032  7.00%, 9/15/2008   256,652
      395,161  7.00%, 2/15/2009   421,686





         TOTAL   678,338





      TOTAL GOVERNMENT AGENCIES
      (identified cost $21,678,789)   21,709,620





      SOVEREIGN BONDS--2.3%
      1,125,000  British Columbia, Province of, Note, 4.625%, 10/3/2006
      1,172,468
      900,000  Italy, Government of, Bond, 2.50%, 3/31/2006   903,740





      TOTAL SOVEREIGN BONDS
      (identified cost $2,021,913)   2,076,208





      NOTES--VARIABLE--1.7%
         FINANCE--1.7%
      1,500,000 (2) USA Education, Inc., 1.390%, 6/16/2004 (identified cost
      $1,502,354) 1,500,579












      Principal
      Amount
      or Shares



        Value



      U.S. TREASURY OBLIGATIONS--20.8% U.S. TREASURY BILL--3.4%
      $3,000,000 (3) 1.165%, 10/28/2004  $  2,982,975





         U.S. TREASURY NOTES--17.4% 1,600,000 1.50%, 3/31/2006 1,578,189
      1,000,000 1.625%, 9/30/2005 996,446 1,000,000 1.875%, 11/30/2005 997,540
      250,000 1.875%, 12/31/2005 249,073 1,080,000 2.00%, 8/31/2005 1,082,447
      3,500,000 2.375%, 8/15/2006 3,490,841 2,100,000 2.625%, 11/15/2006
      2,099,181 800,000 3.00%, 11/15/2007 798,282 4,000,000 4.375%, 5/15/2007
      4,172,344





         TOTAL   15,464,343





      TOTAL U.S. TREASURY OBLIGATIONS
      (identified cost $18,638,775)   18,447,318





      MUTUAL FUND--3.3%
      2,917,679  AIM Short-Term Investment Co. Prime Portfolio (at net asset
      value)   2,917,679





      TOTAL INVESTMENTS--98.9%
      (identified cost $87,489,139)(4)   87,794,327





      OTHER ASSETS AND LIABILITIES--NET--1.1%   970,028





      TOTAL NET ASSETS--100%  $88,764,355







      (1) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Trustees. At April 30, 2004, these securities amounted to $1,730,228 which represents 1.9% of total net assets.
      (2) Current rate and next reset date. (3) Yield at date of purchase.
      (4) The cost of investments for federal tax purposes amounts to $88,007,857. Note: The categories of investments are shown as a percentage of total net assets at April 30, 2004.



SOUTHTRUST BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2004





      Principal
      Amount



        Value



      COLLATERALIZED MORTGAGE OBLIGATIONS--1.2%
      $  1,126,646  Countrywide Home Loans 2003-15, Class 1A2, 5.50%, 10/25/2033
       $    1,147,274
      333,917  Federal Home Loan Mortgage Corp., Series 2447, Class CA, 5.50%,
      5/15/2009   341,051
      124,262  Federal Home Loan Mortgage Corp., Series 26, Class F, 9.50%,
      2/15/2020   124,573





      TOTAL COLLATERALIZED MORTGAGE
      OBLIGATIONS
      (identified cost $1,611,376)   1,612,898





      CORPORATE BONDS--51.8%
         AUTOMOBILES--1.2%
      800,000  Ford Motor Co., Sr. Deb., 6.375%, 2/1/2029   697,286
      910,000  General Motors Corp., Note, 7.125%, 7/15/2013   956,170





         TOTAL   1,653,456





         BANKING--6.2%
      1,000,000(1) AGFIRST Farm Credit Bank, Series 144A Sub., 7.30%, 10/31/2049
        992,600
      2,000,000  BB&T Corp., Sub. Note, 7.25%, 6/15/2007   2,268,868
      1,000,000  Bank of America Corp., Sr. Note, 4.875%, 1/15/2013   987,108
      2,000,000  Bank One Corp., Note, 6.00%, 8/1/2008   2,164,792
      2,000,000  Farm Credit Bank of Texas, Series 1, 7.561%, 11/29/2049
      2,004,620





         TOTAL   8,417,988





         COMMUNICATIONS--4.2%
      800,000  Comcast Corp., 7.05%, 3/15/2033   844,261
      300,000  Comcast Corp., Note, 5.50%, 3/15/2011   307,796
      625,000  Time Warner, Inc., Sr. Note, 9.125%, 1/15/2013   772,205
      3,000,000  Verizon Global Funding, Note, 6.75%, 12/1/2005   3,202,266
      600,000  Viacom, Inc., Bond, 4.625%, 5/15/2018   542,851





         TOTAL   5,669,379












      Principal
      Amount




        Value



         CONSUMER CYCLICAL--2.7%
      $  2,000,000  Sysco Corp., Note, 4.75%, 7/30/2005  $    2,061,304
      1,500,000  Target Corp., Note, 5.375%, 6/15/2009   1,582,621





         TOTAL   3,643,925





         CONSUMER DURABLES--0.9%
      1,000,000  Fortune Brands, Inc., Deb., 7.875%, 1/15/2023   1,210,791





         CONSUMER NON-DURABLES--0.5%
      750,000  Gillette Co., 3.50%, 10/15/2007   753,536





         CONSUMER STAPLES--3.6%
      1,000,000  Colgate-Palmolive Co., Note, Series E, 5.98%, 4/25/2012
      1,079,509
      1,000,000  Kraft Foods, Inc., 4.00%, 10/1/2008   996,574
      1,130,000  Kraft Foods, Inc., 5.625%, 11/1/2011   1,169,245
      1,500,000  Sara Lee Corp., 6.25%, 9/15/2011   1,644,595





         TOTAL   4,889,923





         ENERGY MINERALS--1.3%
      1,930,000  Valero Energy Corp., Note, 4.75%, 4/1/2014   1,827,488





         FINANCE--18.1%
      1,500,000 (1) AIG SunAmerica Global Financial, Bond, Series 144A, 5.85%,
      8/1/2008   1,615,330
      1,800,000  CIT Group, Inc., Sr. Note, 4.00%, 5/8/2008   1,802,506
      4,800,000  Citigroup, Inc., 5.75%, 5/10/2006   5,090,947
      2,240,000  Countrywide Home Loans, Inc., Company Guarantee, 6.25%,
      4/15/2009   2,427,407
      2,500,000  Ford Motor Credit Co., Global Bond, 6.875%, 2/1/2006
2,647,277
      2,000,000  General Electric Capital Corp., Note, 6.80%, 11/1/2005
      2,134,026
      980,000  General Motors Acceptance Corp., Note, Series MTN, 5.25%,
      5/16/2005   1,008,430
      1,000,000  Goldman Sachs Group, Inc., 6.60%, 1/15/2012   1,096,673
      1,500,000  Household Finance Corp., Note, 6.375%, 10/15/2011   1,629,912
      500,000  Household Finance Corp., Note, 6.375%, 11/27/2012   539,311







      Principal
      Amount




        Value



      $  1,300,000  Lehman Brothers Holdings, Inc., Note, 8.25%, 6/15/2007  $
      1,483,777
      2,000,000  Morgan Stanley, Unsub., 6.75%, 4/15/2011   2,212,494
      850,000  Wells Fargo & Co., Note, 4.80%, 7/29/2005   880,002





         TOTAL   24,568,092





         OIL & GAS--3.2%
      1,000,000  Apache Corp., Note, 6.25%, 4/15/2012   1,104,719
      1,300,000  Marathon Oil Corp., Note, 6.00%, 7/1/2012   1,379,225
      600,000  Murphy Oil Corp., 7.05%, 5/1/2029   651,867
      1,100,000  Pemex Project Funding Master, Company Guarantee, 7.375%,
      12/15/2014   1,155,000





         TOTAL   4,290,811





         PHARMACEUTICALS--0.7%
      1,000,000  Bristol-Myers Squibb Co., Note, 4.75%, 10/1/2006   1,042,540





         RETAIL TRADE--2.2%
      815,000  Lowe's Cos., Inc., Deb., 6.50%, 3/15/2029   859,059
      2,000,000  Safeway Inc., Deb., 7.25%, 2/1/2031   2,144,836





         TOTAL   3,003,895





         TECHNOLOGY--0.8%
      1,000,000  Computer Sciences Corp., 7.375%, 6/15/2011   1,146,496





         TRANSPORTATION--2.0%
      1,325,000  American Airlines, Inc., Pass Thru Cert., Series 1999-1,
      7.024%, 10/15/2009   1,337,537
      1,350,000  Continental Airlines, Inc., Pass Thru Cert., Series 00-2,
      7.487%, 4/2/2012   1,360,919





         TOTAL   2,698,456





         UTILITIES--4.2%
      2,000,000  Dominion Resources, Inc., Sr. Note, 7.625%, 7/15/2005
      2,127,612
      500,000  PSEG Power LLC, Company Guarantee, 6.95%, 6/1/2012   553,379
      2,000,000  Progress Energy, Inc., 5.85%, 10/30/2008   2,121,980








      Principal
      Amount




        Value



      $     800,000  Sprint Capital Corp., Company Guarantee, 6.00%, 1/15/2007
      $       850,910





         TOTAL   5,653,881





      TOTAL CORPORATE BONDS
      (identified cost $67,028,153)   70,470,657





      GOVERNMENT AGENCIES--19.1%
         FEDERAL HOME LOAN BANK--1.7%
      2,000,000  7.03%, 7/14/2009   2,276,188





         FEDERAL HOME LOAN MORTGAGE CORPORATION--6.8%
      2,500,000  5.125%, 7/15/2012   2,555,007
      395,516  5.50%, 2/1/2033   395,381
      167,841  6.00%, 4/1/2017   175,390
      1,400,000  6.25%, 3/5/2012   1,480,277
      428,588  6.50%, 12/1/2031   446,474
      3,400,000  7.00%, 7/15/2005   3,608,617
      555,104  7.00%, 12/1/2031   586,369





         TOTAL   9,247,515





         FEDERAL NATIONAL MORTGAGE ASSOCIATION--9.2%
      592,282  5.50%, 4/1/2017   611,479
      202,556  5.50%, 8/1/2018   208,070
      95,787  5.50%, 8/1/2018   98,395
      233,025  5.50%, 5/1/2029   233,638
      1,678,810  5.50%, 3/1/2033   1,676,729
      467,515  6.00%, 12/1/2008   477,668
      594,885  6.00%, 12/1/2012   622,737
      847,699  6.00%, 2/1/2033   867,864
      1,456,232  6.00%, 3/1/2033   1,490,826
      4,500,000  6.375%, 6/15/2009   4,994,779
      155,492  6.50%, 8/1/2021   162,594
      160,893  6.50%, 4/1/2022   168,250
      296,969  6.50%, 2/1/2029   311,042
      540,145  6.50%, 4/1/2031   562,605





         TOTAL   12,486,676













      Principal
      Amount




        Value



         GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--1.3%
      $   400,505  5.50%, 12/15/2032  $       401,175
      395,161  7.00%, 2/15/2009   421,686
      784,216  7.00%, 11/15/2029   834,661
      131,496  8.00%, 2/15/2030   143,553





         TOTAL   1,801,075





         STUDENT LOAN MARKETING ASSOCIATION--0.1%
      100,000  5.05%, 11/14/2014   97,242





      TOTAL GOVERNMENT AGENCIES
      (identified cost $25,464,794)   25,908,696





      REAL ESTATE INVESTMENT TRUST--0.8%
      1,000,000  EOP Operating LP, Unsecd. Note, 7.00%, 7/15/2011
      (identified cost $990,200)   1,111,388





      SOVEREIGN BONDS--3.5%
      1,000,000  British Columbia, Province of, Note, 4.625%, 10/3/2006
      1,042,194
      1,000,000  Italy, Government of, Bond, 2.50%, 3/31/2006   1,004,156
      250,000  Mexico, Government of, Note, 6.375%, 1/16/2013   253,750
      2,000,000  Quebec, Province of, Deb., 7.50%, 9/15/2029   2,449,410





      TOTAL SOVEREIGN BONDS
      (identified cost $4,422,403)   4,749,510





      U.S. TREASURY OBLIGATIONS--18.9% U.S. TREASURY BOND--1.8%
      2,000,000 (2) 7.50%, 11/15/2016   2,487,110





         U.S. TREASURY NOTES--17.1% 2,000,000 1.625%, 4/30/2005 2,000,938
      1,000,000 (2) 2.375%, 8/15/2006 997,383 1,000,000 2.625%, 11/15/2006
      999,610 1,500,000 (2) 2.625%, 5/15/2008 1,461,445 2,500,000 3.00%,
      2/15/2009 2,437,013 4,300,000 (2) 3.125%, 10/15/2008 4,237,014







      Principal
      Amount
      or Shares



        Value



      $  6,100,000 (2) 4.25%, 11/15/2013  $    5,986,107
      1,000,000 (2) 4.375%, 8/15/2012   1,002,227
      1,300,000 (2) 4.875%, 2/15/2012   1,351,899
      2,500,000 (2) 5.50%, 5/15/2009   2,718,067







         TOTAL   23,191,703







      TOTAL U.S. TREASURY OBLIGATIONS
      (identified cost $26,070,742)   25,678,813







      MUTUAL FUND--2.4%
      3,260,823  AIM Short-Term Investment Co. Prime Portfolio (at net asset
      value)   3,260,823







      REPURCHASE AGREEMENT--14.4%
      $19,640,125 Tri-Party Agreement with Morgan Stanley & Co., Inc., 1.19% dated 4/30/2004, to be repurchased at $19,642,073 on 5/1/2004, collateralized by corporate bonds held at the Bank of New York with various maturities to 3/11/2008, collateral market value $20,515,122 (at
      amortized cost) (held as collateral for securities lending)   19,640,125







      TOTAL INVESTMENTS--112.1%
      (identified cost $148,488,616)(3)   152,432,910







      OTHER ASSETS AND LIABILITIES--NET--(12.1)%   (16,485,033)







      TOTAL NET ASSETS--100%  $135,947,877









      (1) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Trustees. At April 30, 2004, this security amounted to $2,607,930 which represents 1.9% of net assets.
      (2) Certain shares or principal amounts on loan to broker. (3) The cost of investments for federal tax purposes amounts to $148,929,414.
      Note: The categories of investments are shown as a percentage of total net assets at April 30, 2004.

The following acronym is used throughout this portfolio:
MTN--Medium Term Note


SOUTHTRUST ALABAMA TAX FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2004





      Principal
      Amount




        Credit
      Rating(1)


        Value



      LONG-TERM MUNICIPALS--98.0%
         ALABAMA--96.1%
      $1,020,000 Alabama Building Renovation Finance Authority, Refunding Revenue Bonds, 5.25% (Ambac Financial Group, Inc. INS)/(Original Issue
      Yield: 4.85%), 9/1/2007  AAA  $  1,112,606
      960,000  Alabama Drinking Water Finance Authority, Series A, Revenue Bond,
      4.70% (Ambac Financial Group, Inc. INS), 8/15/2011  AAA   1,009,334
      875,000  Alabama Drinking Water Finance Authority, Series A, 5.125%
      (Original Issue Yield: 5.22%), 8/15/2016  AAA   924,009
      1,230,000 Alabama Drinking Water Finance Authority, Revenue Bond, Series A, 4.65% (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 4.75%),
      8/15/2011  AAA   1,311,168
      675,000 Alabama Incentives Financing Authority, Series A, 6.00% (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 6.20%), 10/1/2029 AAA 754,765
      500,000  Alabama Private Colleges & Universities Facilities Authority,
      Series A, Revenue Bond, 4.90% (FGIC INS), 7/1/2005  AAA   519,805
      530,000  Alabama Special Care Facilities Finance Authority, 6.00% (MBIA
      Insurance Corp. INS), 10/1/2025  AAA   568,409
      390,000 Alabama Special Care Facilities Finance Authority, Refunding Revenue Bonds, 6.00% (MBIA Insurance Corp. INS)/(Original Issue Yield:
      5.999%), 4/1/2006 (@102)  AAA   421,684







      Principal
      Amount




        Credit
      Rating(1)


        Value



      $   350,000  Alabama State Board of Education, Refunding Revenue Bonds,
      5.50% (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 4.44%),
      10/1/2011  AAA  $     394,436
      500,000 Alabama State Board of Education, Revenue Bond, 5.00% (Shelton State Community College)/(MBIA Insurance Corp. INS), 10/1/2006 AAA 536,145
      1,000,000 Alabama State Federal Highway Finance Authority, Series A, 5.25% (MBIA Insurance Corp. INS)/(Original Issue Yield: 4.64%), 3/1/2013
      AAA   1,090,910
      500,000  Alabama State IDA, Special Tax, 4.50%, 7/1/2010  A2   517,640
      1,000,000  Alabama State Parks System, Series A, 5.00% (Original Issue
      Yield: 4.08%), 6/1/2008  AA   1,086,910
      1,000,000  Alabama State Parks System, Series A, 5.00% (Original Issue
      Yield: 4.49%), 6/1/2012  AA   1,063,220
      1,165,000  Alabama State Public School & College Authority, Series A,
      Revenue Bonds, 5.00%, 2/1/2012  AA   1,250,220
      1,000,000  Alabama State Public School & College Authority, Series C,
      5.75%, 7/1/2017  AA   1,112,770
      400,000  Alabama State Public School & College Authority, Series D, 5.75%
      (Original Issue Yield: 5.337%), 8/1/2011  AA   454,044
      1,000,000  Alabama State Public School & College Authority, Revenue Bonds,
      Series C, 5.00%, 5/1/2012  AAA   1,074,870
      500,000  Alabama State Public School & College Authority, Revenue Bonds,
      4.75% (Original Issue Yield: 4.85%), 11/1/2006  AAA   526,975







      Principal
      Amount




        Credit
      Rating(1)


        Value



      $   600,000  Alabama State, GO UT, Series C, 5.50% (Parks Systems
      Improvement Corp.), 6/1/2010  AA  $   671,382
      1,410,000  Alabama State, Series C, 5.25% (Parks Systems Improvement
      Corp.), 6/1/2009  AA   1,554,722
      700,000  Alabama Water PCA, Series A, 5.00% (Ambac Financial Group, Inc.
      INS)/(Original Issue Yield: 5.60%), 8/15/2015  AAA   707,931
      1,000,000 Alabama Water PCA, Refunding Revenue Bonds, 5.50% (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 5.15%), 8/15/2008 AAA 1,109,370
      1,000,000 Alabama Water PCA, Refunding Revenue Bonds, 5.50% (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 5.27%), 8/15/2014 AAA 1,087,600
      500,000  Anniston, AL, Waterworks & Sewer Board, 5.35% (Ambac Financial
      Group, Inc. INS)/(Original Issue Yield: 5.40%), 6/1/2014  AAA   539,350
      500,000  Auburn, AL, GO Unlimited Warrants, 4.80%, 12/1/2009  AA-
531,245
      1,750,000  Auburn University AL, General Fee Revenue Bond, 5.25%, 6/1/2016
      (Ambac Financial Group, Inc. INS)  NR   1,884,575
      1,265,000 Birmingham, AL, GO UT Warrants, Series B, 5.00%, 7/1/2013 NR 1,362,468
      465,000 Birmingham, AL, Waterworks & Sewer Board, Series B, 5.25% (MBIA Insurance Corp. INS)/(Original Issue Yield: 4.42%), 1/1/2017 AAA
500,098
      1,200,000  Birmingham, AL, Waterworks & Sewer Board, Revenue Bonds
      Warrants, 5.125%, 1/1/2017  AA-   1,256,532








      Principal
      Amount




        Credit
      Rating(1)


        Value



      $   750,000  Birmingham-Carraway, AL, Special Care Facilities Financing
      Authority, Refunding Revenue Bonds, 5.875% (Connie Lee INS)/(Original
      Issue Yield: 6.00%), 8/15/2015  AAA  $     801,480
      500,000  East Central, AL, Refunding Revenue Bonds, 5.35% (Ambac Financial
      Group, Inc. INS)/(Original Issue Yield: 5.414%), 9/1/2014  AAA   536,985
      1,000,000 Homewood, AL, Educational Building Authority, Refunding Revenue Bonds, 5.02% (Ambac Financial Group, Inc. INS)/(Original Issue Yield:
      5.02%), 12/1/2016  NR   1,055,890
      1,615,000  Homewood, AL, GO UT, 5.00% (Original Issue Yield: 4.66%),
      6/1/2011 (@102)  AA-   1,697,914
      1,000,000  Hoover, AL, Board of Education, 5.00%, 2/15/2015  AAA
      1,051,200
      450,000  Houston County, AL, GO UT, 5.35% (Ambac Financial Group, Inc.
      INS)/(Original Issue Yield: 5.37%), 10/15/2011 (@102)  AAA   501,714
      1,000,000  Huntsville, AL, Series A, 5.00% (Original Issue Yield: 5.20%),
      2/1/2007  AA   1,033,370
      345,000  Huntsville, AL, Series A, 5.25% (Ambac Financial Group, Inc.
      INS)/(Original Issue Yield: 4.44%), 2/1/2017  AAA   371,247
      1,000,000  Huntsville, AL, Series D, 5.25% (Original Issue Yield: 4.30%),
      11/1/2009  AA   1,098,600
      500,000 Huntsville, AL, GO UT, Warrants, Series B, 5.25%, 11/1/2009 AA 549,300








      Principal
      Amount




        Credit
      Rating(1)


        Value



      $   750,000  Jefferson County, AL, Sewer System, Series D, 5.75% (Original
      Issue Yield: 5.829%), 2/1/2027  AAA  $     827,220
      1,000,000  Jefferson County, AL, GO UT, 5.20% (FSA INS)/(Original Issue
      Yield: 5.30%), 2/15/2012  AAA   1,072,490
      500,000 Lauderdale County & Florence, AL, Health Care Authority, Series A, 6.00% (MBIA Insurance Corp.INS)/(Original Issue Yield: 5.20%), 7/1/2013
       AAA   568,660
      500,000  Madison County, AL, Board of Education, 5.20% (FSA INS), 3/1/2015
       AAA   528,950
      1,185,000  Madison, AL, GO UT Warrants, 6.00% (MBIA Insurance Corp.
      INS)/(Original Issue Yield: 6.10%), 4/1/2023  AAA   1,255,472
      500,000  McIntosh, AL, IDB, Series B, 4.65% (Original Issue Yield: 4.65%),
      6/1/2008  A   524,150
      1,000,000  Mobile County, AL, Board of School Commissioners, Series B,
      5.00% (Ambac Financial Group, Inc. INS), 3/1/2006  AAA   1,057,090
      800,000  Mobile, AL, IDB, PCR Refunding Bonds, Series 1998B, 4.75%
      (International Paper Co.), 4/1/2010  BBB+   840,272
      1,000,000  Mobile, AL, IDB, Revenue Bonds, 4.75%, 4/1/2010  BBB
1,050,340
      700,000  Mobile, AL, Water & Sewer Commissioners, 5.25% (FGIC
      INS)/(Original Issue Yield: 4.63%), 1/1/2015  AAA   753,823
      1,100,000  Mobile, AL, Water & Sewer Commissioners, 5.25% (FGIC
      INS)/(Original Issue Yield: 4.74%), 1/1/2016  AAA   1,180,839








      Principal
      Amount




        Credit
      Rating(1)


        Value



      $1,000,000 Mobile, AL, Water & Sewer Commissioners, Refunding Revenue Bonds, 5.00% (FGIC INS)/(Original Issue Yield: 3.98%), 1/1/2009 AAA $ 1,084,900
      350,000  Mobile, AL, 5.50% (Ambac Financial Group, Inc. INS)/(Original
      Issue Yield: 5.67%), 2/15/2014  AAA   385,315
      1,000,000 Montgomery, AL, BMC Special Care Facilities Finance Authority, Revenue Refunding Bonds, Series A, 5.20% (Baptist Medical Center, AL)/( Ambac Financial Group, Inc. INS)/(Original Issue Yield: 5.30%), 5/1/2013
      AAA   1,083,250
      1,500,000 Montgomery, AL, Downtown Redevelopment Authority, Refunding Revenue Bonds, 5.00% (MBIA Insurance Corp. INS)/(Original Issue Yield:
      3.74%), 10/1/2010  AAA   1,636,155
      1,250,000 Shelby County, AL, Board of Education, GO Limited Warrants, Series A, 4.75% (Ambac Financial Group, Inc. INS), 2/1/2009 AAA 1,344,187
      500,000 The Board of Trustees of the University of Alabama, Revenue Bonds, Series A, 5.25% (Ambac Financial Group, Inc. INS)/(Original Issue
      Yield: 5.25%), 6/1/2010  AAA   539,850
      500,000 The Board of Trustees of the University of Alabama, Revenue Bonds, Series A, 5.25% (Ambac Financial Group, Inc. INS), 6/1/2008 AAA 539,850
      500,000 The Board of Trustees of the University of Alabama, Revenue Refunding Bonds, 5.00% (Original Issue Yield: 5.50%), 10/1/2014 AAA 511,295







      Principal
      Amount
      or Shares



        Credit
      Rating(1)


        Value



      $1,000,000 Tuscaloosa County, AL, Warrants, 5.55%, 1/1/2015 AA- $
      1,097,410 1,000,000 Tuscaloosa County, AL, Warrants, 5.75%, 1/1/2019 AA-
      1,105,890
      1,000,000  University of Alabama, 5.40% (MBIA Insurance Corp.
      INS)/(Original Issue Yield: 5.55%), 9/1/2013  AAA   1,094,640
      500,000  University of Alabama, Refunding Revenue Bonds, 5.00% (FGIC
      INS)/(Original Issue Yield: 4.09%), 10/1/2009  AAA   546,150
      1,125,000  Vestavia Hills, AL, Series B, 5.00% (Original Issue Yield:
      4.02%), 2/1/2013  A2   1,212,244
      400,000  Vestavia Hills, AL, GO UT, Series B, 5.00%, 2/1/2015  A2
421,496
      500,000 Wilsonville, AL IDB, Alabama Power Company (Gaston Plant), 5.50% (MBIA Insurance Corp. INS/(Original Issue Yield: 5.499%), 1/1/2024 AAA 501,810





         TOTAL      58,396,641





         GUAM--1.0%
      560,000  Guam Airport Authority Revenue Bonds, Revenue Bonds, 5.00%,
      10/01/2011  AAA   609,409





         PUERTO RICO--0.9%
      500,000 Puerto Rico Electric Power Authority, Revenue Bonds, Series DD, 5.00% (FSA INS), 7/1/2009 AAA 548,290





      TOTAL LONG-TERM MUNICIPALS
      (identified cost $57,678,780)      59,554,340





      MUTUAL FUND--0.7%
      463,718 (2) Alabama Municipal Cash Trust (at net asset value)      463,718













      TOTAL INVESTMENTS--98.7%
      (identified cost $58,142,498)(3)     $60,018,058





      OTHER ASSETS AND LIABILITIES--NET--1.3%      768,956





      TOTAL NET ASSETS--100%     $60,787,014







      (1) Please refer to the "Investment Ratings" in the Statement of Additional Information for an explanation of the credit ratings. Investment ratings are unaudited.
      (2) Affiliated company
      (3) The cost of investments for federal tax purposes amounts to $58,141,203. Note: The categories of investments are shown as a percentage of total net assets at April 30, 2004.

The following acronyms are used throughout this portfolio: FGIC--Financial Guaranty Insurance Company FSA--Financial Security Assurance GO--General Obligation IDA--Industrial Development Authority IDB--Industrial Development Bond INS--Insured MBIA--Municipal Bond Investors Assurance PCA--Pollution Control Authority PCR--Pollution Control Revenue UT--Unlimited Tax


SOUTHTRUST VALUE FUND
PORTFOLIO OF INVESTMENTS
April 30, 2004





      Shares




        Value



      COMMON STOCKS--98.9%
         CONSUMER DISCRETIONARY--18.8%
         140,000 (1) Advance Auto Parts, Inc.  $    6,041,000
      135,000 (1) Brinker International, Inc.   5,192,100
      250,050 (1) Comcast Corp., Class A   7,526,505
      175,000  Home Depot, Inc.   6,158,250
      175,000  Jones Apparel Group, Inc.   6,405,000
      455,000  Mattel, Inc.   7,716,800
      215,000  Penney (J.C.) Co., Inc.   7,279,900
      405,000 (1) Time Warner, Inc.   6,812,100
      150,000 (1) Yum! Brands, Inc.   5,818,500





         TOTAL   58,950,155





         CONSUMER STAPLES--6.5%
      150,000  Cadbury Schweppes PLC, ADR   4,897,500
      210,000  CVS Corp.   8,112,300
      150,000  General Mills, Inc.   7,312,500





         TOTAL   20,322,300





         ENERGY--11.5%
      110,000  BP PLC, ADR   5,819,000
      80,000  Devon Energy Corp.   4,896,000
      203,000 (1) FMC Technologies, Inc.   5,531,750
      125,000  Halliburton Co.   3,725,000
      71,000  Kerr-McGee Corp.   3,474,030
      75,000  Schlumberger Ltd.   4,389,750
      140,000 (1) Transocean, Inc.   3,887,800
      164,582  XTO Energy, Inc.   4,394,340





         TOTAL   36,117,670





         FINANCIALS--18.9%
      175,000  Ace Ltd.   7,672,000
      100,000  Ambac Financial Group, Inc.   6,900,000
      160,000  Bank One Corp.   7,899,200
      97,177  Bank of America Corp.   7,821,777
      205,000  Charter One Financial, Inc.   6,840,850
      120,000  Federal Home Loan Mortgage Corp.   7,008,000
      290,000  U.S. Bancorp   7,435,600
      100,000  XL Capital Ltd.   7,635,000





         TOTAL   59,212,427













      Shares




        Value



         HEALTHCARE--15.7%
         150,000  Abbott Laboratories  $    6,603,000
      125,000  Baxter International, Inc.   3,956,250
      185,000  Bristol-Myers Squibb Co.   4,643,500
      130,000  Johnson & Johnson   7,023,900
      150,000 (1) Medco Health Solutions, Inc.   5,310,000
      316,000  Pfizer, Inc.   11,300,160
      225,000 (1) Shire Pharmaceuticals Group PLC, ADR   6,243,750
      100,000  Universal Health Services, Inc., Class B   4,390,000





         TOTAL   49,470,560





         INDUSTRIALS--11.7%
      375,000  Cendant Corp.   8,880,000
      85,000  Emerson Electric Co.   5,118,700
      60,000  Northrop Grumman Corp.   5,955,000
      360,000  Tyco International Ltd.   9,882,000
      80,000  United Technologies Corp.   6,900,800





         TOTAL   36,736,500





         INFORMATION TECHNOLOGY--13.3%
      1,685,194 (1) Agere Systems, Inc., Class B   3,656,871
      190,000  First Data Corp.   8,624,100
      165,000  Harris Corp.   7,433,250
      65,000  International Business Machines Corp.   5,731,050
      325,000  Nokia Oyj, Class A, ADR   4,553,250
      200,000 (1) SunGard Data Systems, Inc.   5,214,000
      500,000 (1) Unisys Corp.   6,515,000





         TOTAL   41,727,521





         TELECOMMUNICATIONS--2.5%
      30,000  Alltel Corp.   1,510,200
      168,360  Verizon Communications   6,353,906





         TOTAL   7,864,106





      TOTAL COMMON STOCKS
      (identified cost $233,000,851)   310,401,239





      MUTUAL FUND--1.6%
      5,160,047  AIM Short-Term Investment Co. Prime Portfolio (at net asset
      value)   5,160,047














        Value



      TOTAL INVESTMENTS--100.5%
      (identified cost $238,160,898)(2)  $315,561,286







      OTHER ASSETS AND LIABILITIES--NET--(0.5)%   (1,632,443)







      TOTAL NET ASSETS--100%  $313,928,843









      (1) Non-income producing security.
      (2) The cost of investments for federal tax purposes amounts to $238,160,898. Note: The categories of investments are shown as a percentage of total net assets at April 30, 2004.

The following acronym is used throughout this portfolio:
ADR--American Depositary Receipt


SOUTHTRUST GROWTH FUND
PORTFOLIO OF INVESTMENTS
April 30, 2004





      Shares




        Value



      COMMON STOCKS--99.8%
         CONSUMER DISCRETIONARY--15.0%
        38,750 (1) Bed Bath & Beyond, Inc.  $1,438,400
      45,000  Best Buy Co., Inc.   2,441,250
      35,000  Harley Davidson, Inc.   1,971,200
      85,000  Home Depot, Inc.   2,991,150
      55,000 (1) Kohl's Corp.   2,298,450
      78,500  Walt Disney Co.   1,807,855





         TOTAL   12,948,305





         CONSUMER STAPLES--13.6%
      22,500  Colgate-Palmolive Co.   1,302,300
      45,000  Costco Wholesale Corp.   1,685,250
      27,500  PepsiCo, Inc.   1,498,475
      42,500  Sysco Corp.   1,625,625
      65,000  Walgreen Co.   2,241,200
      60,000  Wal-Mart Stores, Inc.   3,420,000





         TOTAL   11,772,850





         ENERGY--2.4%
      35,000  Schlumberger Ltd.   2,048,550





         FINANCE--15.1%
      40,000  Aflac, Inc.   1,689,200
      43,500  American Express Co.   2,129,325
      40,000  American International Group, Inc.   2,866,000
      25,000  Bank of New York Co., Inc.   728,500
      60,000  Citigroup, Inc.   2,885,400
      2,500  Federal Home Loan Mortgage Corp.   146,000
      47,500  Fifth Third Bancorp   2,548,850





         TOTAL   12,993,275





         HEALTHCARE--19.2%
      66,000 (1) Amgen, Inc.   3,713,820
      45,000  Johnson & Johnson   2,431,350
      23,000  Lilly (Eli) & Co.   1,697,630
      38,500 (1) Medco Health Solutions, Inc.   1,362,900
      75,000  Medtronic, Inc.   3,784,500
      100,000  Pfizer, Inc.   3,576,000





         TOTAL   16,566,200












      Shares




        Value



         INDUSTRIALS--10.8%
        22,500  3M Co.  $  1,945,800
      120,000  General Electric Co.   3,594,000
      130,000  Southwest Airlines Co.   1,856,400
      71,000  Tyco International Ltd.   1,948,950





         TOTAL   9,345,150





         INFORMATION TECHNOLOGY--22.4%
      15,000  Analog Devices, Inc.   639,000
      106,250 (1) Cisco Systems, Inc.   2,217,437
      82,500 (1) Dell, Inc.   2,863,575
      45,000  First Data Corp., Class   2,042,550
      90,000  Intel Corp.   2,315,700
      5,250 (1) Intuit, Inc.   222,968
      145,000  Microsoft Corp.   3,765,650
      120,000  Nokia Oyj, Class A, ADR   1,681,200
      44,500  Qualcomm, Inc.   2,779,470
      85,000 (1) Taiwan Semiconductor Manufacturing Co., ADR   810,050





         TOTAL   19,337,600





         TELECOM SERVICES--1.3%
      22,500  Alltel Corp.   1,132,650





      Total Common Stocks
      (identified cost $73,176,631)   86,144,580





      MUTUAL FUND--0.1%
      57,620  AIM Short-Term Investment Co. Prime Portfolio (at net asset value)
        57,620





      TOTAL INVESTMENTS--99.9%
      (identified cost $73,234,251)(2)   86,202,200





      OTHER ASSETS AND LIABILITIES--NET--0.1%   109,232





      TOTAL NET ASSETS--100%  $86,311,432







      (1) Non-income producing security.
      (2) The cost of investments for federal tax purposes amounts to $73,473,832. Note: The categories of investments are shown as a percentage of total net assets at April 30, 2004.

The following acronym is used throughout this portfolio:
ADR--American Depositary Receipt


SOUTHTRUST FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2004





         U.S. Treasury
      Money
      Market Fund

        Income
      Fund

        Bond Fund



      Assets:
      Investments in repurchase agreements  $785,842,000  $-- $19,640,125(1)
      Investments in securities   749,021,923   87,794,327   132,792,785

















      Total investments in securities, at value   1,534,863,923   87,794,327
      152,432,910
      Cash   21,130   1,529   2,622
      Receivable for investments sold  --  --   1,275,223
      Receivable for shares sold   150   52,300   62,000
      Income receivable   877,990   930,633   1,840,366
      Other assets (Note 5)   90,960   6,051   11,397

















      Total assets   1,535,854,153   88,784,840   155,624,518

















      Liabilities:
      Payable for shares redeemed -- 430 10,081 Payable for collateral due to broker -- -- 19,640,125 Income distribution payable 284,965 -- -- Payable for Trustees fees 11,227 -- -- Payable for custodian fees (Note 5) 4,641 695 1,101 Payable for transfer and dividend disbursing agent fees and expenses (Note 5) 4,048 4,096 4,356 Accrued expenses 81,290 9,213 9,581
      Payable for deferred compensation (Note 5) 90,960 6,051 11,397

















      Total liabilities   477,131   20,485   19,676,641

















      Net Assets Consist of:
      Paid in capital   1,535,373,148   91,902,862   135,409,152
      Net unrealized appreciation of investments  --   305,188   3,944,294
      Accumulated net realized loss on investments  --   (3,479,179)
(3,507,055)
      Undistributed net investment income    3,874   35,484   101,486

















      Total Net Assets  $1,535,377,022  $88,764,355  $135,947,877

















      Shares Outstanding   1,535,373,148   9,264,139   13,402,341

















      Net Asset Value Per Share:
      (Net Assets/Shares Outstanding)  $1.00  $9.58  $10.14

















      Offering Price Per Share(2)  $1.00  $9.93(3) $10.51(3)

















      Redemption Proceeds Per Share(2)  $1.00  $9.48(4) $10.04(4)

















      Investments, at identified cost  $1,534,863,923  $87,489,139  $148,488,616




















      (1) Including $19,640,125 of collateral for securities loaned. (2) See "What Do Shares Cost?" in the Prospectus. (3) Computation of offering price: 100/96.5 of net asset value. (4) Computation of redemption proceeds: 99/100 of net asset value.







         Alabama
      Tax-Free Income
      Fund

        Value
      Fund

        Growth
      Fund


      Assets:
      Total investments in securities, at value $60,018,058(1) $315,561,286 $86,202,200
      Cash   1,069   4,786   1,349
      Receivable for investments sold  --  --   1,319,359
      Receivable for shares sold   499   477,318   101,219
      Income receivable   773,097   350,308   40,250
      Other assets (Note 5)   4,556   23,839   6,216



















      Total assets   60,797,279   316,417,537   87,670,593



















      Liabilities:
      Payable for investments purchased  --   2,417,490   1,323,621
      Payable for shares redeemed  --   7,113   4,320
      Payable for custodian fees (Note 5)   483   3,202   714
      Payable for transfer and dividend disbursing agent fees and expenses (Note
      5)   3,717   7,917   9,185
      Accrued expenses   1,509   29,133   15,105
      Payable for deferred compensation
      (Note 5)   4,556   23,839   6,216



















      Total liabilities   10,265   2,488,694   1,359,161



















      Net Assets Consist of:
      Paid in capital   58,694,979   238,956,789   78,631,019
      Net unrealized appreciation of investments   1,875,560   77,400,388
      12,967,949
      Accumulated net realized gain (loss) on investments   148,898
      (2,684,496)  (5,281,407)
      Undistributed net investment income (Accumulated net investment loss)
      67,577   256,162   (6,129)



















      Total Net Assets  $60,787,014  $313,928,843  $86,311,432



















      Shares Outstanding   5,759,001   19,453,037   12,064,587



















      Net Asset Value Per Share:
      (Net Assets/Shares Outstanding)  $10.56  $16.14  $7.15



















      Offering Price Per Share(2)  $10.94(3) $16.90(4) $7.49(4)



















      Redemption Proceeds Per Share(2)  $10.45(5) $15.98(5) $7.08(5)



















      Investments, at identified cost  $58,142,498  $238,160,898  $73,234,251





















      (1) Includes $463,718 of investments in affiliated issuer (Note 5). (2) See "What Do Shares Cost?" in the Prospectus. (3) Computation of offering price: 100/96.5 of net asset value. (4) Computation of offering price:
      100/95.5 of net asset value. (5) Computation of redemption proceeds:
      99/100 of net asset value.



SOUTHTRUST FUNDS
STATEMENT OF OPERATIONS
Year Ended April 30, 2004





         U.S.Treasury
      Money Market
      Fund


        Income
      Fund

        Bond
      Fund


      Investment Income:
      Interest  $12,462,804  $3,054,002  $7,151,881(1)



















      Expenses:
      Investment adviser fee (Note 5)   6,076,097   523,146   854,837
      Administrative personnel and services fee (Note 5)   1,153,762   82,821
      135,379
      Custodian fees (Note 5)   85,761   8,719   14,247
      Transfer and dividend disbursing agent fees and expenses (Note 5)   31,363
        31,369   33,457
      Trustees' fees   25,933   2,785   2,204
      Auditing fees   16,290   15,022   16,046
      Legal fees   8,812   6,634   6,013
      Portfolio accounting fees   367,271   34,918   52,001
      Shareholder services fee (Note 5)   3,038,048   217,978   356,182
      Share registration costs   31,034   21,725   20,083
      Printing and postage   38,869   17,164   15,029
      Insurance premiums   69,230   13,945   15,321
      Deferred compensation expense (Note 5)   35,869   2,534   4,478
      Miscellaneous   45,199   9,225   11,157



















      Total expenses   11,023,538   987,985   1,536,434



















      Waivers (Note 5)--
      Waiver of investment adviser fee   (1,701,307)  (226,697) --
      Waiver of shareholder services fee   (2,430,439)  (174,382)  (284,945)



















      Total waivers   (4,131,746)  (401,079)  (284,945)



















      Net expenses   6,891,792   586,906   1,251,489



















      Net investment income   5,571,012   2,467,096   5,900,392



















      Realized and Unrealized Gain (Loss) on Investments:
      Net realized gain on investments  --   732,615   2,415,024
      Change in unrealized depreciation of investments  --   (2,288,145)
      (7,056,284)



















      Net realized and unrealized loss on investments  --   (1,555,530)
      (4,641,260)



















      Change in net assets resulting from operations $5,571,012 $911,566 $1,259,132





















      (1) Includes income on securities loaned of $15,023.







         Alabama
      Tax-Free Income
      Fund


        Value
      Fund

        Growth
      Fund


      Investment Income:
      Dividends  $6,176(1) $4,350,368(2) $873,140(3)
      Interest   2,489,306   124,401   5,097



















      Total income   2,495,482   4,474,769   878,237



















      Expenses:
      Investment adviser fee (Note 5)   368,067   2,191,777   608,025
      Administrative personnel and services fee (Note 5)   58,268   277,454
      76,967
      Custodian fees (Note 5)   6,135   29,224   8,107
      Transfer and dividend disbursing agent fees and expenses (Note 5)   29,398
        45,761   60,838
      Trustees' fees   2,096   6,057   3,007
      Auditing fees   13,973   14,205   13,844
      Legal fees   6,413   6,396   7,268
      Portfolio accounting fees   26,211   86,191   24,916
      Shareholder services fee (Note 5)   153,361   730,592   202,675
      Share registration costs   21,313   29,345   22,914
      Printing and postage   11,262   17,414   25,514
      Insurance premiums   12,313   19,810   13,715
      Deferred compensation expense (Note 5)   1,795   7,856   2,163
      Miscellaneous   12,055   13,591   10,070



















      Total expenses   722,660   3,475,673   1,080,023



















      Waivers (Note 5)--
      Waiver of investment adviser fee   (214,706) --  --
      Waiver of shareholder services fee   (122,689)  (584,474)  (137,819)



















      Total waivers   (337,395)  (584,474)  (137,819)



















      Net expenses   385,265   2,891,199   942,204



















      Net investment income (loss)   2,110,217   1,583,570   (63,967)



















      Realized and Unrealized Gain (Loss) on Investments:
      Net realized gain on investments   188,499   14,232,711   2,619,419
      Change in unrealized appreciation (depreciation) of investments
      (1,431,662)  61,893,352   8,476,006



















      Net realized and unrealized gain (loss) on investments   (1,243,163)
      76,126,063   11,095,425



















      Change in net assets resulting from operations $867,054 $77,709,633 $11,031,458





















      (1) Received from affiliated issuers (Note 5). (2) Net of foreign taxes withheld of $27,518. (3) Net of foreign taxes withheld of $6,314.



SOUTHTRUST FUNDS
STATEMENTS OF CHANGES IN NET ASSETS





        U.S.Treasury
      Money Market Fund

        Income
      Fund


        Year Ended April 30,


        Year Ended April 30,



        2004


        2003


        2004


        2003



      Increase (Decrease) in Net Assets Operations--
      Net investment income $5,571,012  $11,616,996  $2,467,096  $3,040,186
      Net realized gain on investments --  --   732,615   380,755
      Net change in unrealized appreciation/depreciation of investments -- -- (2,288,145) 1,915,648

























      Change in net assets resulting from operations  5,571,012   11,616,996
      911,566   5,336,589

























      Distributions to Shareholders--
      Distributions from net investment income (5,567,887) (11,616,247) (3,340,849) (3,508,640)

























      Share Transactions--
      Proceeds from sale of shares  3,229,834,547   2,923,029,533   24,697,738
      22,551,986
      Net asset value of shares issued to shareholders in payment of
      distributions declared  1,934,848   4,530,298   667,537   663,318
      Cost of shares redeemed  (2,846,537,028)  (3,015,344,574)  (17,529,684)
      (14,548,117)

























      Change in net assets resulting from share transactions  385,232,367
      (87,784,743)  7,835,591   8,667,187

























      Change in net assets  385,235,492   (87,783,994)  5,406,308   10,495,136
      Net Assets:
      Beginning of period  1,150,141,530   1,237,925,524   83,358,047
      72,862,911

























      End of period $1,535,377,022  $1,150,141,530  $88,764,355  $83,358,047

























      Undistributed net investment income included in net assets at end of
      period $3,874  $749   35,484  $26,237

































        Bond
      Fund

        Alabama
      Tax-Free Income
      Fund


        Year Ended April 30,


        Year Ended April 30,



        2004


        2003


        2004


        2003



      Increase (Decrease) in Net Assets Operations--
      Net investment income $5,900,392  $6,717,149  $2,110,217  $2,057,887
      Net realized gain (loss) on investments  2,415,024   (437,259)  188,499
      677,784
      Net change in unrealized appreciation/depreciation of investments
      (7,056,284)  9,058,094   (1,431,662)  1,863,551

























      Change in net assets resulting from operations  1,259,132   15,337,984
      867,054   4,599,222

























      Distributions to Shareholders--
      Distributions from net investment income (6,628,685) (7,175,461) (2,115,198) (2,105,722)
      Distributions from net realized gain on investments transactions -- -- (325,406) (993,226)

























      Change in net assets from distributions to shareholders (6,628,685) (7,175,461) (2,440,604) (3,098,948)

























      Share Transactions--
      Proceeds from sale of shares  14,612,774   20,512,699   13,584,028
      6,834,222
      Net asset value of shares issued to shareholders in payment of
      distributions declared  1,895,282   4,803,999   726,690   1,272,211
      Cost of shares redeemed  (24,216,101)  (28,634,164)  (7,889,712)
      (9,123,430)

























      Change in net assets resulting from share transactions  (7,708,045)
      (3,317,466)  6,421,006   (1,016,997)

























      Change in net assets  (13,077,598)  4,845,057   4,847,456   483,277
      Net Assets:
      Beginning of period  149,025,475   144,180,418   55,939,558   55,456,281

























      End of period $135,947,877  $149,025,475  $60,787,014  $55,939,558

























      Undistributed net investment income included in net assets at end of period $101,486 $101,746 $67,577 $73,779
































        Value Fund


        Growth Fund



        Year Ended April 30,


        Year Ended April 30,



        2004


        2003


        2004


        2003



      Increase (Decrease) in Net Assets Operations--
      Net investment income (loss) $1,583,570  $1,870,068  $(63,967) $(46,493)
      Net realized gain (loss) on investments  14,232,711   (16,856,532)
      2,619,419   (4,308,934)
      Net change in unrealized appreciation/depreciation of investments
      61,893,352   (45,537,697)  8,476,006   (2,846,896)

























      Change in net assets resulting from operations  77,709,633   (60,524,161)
      11,031,458   (7,202,323)

























      Distributions to Shareholders--
      Distributions from net investment income (1,443,201) (1,879,277) -- -- Distributions from net realized gain on investments transactions -- (1,284,234) -- --

























      Change in net assets from distributions to shareholders  (1,443,201)
      (3,163,511)  --   --

























      Share Transactions--
      Proceeds from sale of shares  30,745,421   32,274,244   19,323,876
      16,838,392
      Net asset value of shares issued to shareholders in payment of
      distributions declared  977,996   2,660,320  --  --
      Cost of shares redeemed  (44,445,629)  (46,827,250)  (13,359,642)
      (12,224,237)

























      Change in net assets resulting from share transactions  (12,722,212)
      (11,892,686)  5,964,234   4,614,155

























      Change in net assets  63,544,220   (75,580,358)  16,995,692   (2,588,168)
      Net Assets:
      Beginning of period  250,384,623   325,964,981   69,315,740   71,903,908

























      End of period $313,928,843  $250,384,623  $86,311,432  $69,315,740

























      Undistributed net investment income (Accumulated net investment loss) included in net assets at end of period $256,162 $115,793 $(6,129) $(3,992)




























SOUTHTRUST FUNDS
FINANCIAL HIGHLIGHTS



(For a share outstanding throughout each period)



      Year
      Ended
      April 30,

       Net asset
      value,
      beginning
      of period


       Net
      investment
      income (loss)


        Net realized
                                 and unrealized
                                 gain (loss) on
      investments


        Total from
      investment
      operations


        Distributions
      from net
      investment
      income


        Distributions
      from net
      realized
                                     gain on
      investments


      U.S. Treasury Money Market Fund 2000 $1.00 0.048 -- 0.048 (0.048) -- 2001
      $1.00 0.055 -- 0.055 (0.055) -- 2002(3) $1.00 0.024 -- 0.024 (0.024) --
      2003 $1.00 0.010 -- 0.010 (0.010) -- 2004 $1.00 0.005 -- 0.005 (0.005) --
      Income Fund 2000 $9.78 0.58 (0.37) 0.21 (0.58) -- 2001 $9.41 0.57 0.31
      0.88 (0.57) -- 2002(3) $9.72 0.53(4) (0.13)(4) 0.40 (0.50) -- 2003 $9.62
      0.44 0.23 0.67 (0.44) -- 2004 $9.85 0.37 (0.27) 0.10 (0.37) -- Bond Fund
      2000 $10.24 0.58 (0.57) 0.01 (0.58) -- 2001 $9.67 0.57 0.42 0.99 (0.58) --
      2002(3) $10.08 0.55(4) (0.13)(4) 0.42 (0.54) -- 2003 $9.96 0.51 0.58 1.09
      (0.51) -- 2004 $10.54 0.49 (0.40) 0.09 (0.49) -- Alabama Tax-Free Income
      Fund 2000(5) $10.00 0.29 (0.14) 0.15 (0.28) -- 2001 $9.87 0.43 0.47 0.90
      (0.42) --
      2002(3) $10.35 0.40(4) 0.26(4) 0.66 (0.42) (0.05) 2003 $10.54 0.40 0.48
      0.88 (0.41) (0.19) 2004 $10.82 0.37 (0.20) 0.17 (0.37) (0.06) Value Fund
      2000 $17.90 0.06 0.63 0.69 (0.06) (1.56) 2001 $16.97 0.09 1.75 1.84 (0.09)
      (1.68) 2002(3) $17.04 0.08 (1.45) (1.37) (0.07) (0.31) 2003 $15.29 0.09
      (2.93) (2.84) (0.09) (0.06) 2004 $12.30 0.08 3.83 3.91 (0.07) -- Growth
      Fund 2000(5) $10.00 -- 0.65 0.65 -- (0.25) 2001 $10.40 (0.00)(7) (1.30)
      (1.30) -- (0.71) 2002(3) $8.39 (0.00)(7) (1.51) (1.51) -- -- 2003 $6.88
      (0.00)(7) (0.68) (0.68) -- -- 2004 $6.20 (0.00)(7) 0.95 0.95 -- --





              Ratios to average net assets



      Total
      distributions


        Net
      asset
      value,
                                     end of
      period


       Total
      return(1)


        Expenses


        Net
      investment
      income
      (loss)


        Expense
      waivers/
      reimburse-
      ments(2)


        Net
      assets,
                                     end of
      period
      (000 omitted)

       Portfolio
      turnover
      rate




      (0.048) $1.00 4.91% 0.49% 4.82% 0.40% $852,783 -- (0.550) $1.00 5.68%
      0.50% 5.50% 0.39% $1,141,487 -- (0.024) $1.00 2.38% 0.51% 2.33% 0.38%
      $1,237,926 -- (0.010) $1.00 0.98% 0.56% 0.99% 0.34% $1,150,142 -- (0.005)
      $1.00 0.46% 0.57% 0.46% 0.34% $1,535,377 --

      (0.58) $9.41 2.25% 0.64% 6.13% 0.57% $64,262 85% (0.57) $9.72 9.58% 0.70%
      5.91% 0.56% $69,728 55% (0.50) $9.62 4.17% 0.68% 4.77%(4) 0.53% $72,863
      69% (0.44) $9.85 7.11% 0.66% 3.92% 0.46% $83,358 52% (0.37) $9.58 1.06%
      0.67% 2.83% 0.46% $88,764 71%

      (0.58) $9.67 0.15% 0.84% 5.88% 0.22% $113,381 76% (0.58) $10.08 10.47%
      0.89% 5.80% 0.20% $140,549 80% (0.54) $9.96 4.18% 0.87% 5.07%(4) 0.20%
      $144,180 114% (0.51) $10.54 11.23% 0.87% 4.66% 0.20% $149,025 34% (0.49)
      $10.14 0.80% 0.88% 4.14% 0.20% $135,948 43%

      (0.28) $9.87 1.47% 0.65%(6) 4.17%(6) 0.60%(6) $52,766 33% (0.42) $10.35
      9.27% 0.63% 4.19% 0.60% $52,546 14% (0.47) $10.54 6.44% 0.64% 3.96%(4)
      0.58% $55,456 50% (0.60) $10.82 8.53% 0.61% 3.67% 0.55% $55,940 24% (0.43)
      $10.56 1.55% 0.63% 3.44% 0.55% $60,787 11%

      (1.62) $16.97 4.26% 0.94% 0.37% 0.22% $329,419 45% (1.77) $17.04 12.12%
      0.98% 0.53% 0.20% $345,656 54% (0.38) $15.29 (8.04)% 0.98% 0.49% 0.20%
      $325,965 43% (0.15) $12.30 (18.50)% 0.99% 0.74% 0.20% $250,385 37% (0.07)
      $16.14 31.87% 0.99% 0.54% 0.20% $313,929 33%

      (0.25) $10.40 6.54% 1.15%(6) (0.01)%(6) 0.20%(6) $86,367 28% (0.71) $8.39
      (12.68)% 1.08% (0.10)% 0.20% $90,536 19% -- $6.88 (18.00)% 1.13% (0.19)%
      0.19% $71,904 27% -- $6.20 (9.88)% 1.19% (0.07)% 0.17% $69,316 20% --
      $7.15 15.32% 1.16% (0.08)% 0.17% $86,311 19%






      (1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (2) This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios.
      (3) Beginning with the year ended April 30, 2002, the Funds were audited by KPMG LLP. Each of the previous periods was audited by other auditors.
      (4) Effective May 1, 2001, the Company adopted the provisions of the American Institute of Certified Public Accountants ("AICPA") Audit and Accounting Guide for Investment Companies and began accreting/amortizing market discounts/premiums on long term debt securities for the Alabama Tax-Free Fund, Income and Bond Fund.

The effect of this change for the year ended April 30, 2002 resulted in the following adjustments:

         Net investment
      income per share

        Net realized
      and unrealized
      gain/loss per share


        Ratio of net investment
      income to average net assets


      Income Fund  $(0.03) $0.03  (0.32)%
      Bond Fund  $(0.02) $0.02  (0.24)%
      Alabama Tax-Free Income Fund  $0.01  $(0.01) 0.01%

Per share, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
      (5) Reflects operations for the period from August 20, 1999 (date of initial public investment) to April 30, 2000. (6) Computed on an annualized basis.
      (7) Per share amount is less than $(0.01).



SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
April 30, 2004




(1)  Organization

SouthTrust Funds (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company consists of six portfolios (individually referred to as the "Fund", or collectively as the "Funds") which are presented herein:


      Portfolio Name

       Diversification

       Investment Objective


      U.S. Treasury Money Market Fund ("U.S. Treasury") Diversified To provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Income Fund ("Income") Diversified To provide current income. Bond Fund ("Bond") Diversified To provide a level of total return consistent with a portfolio of high-quality debt securities.
      Alabama Tax-Free Income Fund ("Alabama Tax-Free Income") Non-diversified To provide current income exempt from federal income tax and the income tax imposed by the State of Alabama.
      Value Fund
      ("Value") Diversified To provide long-term capital appreciation, with income a secondary consideration. Growth Fund ("Growth") Diversified To provide capital appreciation.


The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.






(2)  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant. U.S. government securities are generally valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds (other fixed income and asset-backed securities) and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price or official closing price reported on a national securities exchange. For U.S. Treasury, the use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act. For fluctuating net asset value Funds within the Company, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Repurchase Agreements--It is the policy of the Company to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Company to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Company will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Company's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Company could receive less than the repurchase price on the sale of collateral securities.

Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty.

Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization/Paydown Gains and Losses--All premiums and discounts on fixed income securities are amortized/accreted. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes--It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions--The Company may engage in when-issued or delayed delivery transactions. The Company records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates--The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Securities Lending--Under guidelines adopted by the Trustees, each Fund may lend portfolio securities to brokers/dealers and other financial organizations in order to generate additional income. Loans of portfolio securities by a Fund will be collateralized by cash, letters of credit or U.S. government securities which are maintained at 102% of the current market value of the loaned securities.

Collateral is either held as cash or reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds. The Fund returns a portion of the interest on any cash received as collateral and continues to receive interest or dividends on securities loaned. Included in Bond Fund's interest income is $15,023 attributable to income earned on securities lending transactions.

Loans will be made to firms deemed by the Company's adviser to be of good financial standing and will not be made unless, in the judgement of the Company's adviser, the consideration to be earned from such loans would justify the risk. The risks associated with lending portfolio securities consist of possible decline in value of collateral, possible delays receiving additional collateral or in the recovery of the loaned securities or expenses from enforcing the Fund's rights should the borrower of the securities fail financially.

As of April 30, 2004, the value of securities loaned, the payable for collateral due to broker and the value of reinvested cash collateral securities were as follows:


      Fund

        Market Value of
      Securities Loaned


        Payable for
      Collateral
      Due to Broker

        Market Value of
      Reinvested
      Collateral Securities



      Bond  $18,936,697  $19,640,125  $19,640,125


Cash collateral is held in a segregated account.

Restricted Securities--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Trustees.

Other--Investment transactions are accounted for on a trade date basis.

(3)  Shares of Beneficial Interest

The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value of $0.001). Transactions in shares were as follows:


         U.S. Treasury


        Income



         Year Ended April 30,


        Year Ended April 30,



         2004


        2003


        2004


        2003



      Shares sold  3,229,834,547  2,923,029,533  2,531,373  2,308,958
      Shares issued to shareholders in payment of distributions declared 1,934,848 4,530,298 68,547 68,005
      Shares redeemed  (2,846,537,028) (3,015,344,574) (1,799,454) (1,490,287)

















      Net change resulting from share transactions 385,232,367 (87,784,743) 800,466 886,676




















         Bond


        Alabama Tax-Free
      Income



         Year Ended April 30,


        Year Ended April 30,



         2004


        2003


        2004


        2003



      Shares sold  1,399,737  1,999,737  1,254,732  634,171
      Shares issued to shareholders in payment of distributions declared 182,403 468,300 67,427 119,099
      Shares redeemed  (2,322,072) (2,808,245) (731,748) (844,787)

















      Net change resulting from share transactions (739,932) (340,208) 590,411 (91,517)




















         Value


        Growth



         Year Ended April 30,


        Year Ended April 30,



         2004


        2003


        2004


        2003



      Shares sold  2,063,016  2,612,615  2,820,973  2,806,349
      Shares issued to shareholders in payment of distributions declared  66,683
       220,516  --  --
      Shares redeemed  (3,026,690) (3,802,945) (1,939,853) (2,066,816)

















      Net change resulting from share transactions (896,991) (969,814) 881,120 739,533
























(4)  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for unused capital loss carryforwards, deferral of losses from wash sales, and discount accretion/premium amortization on debt securities.

For the year ended April 30, 2004, permanent differences identified and reclassified among the components of net assets were as follows:


      Fund

          Paid-In
      Capital


         Accumulated
      Realized
      Gain (Loss)


         Undistributed
      Net Investment
      Income (Loss)



      Income    $--  $(883,000)  $883,000
      Bond    --    (728,033)   728,033
      Alabama Tax-Free Income    --    1,221    (1,221)
      Growth     (61,830)  --    61,830


Net investment income (loss), net realized gains (losses), as disclosed on the Statements of Operations and net assets were not affected by this reclassification.

The tax character of distributions reported on the Statements of Changes in Net Assets for the years ended April 30, 2004 and 2003, was as follows:



        2004


       2003



        Tax-Exempt
      Income


       Ordinary
      Income*


       Long-
      Term
      Capital
      Gains


       Tax-Exempt
      Income


       Ordinary
      Income*


       Long-
      Term
      Capital
      Gains



      U.S. Treasury $-- $5,567,887 $-- $-- $11,616,247 $-- Income -- 3,340,849
      -- -- 3,508,640 -- Bond -- 6,628,685 -- -- 7,175,461 --
      Alabama Tax-Free Income  2,114,922  73,342  252,340  2,067,055  160,454
      871,439
      Value --  1,443,201 -- --  1,879,277  1,284,234


      * For tax purposes, short-term capital gain distributions are considered as ordinary income.







As of April 30, 2004, the components of distributable earnings on a tax basis were as follows:


        Undistributed
      Tax-Exempt
      Income


       Undistributed
      Ordinary
      Income


       Undistributed
      Long-Term
      Capital Gains


       Unrealized
      Appreciation/
      (Depreciation)

        Total
      Capital Loss
      Carryforward


      U.S. Treasury $-- $378,517 $-- $-- $-- Income -- 41,450 -- (213,530)
      2,637,990 Bond -- 112,803 -- 3,503,496 3,066,335
      Alabama Tax-Free Income  72,067 --  147,604  1,876,855  --
      Value     279,659 --  77,400,388   2,684,498
      Growth -- -- --  12,728,368   5,041,825


For federal income tax purposes, the following amounts apply as of April 30, 2004:


      Fund

        Cost of
      Investments


        Unrealized
      Appreciation


        Unrealized
      (Depreciation)


        Net Unrealized
      Appreciation/
      (Depreciation)



      U.S. Treasury $1,534,863,923 $-- $-- $-- Income 88,007,857 284,829
      (498,359) (213,530) Bond 148,929,414 4,534,711 (1,031,215) 3,503,496
      Alabama Tax-Free Income   58,141,203   2,101,252   (224,397)  1,876,855
      Value   238,160,898   79,651,133   (2,250,745)  77,400,388
      Growth   73,473,832   17,954,145   (5,225,777)  12,728,368


The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales and the amortization/accretion tax elections on fixed income securities.

At April 30, 2004, the Funds had capital loss carryforwards which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:




      2009

       2010


       2011


       Total



      Fund

       2005


       2006


       2008



      Income $732,420 $73,422 $280,958 $591,780 $--$959,410 $2,637,990
      Bond -- -- -- -- --  3,066,335  3,066,335
      Value -- -- -- -- --  2,684,498  2,684,498
      Growth -- -- --  174,324  1,454,431  3,413,070  5,041,825






Under current tax regulations, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of April 30, 2004, for federal income tax purposes, post October losses as follows were deferred to May 1, 2004.


      Fund

        Post-October Losses



      Income  $322,471


(5) Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee--SouthTrust Investment Advisors, the Company's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee based on a percentage of each Fund's average daily net assets as shown below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.


      Fund

        Annual
      Rate


      U.S. Treasury 0.50% Income 0.60%
      Bond  0.60%
      Alabama Tax-Free Income  0.60%
      Value  0.75%
      Growth  0.75%


Administrative Fee--Federated Services Company ("FServ"), under the Administrative Services Agreement ("Agreement"), provided the Funds with administrative personnel and services. The fee paid to FServ is based on the average aggregate daily net assets of the Funds as specified below:


      Maximum Administrative Fee

        Average Aggregate Daily
      Net Assets of the Funds



      0.150% on the first $250 million 0.125% on the next $250 million 0.100% on the next $250 million 0.075% on assets in excess of $750 million






The administrative fee received during any fiscal year shall be at least $50,000 per portfolio.

FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Distribution Services Fee--The Company has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act on behalf of Income, Alabama Tax-Free Income and Growth. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Funds' shares. The Plan provides that the Funds may incur distribution expenses according to the following schedule annually, to compensate FSC.


      Fund

        Percentage of
      the Average
      Daily Net Assets
      of Fund





      Income  0.25%
      Alabama Tax-Free Income  0.25%
      Growth  0.25%


FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

During the year ended April 30, 2004, none of the above mentioned Funds incurred a distribution services fee.

Sales Charges--For the fiscal year ended April 30, 2004, FSC retained the amounts listed in the chart below for sales charges from the sale of Fund shares.


      Fund

        Sales Charges
      from Fund
      shares





      Income  $755
      Bond   194
      Alabama Tax-Free Income   1,851
      Value   2,867
      Growth   1,619


See "What Do Shares Cost?" in the Prospectus.





Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with the Adviser, the Funds will pay the Adviser up to 0.25% of average daily net assets of the Funds for the period. The fee paid to the Adviser is used to finance certain services for shareholders and to maintain shareholder accounts. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Custodian Fees--SouthTrust Bank is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the reporting period, plus out-of-pocket expenses.

Transfer and Dividend Disbursing Agent Fees and Expenses--Federated Services Company ("FServ"), through its subsidiary Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Company. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Deferred Compensation Plan--The Company's Trustees may participate in the Company's Deferred Compensation Plan for Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Company and represent an unfunded obligation of the Company. The value of amounts deferred for a participant is determined by reference to the change in value of shares of one or more of the Funds as specified by the participant. The Company invests the deferred amount in the Funds specified by the participant and is reflected in other assets on the Statements of Assets and Liabilities.

Other Affiliated Parties and Transactions--Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in certain affiliated money market funds which are distributed by an affiliate of the Funds' distributor. Income distributions earned by the Fund are recorded as income in the accompanying financial statements as follows:


      Fund

        Affiliated Fund Name

        Income from
      Affiliated Issuer



      Alabama Tax-Free Income  Alabama Municipal Cash Trust  $6,176






General--Certain of the Officers of the Company are Officers and Directors or Trustees of the above companies.

(6)  Investment Transactions

Purchases and sales of investments, excluding long-term U.S government securities and short-term obligations (and in-kind contributions), for the year ended April 30, 2004, were as follows:


      Fund

        Purchases


        Sales



      Income  $30,169,256  $35,946,740
      Bond   18,311,211   30,206,383
      Alabama Tax-Free Income   13,373,257   6,514,671
      Value   92,803,616   100,853,562
      Growth   21,887,710   15,565,432


(7)  Concentration of Credit Risk

Since Alabama Tax-Free Income invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at April 30, 2004, 51.1% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 25.7% of total investments.

(8)  Line of Credit

SouthTrust Funds, on behalf of its respective Funds (except for U.S. Treasury) entered into a $10,000,000 unsecured, committed revolving line of credit ("LOC") agreement with State Street Bank & Trust Company. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% per annum over the Federal Funds Rate. The LOC includes a commitment fee of 0.10% per annum on the daily unused portion. The Funds did not utilize the LOC during the fiscal year ended April 30, 2004.





(9) Federal Income Tax Information (Unaudited)

For the year ended April 30, 2004, the Funds designated long-term capital gain dividends as follows:


      Alabama Tax-Free Income $252,340


At April 30, 2004, the following percentage represents the portion of distributions from net investment income which is exempt from federal income tax, other than alternative minimum tax:


      Alabama Tax-Free Income 96.6%


For the fiscal year ended April 30, 2004, 100% of total ordinary dividends paid by Value are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by Value and Growth during the year ended April 30, 2004, 82.45% and 91.09%, respectively, qualify for the dividend received deduction available to corporate shareholders.


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




The Board of Trustees and Shareholders SOUTHTRUST FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the SouthTrust U.S. Treasury Money Market Fund, SouthTrust Income Fund, SouthTrust Bond Fund, SouthTrust Alabama Tax-Free Income Fund, SouthTrust Value Fund, and SouthTrust Growth Fund, each a portfolio of the SouthTrust Funds (the "Funds"), as of April 30, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of SouthTrust Funds for each of the years or periods in the two-year period ended April 30, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated June 8, 2001.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the SouthTrust Funds as of April 30, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
June 11, 2004


BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Board member and the senior officers of the Funds. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). The SouthTrust Fund Complex consists of six investment company portfolios. Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the SouthTrust Fund Complex and serves for an indefinite term. The Funds' Statement of Additional Information includes additional information about Company Trustees and is available, without charge and upon request, by calling 1-800-843-8618.


INTERESTED TRUSTEES BACKGROUND AND COMPENSATION



      Name
      Birth Date
      Address
      Positions Held with Company
      Date Service Began Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Positions
      William O. Vann *
      Birth Date: January 28, 1942
      P.O. Box 10645 Birmingham, AL
      TRUSTEE
      Began serving: April 1992 Principal Occupations: President and Chairman, Vann Family Investments, LLC; Trustee and Past Chairman, The Childrens' Hospital of Alabama.
      Previous Position: Chairman and Chief Executive Officer, Young & Vann Supply Co.; Partner, B&B Investments.
      Thomas M. Grady.*
      Birth Date: July 25, 1941
      P.O. Box 2 708 McLain Road Kannapolis, NC
      TRUSTEE
      Began serving: March 1996 Principal Occupations: Partner of the law firm of Hartsell & Williams, P.A.; Member, Board of Directors, Pfeiffer University; Trustee, Cannon Foundation.
      Billy L. Harbert, Jr. *
      Birth Date: May 23, 1965
      B.L. Harbert International LLC
      820 Shades Creek Parkway
      Birmingham, AL
      TRUSTEE
      Began serving: March 1998 Principal Occupations: President and Chief Executive Officer, B. L. Harbert International LLC (construction).
      Other DirectorshipsHeld: Member/Shareholder, Bonaventure Capital, LLC; Member /Shareholder, Bonaventure Partners LLC; Board Member/ Shareholder, Founders Trust Company, Inc.; and Member /Shareholder, Treble Range Partners, LLC.

* Each Trustee is considered to be "interested" because of his ownership of the common stock of SouthTrust Corporation


INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION



      Name
      Birth Date
      Address
      Positions Held with Company
      Date Service Began Principal Occupation(s) for Past Five Years, Other Directorships
      Held and Previous Positions
      Charles G. Brown, III
      Birth Date: November 27, 1953
      Tubular Products Co.
      1400 Red Hollow Road
      Birmingham, AL
      CHAIRMAN AND TRUSTEE
      Began serving: April 1992 Principal Occupation: President, Tubular Products Company (since 1985); Managing Partner, Red Hollow Partnership.



      Name
      Birth Date
      Address
      Positions Held with Company
      Date Service Began Principal Occupation(s) for Past Five Years, Other Directorships
      Held and Previous Positions
      Russell W. Chambliss
      Birth Date: December 26, 1951 Mason Corporation
      123 Oxmoor Road
      Birmingham, AL
      TRUSTEE
      Began serving: April 1992 Principal Occupations: President and Chief Executive Officer, Mason Corporation (manufacturer of roll formed aluminum and steel products).
      Dr. Lawrence W. Greer
      Birth Date: October 26, 1944 Greer Capital Advisers LLC 2200 Woodcrest Place, Suite 309
      Birmingham, AL
      TRUSTEE
      Began serving: October 1999 Principal Occupation: Sr. Managing Partner, Greer Capital Advisers; President, S.C.O.U.T. Corp.
      Other Directorships Held: Chairman, Board of Directors, Southern BioSystems; Director, Daily Access Concepts, Inc., Electronic HealthCare Systems, Inc., Cumberland Pharmaceuticals, Biotechnology Association of Alabama, and Research Foundation--University of Alabama at Birmingham. George H. Jones, III
      Birth Date: April 1, 1950
      Jones & Kirkpatrick PC
      300 Union Hill Drive Birmingham, AL
      TRUSTEE
      Began Serving: August 2001 Principal Occupation: President, Jones & Kirkpatrick PC (accounting firm).



OFFICERS



      Name
      Birth Date
      Address
      Positions Held with Company  Principal Occupation(s) and Previous
Positions
      Richard S. White, Jr.
      Birth Date: March 14, 1934 SouthTrust Bank
      420 North 20th Street Birmingham, AL
      PRESIDENT
      Began Serving: March, 2002 Principal Occupation: Division President, SouthTrust Capital Management.
      Previous Positions: Executive Vice President, SouthTrust Capital Management Group
      Charles L. Davis, Jr.
      Birth Date: March 23, 1960 Federated Investors Tower
      1001 Liberty Avenue
      Pittsburgh, PA
      CHIEF EXECUTIVE OFFICER Began Serving: December, 2002  Principal
      Occupations: Vice President, Federated Services Company; Director, Mutual Fund Services, Strategic Relationship Management for Federated Services Company.
      Previous Positions: Vice President and Director of Investor Relations for MNC Financial, Inc.
      Edward C. Gonzales
      Birth Date: October 22, 1930 Federated Investors Tower
      1001 Liberty Avenue
      Pittsburgh, PA
      EXECUTIVE VICE PRESIDENT Began Serving: December, 2002  Principal
      Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.
      Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services; Vice President, Federated Investment Management Company, Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Director and Executive Vice President, Federated Securities Corp.; Director, Federated Services Company; Trustee, Federated Shareholder Services Company.



      Name
      Birth Date
      Address
      Positions Held with Company  Principal Occupation(s) and Previous
Positions
      Charles A. Beard
      Birth Date: October 26, 1946 SouthTrust Bank
      420 North 20th Street Birmingham, AL
      VICE PRESIDENT
      Began Serving: March, 2002 Principal Occupation: Senior Vice President, SouthTrust Asset Management.
      Previous Positions: Senior Vice President and Marketing Director, SouthTrust Capital Management Group.
      Beth S. Broderick
      Birth Date: August 2, 1965 Federated Investors Tower
      1001 Liberty Avenue
      Pittsburgh, PA
                                 VICE PRESIDENT
      Began Serving: July, 1998 Principal Occupation: Vice President, Federated Services Company (1997 to present).
      Previous Positions: Client Services Officer, Federated Services Company (1992-1997).
      Richard J. Thomas
      Birth Date: June 17, 1954 Federated Investors Tower
      1001 Liberty Avenue
      Pittsburgh, PA
      TREASURER
      Began Serving: December, 2002 Principal Occupation: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.
      Previous Positions: Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.
      John D. Johnson
      Birth Date: November 8, 1970 Federated Investors Tower
      1001 Liberty Avenue
      Pittsburgh, PA
      SECRETARY
      Began Serving: March, 2001 Principal Occupation: Counsel, Reed Smith LLP Previous Positions: Associate Corporate Counsel, Federated Investors, Inc. (1999 to 2002); Associate, Kirkpatrick & Lockhart LLP (1997 to 1999)


No Bank Guarantee      Not FDIC Insured      May Lose Value

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This report is authorized for distribution to prospective investors only when preceeded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-843-8618. This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.
No Bank Guarantee      Not FDIC Insured      May Lose Value
Investment Adviser: SouthTrust Investment Advisors
Distributor: Federated Securities Corp.
CUSIP 844734103 CUSIP 844734400 CUSIP 844734202 CUSIP 844734608 CUSIP 844734301
CUSIP 844734509 G00859-01 (6/04)

                            EVERGREEN MUNICIPAL TRUST

                                     PART C

                               OTHER INFORMATION


Item 15. Indemnification.

     Insofar as indemnification for liability arising under the Securities as of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnifications is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The response to this item is incorporated by reference to the sub-caption "Liability and Indemnification of Trustees" under the caption "Information on Shareholders' Rights" in Part A of this Registration Statement.


Item 16. Exhibits:


1. Declaration of Trust (Amended and Restated). Incorporated by reference to Evergreen Municpal Trust's Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on July 14, 2003, Registration No.333-36033.

2. Bylaws (Amended & Restated). Incorporated by reference to Evergreen Municipal Trust's Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed on July 25, 2001, Registration No. 333-36033.

3.   Not applicable.

4. Form of Agreement and Plan of Reorganization. Exhibit A to Prospectus/Proxy Statement contained in Part A of this Registration Statement.

5.   Declaration   of  Trust  of  Evergreen   Municipal   Trust   Articles  II.,
     III.6(c),IV.(3), IV.(8), V., VI., VII., and VIII and ByLaws Articles II., III., and VIII, Included as part Exhibit 1. and Exhibit 2 above.

6(a) Investment  Advisory  Agreement  between  Evergreen  Investment  Management
     Company,  LLC and Evergreen  Municipal Trust.  To be filed by Amendment.

6(b) Sub-Advisory  Advisory  Agreement between Evergreen  Investment  Management
     Company, LLC and Tattersall Advisory Group. Incorporated by reference to Evergreen Municipal Trust's Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on March 20, 2000, Registration No. 333-36033.

7(a) Principal  Underwriting  Agreement between Evergreen  Investment  Services,
     Inc. and Evergreen Municipal Trust.  To be filed by Amendment.

7(b) Dealer  Agreement  (Amended) used by Evergreen  Investment  Services,  Inc.
     Incorporated  by reference to Evergreen  Municipal  Trust's  Post-Effective
     Amendment No. 41 to the Registration Statement on Form N-1A filed on October 28, 2004, Registration No. 333-36033.

8.   Deferred   Compensation  Plan.   Incorporated  by  reference  to  Evergreen
     Municipal  Trust's  Post-Effective  Amendment  No.  27 to the  Registration
     Statement on Form N-1A filed on December 27, 2001, Registration No. 333-36033.

9.(a)Agreement  between  State  Street  Bank and  Trust  Company  and  Evergreen
     Municipal Trust. Incorporated by reference to Evergreen Municipal Trust's Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed on July 31, 1998, Registration No. 333-36033.

9.(b)Letter Agreemnt to Custodian Agreement between Registrant and State
     Street Bank and Trust Co. (Evergreen Alabama Municipal Bond Fund) To be filed by Amendment.

10(a)Rule 12b-1 Distribution Plans for Classes A, B and C. To be filed by Amendment.

10(b)Multiple Class Plan.  Incorporated  by reference to Evergreen Municipal
     Trust's  Post-Effective Amendment No. 38 to the Registration
     Statement on Form N-1A filed on July 29, 2004, Registration
     No. 333-36033.

11.  Opinion and Consent of Sullivan & Worcester  LLP. Contained herein.

12.  Tax Opinion and Consent of Sullivan & Worcester LLP. Contained herein.

13.  Not applicable.

14.  Consent of KPMG LLP. Contained herein.

15.  Not applicable.

16.  Not applicble.

17.  Form of Proxy Card.  Contained herein.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by person who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act the Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 17th day of December, 2004.

                                         EVERGREEN MUNICIPAL TRUST

                                         By: /s/ Michael H. Koonce
                                             -----------------------------
                                             Name: Michael H. Koonce
                                             Title: Secretary

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities indicated on the 17th day of December, 2004.

/s/ Dennis  H. Ferro              /s/ Michael H. Koonce              /s/ Carol A. Kosel
-----------------------------     -----------------------------      ------------------------------
Dennis  H. Ferro*                  Michael H. Koonce*                Carol A. Kosel*
President                          Secretary                         Treasurer
(Chief Executive Officer)                                           (Principal Financial and Accounting
                                                                     Officer)

 /s/ Charles A. Austin III       /s/ K. Dun Gifford                 /s/ William Walt Pettit
----------------------------      ----------------------------      ----------------------------------
Charles A. Austin III*            K. Dun Gifford*                   William Walt Pettit*
Trustee                           Trustee                           Trustee


/s/ Gerald M. McDonnell          /s/ Russell A. Salton, III MD      /s/ Richard K. Wagoner
-----------------------------    -------------------------------    ---------------------------------
Gerald M. McDonnell*             Russell A. Salton, III MD*         Richard K. Wagoner*
Trustee                          Trustee                            Trustee


/s/ Michael S. Scofield           /s/ David M. Richardson          /s/ Leroy Keith, Jr.
------------------------------   ------------------------------    ---------------------------------
Michael S. Scofield*              David M. Richardson*             Leroy Keith, Jr.*
Chairman of the Board             Trustee                          Trustee
and Trustee


/s/ Richard J. Shima             /s/ Shirley L. Fulton
------------------------------   ------------------------------
Richard J. Shima*                 Shirley L. Fulton*
Trustee                           Trustee

*By: /s/ Maureen E. Towle
----------------------------
Maureen E. Towle
Attorney-in-Fact

         *Maureen E. Towle, by signing her name hereto, does hereby sign this document on behalf of each of the applicable above-named individuals pursuant to powers of attorney duly executed by such persons.

                                INDEX TO EXHIBITS

EXHIBIT NO.             EXHIBIT

11       Opinion and Consent of Sullivan & Worcester, LLP
12       Tax Opinion and Consent of Sullivan & Worcester LLP
14       Consent of KPMG LLP
17       Form of Proxy Card